UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of

the Securities Exchange Act of 1934 (Amendment No.         )

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Filed by a Party other than the Registrant ☐

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☒	Definitive Proxy Statement
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☐	Soliciting Material under §240.14a-12

CALIFORNIA RESOURCES CORPORATION

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check all the appropriate box):

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☐	Fee paid previously with preliminary materials.

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

“Low Carbon Intensity Fuel for Today and Net Zero Fuel for The Future” California resources corporation 2022 proxy report and notice of annual meeting

California Resources Corporation

Letter to Shareholders from the Chair of the Board

Dear Shareholders,

I am proud of the progress and changes CRC made during 2021.  With a strengthened balance sheet, strong low-decline low carbon intensity assets, dedicated employees and an experienced management team operating under the direction of the new Board of Directors, CRC was able to demonstrate operational excellence and accomplish significant financial success.

I am honored to have helped guide the Company as the Chair of CRC’s Board of Directors. The separation between the CEO and Chair roles demonstrated CRC’s strong governance commitment while the addition of several new directors enhanced the diversity of perspectives and skill sets on our Board. In 2021, we brought on three new Board members which provided us with significant experience in renewables, carbon capture, environmental, social and governance (ESG), as well as sustainability reporting. CRC is committed to its ESG goals and the company’s current assets are well positioned to help California reach its energy transition goals. This year, the Board unanimously approved a 2045 Full-Scope Net Zero Goal. The Company’s Sustainability Committee remains dedicated to supporting and guiding CRC down the path to reach this goal.

In 2022, CRC will not only remain dedicated to enhancing its sustainability initiatives but will also focus on maintaining its robust financial foundation through its base E&P business. The Company will continue to focus on core areas with strong margins that generate significant cash flow while continuing to emphasize cost reductions and operational excellence.  These cash flow generating assets will continue to help fund additional shareholder friendly initiatives, as well as the advancement of CRC’s Carbon Management Business and solar projects.

We believe we have a strong mix of diversity and experience among our current Board members, and we are always looking for ways to improve our governance structure, enhance our abilities and expand our horizons. We frequently review best practices, host annual reviews, and encourage feedback from our shareholders. Each member of the Board is up for re-election this year and we would encourage you to vote at or prior to our Annual Meeting on May 4, 2022.

On behalf of the entire Board, I thank you for your support and engagement.

Tiffany (TJ) Thom Cepak

Chair of the Board

California Resources Corporation

PLEASE NOTE:  This letter and the Proxy Statement contain forward-looking statements that involve risks and uncertainties that could materially affect our expected results of operations, liquidity, cash flows and business prospects. For a discussion of these risks and uncertainties, please refer to the “Risk Factors” and “Forward-Looking Statements” described in our Annual Report on Form 10-K. Words such as “anticipate,” “believe,” “continue,” “could,” “estimate,” “expect,” “goal,” “intend,” “likely,” “may,” “might,” “plan,” “potential,” “project,” “seek,” “should,” “target,” “will” or “would” and similar words that reflect the prospective nature of events or outcomes typically identify forward-looking statements. Such statements are based on management's expectations as of the date of this filing, unless an earlier date is specified, and involve many risks and uncertainties that could cause our actual results to differ materially from those expressed or implied in our forward-looking statements. Given these risks and uncertainties, readers are cautioned not to place undue reliance on such forward-looking statements. Readers are urged to carefully review and consider the various disclosures made in our Form 10-K and in other documents we file from time to time with the SEC that disclose risks and uncertainties that may affect our business.  Any forward-looking statement speaks only as of the date on which such statement is made and we undertake no obligation and expressly disclaim any duty to correct or update any forward-looking statement, except as required by applicable law.

We have included in this letter and the Proxy Statement certain voluntary disclosures regarding our Sustainability Goals, Sustainability Reports and related matters because we believe these matters are of interest to our investors; however, we do not believe these disclosures are “material” as that concept is defined by or construed in accordance with the securities laws or any other laws of the U.S. or any other jurisdiction, or as that concept is used in the context of financial statements and financial reporting. These disclosures speak only as of the date on which they are made, and we undertake no obligation and expressly disclaim any duty to correct or update such disclosures, whether as a result of new information, future events or otherwise, except as required by applicable law.

California Resources Corporation 1 World Trade Center, Suite 1500 | Long Beach | California 90831

Notice of the 2022 Annual Meeting of Stockholders

Meeting Date:	May 4, 2022

Meeting Time:	11:00 a.m., Pacific Time

Location:	Virtual meeting at https://www.virtualshareholdermeeting.com/CRC2022

Record Date:	March 7, 2022

Purposes of the 2022 annual meeting of stockholders:

(1)	To elect the nine director nominees named in this proxy statement, each to a one-year term;
(2)	To ratify the appointment of KPMG LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2022;
(3)	To hold an advisory vote to approve named executive officer compensation;
(4)	To approve the Employee Stock Purchase Plan;
(5a)	To approve amendments to the Certificate of Incorporation to change the supermajority vote requirement for stockholders to remove directors without cause to a majority vote requirement; and
(5b)

To approve amendments to the Certificate of Incorporation to change the supermajority vote requirement for stockholders to amend certain provisions of the Certificate of Incorporation to a majority vote requirement.

Information relevant to these matters is set forth in the accompanying proxy statement.

The close of business on March 7, 2022 was fixed as the record date for the determination of stockholders entitled to receive notice of and to vote at the annual meeting or any adjournment or postponement thereof. Only our stockholders of record or their legal proxy holders as of the record date or our invited guests may attend the annual meeting in person.

The annual meeting will be held in a virtual meeting format only at https://www.virtualshareholdermeeting.com/CRC2022.  You will not be able to attend the annual meeting physically.  If you wish to attend the annual meeting, you must follow the instructions under “Attending the Annual Meeting” on page 67 of the proxy statement.  We have also provided information regarding how stockholders can engage during the Annual Meeting, including how they can vote, ask questions, request technical support and access information following the Annual Meeting within this proxy statement.

Beginning on March 22, 2022, we mailed a Notice of Internet Availability of Proxy Materials to our stockholders containing instructions on how to access the proxy statement and vote online and made our proxy materials available to our stockholders over the Internet.

By Order of the Board of Directors,

Michael L. Preston

Executive Vice President, Chief Administrative Officer and General Counsel
Corporate Secretary

IMPORTANT VOTING INFORMATION

If you owned shares of our common stock at the close of business on March 7, 2022, you are entitled to one vote per share upon each matter presented at our 2022 annual meeting of stockholders to be held on May 4, 2022. In order for stockholders whose shares were held in an account at a brokerage firm, bank or other nominee (i.e., in “street name”) as of March 7, 2022 to vote their shares at the 2022 annual meeting, they will need to obtain a legal proxy from the broker, bank or other nominee that holds their shares authorizing them to vote in person at the annual meeting.

If you hold shares in “street name,” unless you provide specific instructions by completing and returning the voting instruction form or following the instructions provided to you to vote your shares via telephone or the Internet, your broker is only permitted to vote on your behalf on ratification of the appointment of KPMG LLP as our independent registered public accounting firm for fiscal year 2022, and may not vote on the election of directors and other matters to be considered at the annual meeting. For your vote to be recognized, you will need to communicate your voting decisions to your broker, bank or other nominee before the date of the annual meeting.

YOUR VOTE IS IMPORTANT

Your vote is important. Our Board of Directors strongly encourages you to exercise your right to vote. Voting early helps ensure that we receive a quorum of shares necessary to hold the annual meeting.

QUESTIONS

If you have any questions about the proxy voting process, please contact Broadridge at (800) 579-1639. The Securities and Exchange Commission also has a website (www.sec.gov/spotlight/proxymatters.shtml) with more information about your rights as a stockholder. You also may contact our Investor Relations Department by phone at (818) 661-3731 or by e-mail at IR@crc.com.

ATTENDING THE ANNUAL MEETING

The annual meeting will be held in a virtual meeting format only at https://www.virtualshareholdermeeting.com/CRC2022.  You will not be able to attend the annual meeting physically.  If you wish to attend the annual meeting, you must follow the instructions under “Attending the Annual Meeting” on page 67 of the proxy statement.

IMPORTANT NOTICE REGARDING THE INTERNET AVAILABILITY OF

PROXY MATERIALS FOR THE STOCKHOLDER MEETING

TO BE HELD ON MAY 4, 2022

The Notice of the 2022 Annual Meeting of Stockholders, the Proxy Statement for the 2022 Annual Meeting of Stockholders and the 2021 Annual Report to Stockholders (which includes the Annual Report on Form 10-K for the fiscal year ended December 31, 2021) of California Resources Corporation are available at http://www.proxyvote.com.  You will need the 16-digit control number included on the Notice that was mailed to you, on your proxy card or on the instructions that accompanied your proxy materials.

2022 PROXY STATEMENT

Table Of Contents

Compensation Committee Report	41
Executive Compensation Tables	42
Summary Compensation Table	42
Grants of Plan-Based Awards	44
Narrative Disclosure to Summary Compensation Table and Grants of Plan-Based Awards Table	45
Outstanding Equity Awards at December 31, 2021	46
Option Exercises and Stock Vested in 2021	47
2021 Nonqualified Deferred Compensation Table	47
Potential Payments upon Termination or Change in Control	47
CEO Pay Ratio	50
Director Compensation	52
Program Objectives	52
Program Elements	52
2021 Compensation of Directors	52
Stock Ownership Information	54
Security Ownership of Directors, Management and Certain Beneficial Holders	54
Proposals Requiring Your Vote	56
Proposal 1: Election of Directors	56
Proposal 2: Ratification of the Appointment of the Independent Registered Public Accounting Firm	56
Proposal 3: Advisory Vote to Approve Named Executive Officer Compensation	57
Proposal 4: Approval of California Resources Corporation Employee Stock Purchase Plan	58
Proposal 5(a) and Proposal 5(b): Approval of Amendments to the Certificate of Incorporation to Change Each Supermajority Stockholder Vote Requirement to a Majority Vote Requirement	62
Proposal 5(a): Change the Supermajority Vote Requirement for Stockholders to Remove Directors without Cause to a Majority Vote Requirement	62
Proposal 5(b): Change the Supermajority Vote Requirement for Stockholders to Amend Certain Provisions of the Certificate of Incorporation to a Majority Vote Requirement	63
General Information	64
Voting Procedures	64
Record Date	64
Appointment of Proxy Holders	64
Quorum and Discretionary Authority	64
How to Vote Shares Registered in Your Name	65
How to Vote Shares Held in “Street Name”	65
Revoking or Changing a Proxy	66
Required Vote and Method of Counting	66
Method and Cost of Soliciting and Tabulating Votes	67
Attending the Annual Meeting	67
Notice of Internet Availability of Proxy Materials	68
Stockholder Proposals and Director Nominations	68
Householding of Proxy Materials	69
2021 Annual Report	69
Annex A – Reconciliation of Non-GAAP Measures	A-1
Annex B – California Resources Corporation Employee Stock Purchase Plan	B-1
Annex C – Amendments to Certificate of Incorporation	C-1

CALIFORNIA RESOURCES CORPORATION    i

2022 PROXY STATEMENT

Proxy Statement Summary

Proxy Statement Summary

This summary highlights information contained in the proxy statement. This summary does not contain all of the information you should consider, and you should read the entire proxy statement carefully before voting.  California Resources Corporation, together with its subsidiaries, is referred to herein as “we,” “our,” “us,” the “Company” or “CRC.”  The 2022 annual meeting of stockholders described below is referred to herein as the “Annual Meeting.”

2022 Annual Meeting of Stockholders

Date:	May 4, 2022

Time:	11:00 a.m., Pacific Time

Place:	Virtual meeting at https://www.virtualshareholdermeeting.com/CRC2022

Record Date:	March 7, 2022

The Annual Meeting will be held in a virtual meeting format only at https://www.virtualshareholdermeeting.com/CRC2022.  You will not be able to attend the Annual Meeting physically.  If you wish to attend the Annual Meeting, you must follow the instructions under “Attending the Annual Meeting” below.

Agenda and the Board’s Recommendation on Voting Matters

The following table summarizes the items that will be brought for a vote of our stockholders at the annual meeting, along with the recommendation of our Board of Directors as to how stockholders should vote on each item.

Agenda Item		Description	Board’s Recommendation
1.	Proposal 1	Election of the nine director nominees named in this proxy statement each for a one-year term	FOR
2.	Proposal 2	Ratification of the appointment of KPMG LLP as our independent registered public accounting firm for fiscal 2022	FOR
3.	Proposal 3	Advisory vote to approve named executive officer compensation	FOR
4.	Proposal 4	Approval of the Employee Stock Purchase Plan	FOR
5.	Proposal 5(a)	Approval of amendments to the Certificate of Incorporation to change the supermajority vote requirement for stockholders to remove directors without cause to a majority vote requirement	FOR
Proposal 5(b)

Approval of amendments to the Certificate of Incorporation to change the supermajority vote requirement for stockholders to amend certain provisions of the Certificate of Incorporation to a majority vote requirement

FOR

Voting: Stockholders as of the record date are entitled to vote. Each share of common stock entitles its holder to one vote for each director nominee and one vote for each of the proposals to be voted on.

CALIFORNIA RESOURCES CORPORATION    1

2022 PROXY STATEMENT

Proxy Statement Summary

Directors

As of the Annual Meeting, the Board of Directors will be comprised of eight independent directors, plus Mr. McFarland, our President and Chief Executive Officer (“CEO”). The following table provides summary information about each director and whether the Board of Directors considers each director to be independent under the New York Stock Exchange’s (“NYSE”) independence standards. Although he is not currently independent, the Board has determined that Mr. Bremner will be independent as of the date of the Annual Meeting. Each director is elected by a plurality of votes cast.

					Committees
				Director			Nominating &
Director	Positions	Age	Independent	Since	Audit	Compensation	Governance	Sustainability
Andrew B. Bremner		31	No	2021				●
Douglas E. Brooks		63	Yes	2020			●
Tiffany (TJ) Thom Cepak	Chair	49	Yes	2020	●	●
James N. Chapman		59	Yes	2020		Chair	●
Mark A. (Mac) McFarland	President & CEO	52	No	2020
Nicole Neeman Brady		41	Yes	2021		●		●
Julio M. Quintana		62	Yes	2020	●		Chair
William B. Roby		62	Yes	2020	●	●		Chair
Alejandra (Ale) Veltmann		53	Yes	2021	Chair

Corporate Governance Highlights

✓

Supermajority votes. As part of our emergence from bankruptcy, our Bylaws were revised to reduce the prior supermajority voting threshold to amend the Bylaws to a majority vote. The Board is submitting for approval proposals to amend the Company’s Certificate of Incorporation to reduce the current supermajority voting thresholds to majority thresholds.

✓	8 out of 9 Board members are independent. The Board has determined 8 out of 9 Board members are independent within the meaning of NYSE listing standards as of the date of the Annual Meeting.
✓	Anti-Hedging and Anti-Pledging Policy. In response to feedback in prior years, our Insider Trading Policy specifically addresses the hedging or pledging of our securities.
✓

Overboarding Policy. We maintain a policy to restrict directors who are currently sitting CEOs of public companies from serving on more than two other public company boards without approval, subject to a related company analysis, as applicable.

✓	Clawback Policy. We maintain a comprehensive, standalone policy that covers cash, equity, equity-based and other awards under our incentive compensation programs.
✓	Board is not classified. Our directors are elected on an annual basis.
✓

Independent Board committees. Our Audit, Compensation, and Nominating and Governance committees are made up of independent directors. As of the Annual Meeting, the Sustainability Committee will also be made up of independent directors. Each standing committee operates under a written charter that has been approved by the Board and is available to stockholders.

✓	Each committee has the authority to retain independent advisors.
✓	Frequent executive sessions of independent directors. In 2021, the independent directors held executive sessions on a regular basis.
✓	No stockholder rights plan (“poison pill”) in effect.
✓	Director evaluation process. Each year, each of the Board committees and the full Board of Directors undertakes a self-assessment of its performance.
✓	CEO and management evaluation process. The Board of Directors conducts an annual performance review of management, including the CEO, and periodically reviews succession planning for the CEO.

CALIFORNIA RESOURCES CORPORATION    2

2022 PROXY STATEMENT

Proxy Statement Summary

Compensation Program Highlights

In connection with the unprecedented circumstances affecting the industry and market volatility resulting from the COVID-19 pandemic, beginning in March 2020, the Former Compensation Committee (as defined below) reviewed the annual and long-term incentive programs to determine whether those programs appropriately aligned compensation opportunities with the Company’s then current goals and ensured the stability of the Company’s workforce. Following this review, in May 2020, the Former Compensation Committee approved changing the incentive compensation program for the organization, including the NEOs, to an all cash program consisting of a Retention Bonus Award and a Quarterly Incentive Award.

Following our emergence from the bankruptcy process, our New Compensation Committee (as defined below) immediately began setting a new course for our post-emergence compensation program, reinstituting long-term performance equity awards in line with compensation best practices and good governance policies.

Compensation Program Practices

Our executive compensation program is designed to motivate our executives to take actions that are aligned with our short- and long-term strategic objectives, appropriately balancing risk versus potential reward. It is designed to incorporate compensation best practices, and is governed going forward from our emergence from bankruptcy by our New Compensation Committee. Prior to our restructuring in 2020, our annual incentive awards and long-term incentive plans were performance-based and intended to align with the long-term best interests of stockholders and to retain our management team. During the first half of 2020, our Former Compensation Committee changed our compensation programs to address the challenging environment and impending restructuring, including the elimination of long-term incentives for 2020 due to the diminished value of the Company’s stock. After we emerged from the bankruptcy process, our New Compensation Committee took action to realign our executive compensation program with our stockholders’ interests and with best practices and good governance policies.

CALIFORNIA RESOURCES CORPORATION    3

2022 PROXY STATEMENT

Proxy Statement Summary

The New Compensation Committee has engaged in best practices to align executive pay with Company performance and to ensure good governance in the following ways:

WHAT WE DO √ We pay for performance. A significant portion of the compensation of our named executive officers is directly linked to the Company’s performance, by way of a compensation structure that includes performance-based annual and long-term incentive awards. √ We are stockholder aligned. Annual and long-term incentive awards are based on performance measures that are aligned with the creation of value for our stockholders. All of the outstanding long-term incentive awards for our named executives are stock-based. √ We have “double trigger” change in control provisions. Our change in control arrangements for named executive officers require both the occurrence of a change in control event and termination of employment before applicable vesting of awards occurs. √ We solicit feedback from stockholders. We regularly reach out to our largest stockholders for feedback on our governance and executive compensation. √ We provide market-competitive compensation. Our compensation program is competitive within our industry and recognizes evolving governance practices, which allows us to attract and retain key talent. √ We have stock ownership requirements. We maintain stock ownership guidelines for our named executive officers and stock grant delivery mechanics for our directors that require meaningful stock ownership in the Company. √ We have a clawback policy. Our Compensation Recoupment and Clawback Policy allows the Company to require reimbursement of incentive compensation in certain circumstances. √ We seek independent advice. The Compensation Committee retains an independent advisor to review executive compensation and provide advice to the Compensation Committee.

WHAT WE DON’T DO. X We do not allow hedging or pledging. Our Insider Trading Policy prohibits certain transactions involving our stock, including hedging and pledging. X We do not allow the repricing of stock options. Our equity incentive plan prohibits the repricing or backdating of stock options. X We do not offer enhanced retirement benefits. Our nonqualified defined compensation plan provides restorative, but not enhanced, retirement benefits for our executives. X We do not encourage excessive risk or inappropriate risk taking through our incentive programs. Our plans do not motivate executives to engage in activities that create excessive or inappropriate risk for the Company.

CALIFORNIA RESOURCES CORPORATION    4

2022 PROXY STATEMENT

Board of Directors and Corporate Governance

Board of Directors and Corporate Governance

Our Board of Directors

Our Board of Directors has nominated nine directors for election at the 2022 Annual Meeting. All of our nominees currently serve as CRC directors.  Each nominee has agreed to serve another term, if elected.

Our Board values and exhibits an effective mix of diversity, perspective, skills and experience. Currently one-third of the Board are women and one-third of the Board are members of underrepresented communities as defined under California law.

INDEPENDENCE 11% non-independent 89% independent GENDER 33% female 67% male AGE 11.1% 30s 22.3% 40s 33.3% 50s 33.3% 60s

Note:  Independence statistics as of the date of the Annual Meeting.

INDEPENDENCE 10% 90% independent non-independent GENDER 20% 80% male female AGE 10% 40% 50% 50s 60s 70s

Independence 10% non-independent 90% independent Gender 20% female 80% male AGE 10% 50s 50% 60s 40% 70s

CALIFORNIA RESOURCES CORPORATION    5

2022 PROXY STATEMENT

Board of Directors and Corporate Governance

Set forth below is a chart that summarizes the specific experience, qualifications, attributes and skills of our directors and biographical information regarding each of our directors. There are no family relationships between any of our directors and executive officers. There are no ongoing arrangements or understandings between any of our executive officers or directors and any other person pursuant to which any person will be selected as a director or an executive officer.

Director Skills and Qualifications

Summary of Director Qualifications and Experience	Andrew B. Bremner	Douglas E. Brooks	Tiffany (TJ) Thom Cepak	James N. Chapman	Mark A. (Mac) McFarland	Nicole Neeman Brady	Julio M. Quintana	William B. Roby	Alejandra (Ale) Veltmann
SKILLS & EXPERIENCE
Board of Directors Experience		X	X	X	X	X	X	X
CEO Experience		X			X		X
Senior Executive Experience	X	X	X		X	X	X	X	X
Oil and Gas Industry Experience	X	X	X		X		X	X	X
Financial/Capital Markets Expertise		X	X	X	X	X	X		X
Mergers & Acquisitions Experience	X	X	X	X	X		X	X	X
Engineering/Technology Expertise	X	X	X		X		X	X
Compensation Expertise		X		X	X		X
Health & Safety Experience		X	X		X		X	X
Environmental/Sustainability Experience	X	X			X	X	X	X	X
Risk Management Experience		X	X	X	X		X
Government/Regulatory Affairs Experience		X			X	X	X	X

CALIFORNIA RESOURCES CORPORATION    6

2022 PROXY STATEMENT

Board of Directors and Corporate Governance

Andrew B. Bremner Director since: 2021 Age: 31	• Partner of JB Energy Partners, LP • VP, Oil & Gas of Jaco Oil Company • Formerly Portfolio Management & Strategic Planning for California Resources Corporation

•   Member of the Sustainability Committee

Mr. Bremner, 31, has served as a member of California Resources Corporation's Board of Directors since May 2021. Since 2019, Mr. Bremner, has served as a partner of JB Energy Partners, LP (JBEP) and is the Vice President of Oil & Gas for Jaco Oil Company. In these roles Mr. Bremner led the acquisition and management of a substantial portfolio of California energy and alternative assets. Mr. Bremner also launched JBEP’s carbon capture & storage (CCS) arm and currently manages a portfolio of CCS projects for the firm. From 2013 to 2019, Mr. Bremner worked for California Resources Corporation in various engineering roles, and most recently in Portfolio Management & Strategic Planning. Mr. Bremner earned his M.B.A. from University of California, Los Angeles, and has a Bachelor of Science degree in Mechanical Engineering from California Polytechnic State University San Luis Obispo.

Douglas E. Brooks Director since: 2020 Age: 63

•  Board Chair and Former CEO of Oasis

   Petroleum, Inc.

•  Former Board Chair of OMP GP LLC

•  Former Director of Chaparral Energy, Inc. and Madalena Energy Inc.

•  Former CEO and Director of Energy XXI Gulf Coast, Inc., Yates Petroleum Corporation and Aurora Oil & Gas Limited

•   Member of the Nominating and Governance Committee

Mr. Brooks, 63, has served as a member of California Resources Corporation’s Board of Directors since October 2020. Mr. Brooks is a private investor. He currently serves as the Board Chair of Oasis Petroleum Inc., an oil and natural gas company, and served as its Chief Executive Officer from December 2020 to April 2021.  Mr. Brooks also previously served as the Board Chair of OMP GP LLC, the general partner of Oasis Midstream Partners LP. He previously served on the Board of Directors of Chaparral Energy, Inc. from 2017 to October 2020 and also served on the Board of Directors of Madalena Energy Inc. (now Centaurus Energy, Inc.) in Canada. From April 2017 he served as President and Chief Executive Officer as well as a member of the Board of Directors of Energy XXI Gulf Coast, Inc., an offshore Gulf of Mexico exploration and production company, until it was acquired by an affiliate of Cox Oil LLC in October 2018. From 2015 to 2016, he served as President and Chief Executive Officer and a member of the Board of Directors of Yates Petroleum Corporation, a privately owned exploration and production company, which merged with EOG Resources. From 2012 to 2014, he served as Chief Executive Officer as well as a member of the Board of Directors of Aurora Oil & Gas Limited until it merged with Baytex Energy Corp. In 2012, he served as a Senior Vice President at Forest Oil Corporation. From 2006 to 2012, Mr. Brooks also built two private equity sponsored firms focused on unconventional resource projects in the western U.S. In addition, he spent 24 years with Marathon Oil Company in roles of increasing responsibility, lastly as the Director of Upstream Mergers and

CALIFORNIA RESOURCES CORPORATION    7

2022 PROXY STATEMENT

Board of Directors and Corporate Governance

Acquisitions and Business Development for the Americas. He holds a Bachelor of Science degree in business management from the University of Wyoming – Casper and a Master of Business Administration, Finance from Our Lady of the Lake University in Texas.

Tiffany (TJ) Thom Cepak Board Chair Director since: 2020 Age: 49

•  Director of Patterson-UTI, Ranger Oil Corporation
and EnLink Midstream, LLC

•  Former CFO of Energy XXI Gulf Coast Inc., KLR Energy and EPL Oil & Gas, Inc.

•  Former Director of Yates Petroleum Corporation

•   Member of the Audit Committee

•   Member of the Compensation Committee

Ms. Cepak, 49, is the Chair of California Resources Corporation’s Board of Directors and has served as a member since October 2020. Ms. Cepak has 28 years of energy industry experience, including both financial and operational appointments. She has served as a director of Patterson-UTI, a company that provides land drilling and pressure pumping services, directional drilling, rental equipment and technology, since August 2014 and as a director of Ranger Oil Corporation, an independent oil and gas company, since September 2019. Most recently, Ms. Cepak joined the Board of Directors of EnLink Midstream, LLC, in December, 2021. Ms. Cepak served as the Chief Financial Officer of Energy XXI Gulf Coast Inc. from August 2017 to October 2018. Ms. Cepak served as the Chief Financial Officer of KLR Energy (and, subsequent to its business combination, Rosehill Resources Inc.) from January 2015 to June 2017. Ms. Cepak served as a director of Yates Petroleum Corporation from October 2015 to October 2016. Ms. Cepak served four years as the Chief Financial Officer of EPL Oil & Gas, Inc., and was further appointed Executive Vice President in January 2014, and she served in those roles until June 2014, when EPL was sold. Ms. Cepak originally joined EPL as a Senior Asset Management Engineer, a position she held until she was appointed Director of Corporate Reserves in September 2001. Ms. Cepak was named EPL’s Director of Investor Relations in April 2006 and Vice President, Treasurer and Investor Relations in July 2008. In July 2009, Ms. Cepak was designated as EPL’s Principal Financial Officer and, in September 2009, she was appointed Senior Vice President. Prior to joining EPL, she was a Senior Reservoir Engineer with Exxon Production Company and ExxonMobil Company with operational roles including reservoir engineering and subsurface completion engineering for numerous offshore Gulf of Mexico properties. Ms. Cepak holds a B.S. in Engineering from the University of Illinois and an M.B.A. in Management with a concentration in Finance from Tulane University.

CALIFORNIA RESOURCES CORPORATION    8

2022 PROXY STATEMENT

Board of Directors and Corporate Governance

James N. Chapman Director since: 2020 Age: 59	• Advisory Director of SkyWorks Capital, LLC • Director of Denbury, Inc. and Arch Resources, Inc. • Over 35 years of investment banking experience

•   Chair of the Compensation Committee

•   Member of the Nominating and Governance Committee

Mr. Chapman, 59, has served as a member of California Resources Corporation’s Board of Directors since October 2020. Mr. Chapman serves as a non-executive Advisory Director of SkyWorks Capital, LLC, an aviation and aerospace management consulting services company based in Greenwich, Connecticut, which he joined in December 2004. Prior to SkyWorks, he was associated with Regiment Capital Advisors, LP, an investment advisor based in Boston specializing in high yield investments, which he joined in January 2003. Prior to Regiment, Mr. Chapman acted as a capital markets and strategic planning consultant with private and public companies, as well as investment advisers and hedge funds (including Regiment), across a range of industries. Prior to establishing an independent consulting practice, Mr. Chapman worked for The Renco Group, Inc. (a multi-billion dollar private corporation with diverse investment holdings located throughout the world) from December 1996 to December 2001. Prior to Renco, he was a founding principal of Fieldstone Private Capital Group, Inc. in August 1990 where he headed the Corporate Finance and High Yield Finance Groups. Prior to joining Fieldstone, Mr. Chapman worked for Bankers Trust Company from July 1985 to August 1990, most recently in the BT Securities capital markets area. Mr. Chapman has over 35 years of investment banking experience in a wide range of industries including aviation/airlines, metals/mining, natural resources/energy, automotive/general manufacturing, financial services, real estate and healthcare. Mr. Chapman has served on the Board of Directors of Denbury, Inc. since September 2020, and on the Board of Directors of Arch Resources, Inc. since 2016. Mr. Chapman received an M.B.A. degree with distinction from Dartmouth College in 1985 and was elected an Edward Tuck Scholar. He received his BA degree, with distinction, magna cum laude, at Dartmouth College in 1984 and was elected to Phi Beta Kappa, in addition to being a Rufus Choate Scholar.

Mark A. (Mac) McFarland President and CEO Director since: 2020 Age: 52	• Director of GenOn Energy, Inc. • Prior Director of Bruin E&P Partners, LLC, TerraForm Power, Inc. and Chaparral Energy, Inc. • Prior CEO of GenOn Energy, Inc. and Luminant Holding Company LLC

Mr. McFarland, 52, is the President and Chief Executive Officer of California Resources Corporation and has served on its Board of Directors since October 2020. Mr. McFarland is the former Executive Chairman of GenOn Energy, Inc., an independent power producer and continues to serve on its Board. From April 2017 to December 2018, he was the President and Chief Executive Officer of GenOn and served on its Board of Managers. From 2013 to 2016, he served as Chief Executive Officer of Luminant Holding Company LLC, a subsidiary of Energy Future Holdings Corporation, and a large independent power producer. From 2008 to 2013, he served as both Chief Commercial Officer of Luminant and Executive Vice President, Corporate Development and Strategy of Energy Future Holdings. From 1999 to 2008, Mr. McFarland served in various roles at Exelon Corporation, including as Senior Vice President, Corporate Development. He previously

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served on the Boards of Bruin E&P Partners (an independent company), TerraForm Power, and Chaparral Energy. Mr. McFarland earned his Masters of Business Administration from the University of Delaware and a Bachelor of Science degree in Civil Engineering (Environmental Concentration) from Virginia Polytechnic Institute and State University. He received his professional engineer license in 1995.

Nicole Neeman Brady Director since: 2021 Age: 41	• CEO and Director of Sustainable Development Acquisition Corp. • Leadership roles at Renewable Resources Group • Prior President of Edison Water Resources • Prior Officer of Edison International

•   Member of the Compensation Committee

•   Member of the Sustainability Committee

Ms. Neeman Brady, 41, has served as a member of California Resources Corporation’s Board of Directors since August 2021. Nicole Neeman Brady currently serves as the Chief Executive Officer and a director of Sustainable Development Acquisition Corp. and since 2017 has been in various leadership roles at Renewable Resources Group. From 2015 to 2017 she was the President of Edison Water Resources and an officer of Edison International. In 2015, she was the Director, Strategic Planning of Edison International. From 2008 until 2015, Ms. Neeman Brady served in several roles at Southern California Edison, including Director, Energy Procurement, Power Supply from 2014 to 2015; Director, Asset Optimization and Trading, Power Supply from 2013 to 2014; Director, Contracts, Renewable and Alternative Power from 2011 to 2013. Prior to that, Ms. Neeman Brady held various finance and strategic planning positions for McKinsey and Company (2007), Twentieth Century Fox (2005-2006) and Goldman Sachs (2001-2004). Ms. Neeman Brady holds a Bachelor’s degree in Economics and History of Architecture from Brown University and an MBA from Harvard University. Ms. Neeman Brady currently serves on the Boards of Directors of Sustainable Development Acquisition Corp, Blue Ocean Mariculture and the Library Foundation of Los Angeles, is an independent board member of Mitigation Investment Holdings, and is a Commissioner of the Los Angeles Department of Water and Power. She previously served as Chairwoman of the Board of Fishpeople, a Board Alternate for CalBio Energy, a Board Observer of Enbala Networks, and a Board Member of Emrgy and the Colorado River Board of California.

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Julio M. Quintana Director since: 2020 Age: 62	• Former Chairman of Basic Energy Services • Director of SM Energy, Newmont Mining • Prior Director and CEO of Tesco Corporation • Extensive experience in the oil and gas industry

•   Chair of the Nominating and Governance Committee

•   Member of the Audit Committee

Mr. Quintana, 62, has served as a member of California Resources Corporation’s Board of Directors since October 2020. Mr. Quintana served as the President and Chief Executive Officer of Tesco Corporation, an oilfield services company, from 2005 until his retirement in January 2015, and was a member of Tesco’s Board of Directors from September 2004 to May 2015. Prior to his appointment as President and Chief Executive Officer, Mr. Quintana served as Executive Vice President and Chief Operating Officer at Tesco beginning in September 2004. Prior to his tenure at Tesco, Mr. Quintana worked for Schlumberger Corporation as Vice President of Integrated Project Management and Vice President of Marketing for the Americas from November 1999 to September 2004. Prior to Schlumberger, Mr. Quintana worked from June 1980 to November 1999 for Unocal Corporation, an integrated E&P company. Mr. Quintana held various operational and managerial roles in production, drilling and asset management. His last roles at Unocal were Asset Manager for the MidContinent Region and Asset Manager for Deepwater Gulf of Mexico. Mr. Quintana brings 41 years of experience in various aspects of the oil and gas exploration and production industry, including strong experience in upstream operations, a deep understanding of drilling and asset management technologies, and broad human resources management skills and experience. He is a member of the Board of Directors of SM Energy since July 2006, a member of the Board of Directors of Newmont Mining since October 2015, Chairman of the Board of Basic Energy Services and member of its Board of Directors from December 2016 until October 2021. Mr. Quintana has a degree in Mechanical Engineering from The University of Southern California and is a Licensed Petroleum Engineer in California.

William B. Roby Director since: 2020 Age: 62	• CEO of Shepherd Energy, LLC • Director of Vermilion Energy Inc. • Extensive experience in the oil and gas industry

•   Chair of the Sustainability Committee

•   Member of the Audit Committee

•   Member of the Compensation Committee

Mr. Roby, 62, has served as a member of California Resources Corporation’s Board of Directors since October 2020. Since 2015, Mr. Roby has served as the Chief Executive Officer of Shepherd Energy, LLC, Mr. Roby’s consulting company. From 2013 to 2014, he acted as Chief Operating Officer of Sheridan Production Company, LLC. From 2000 to 2013, he held a number of U.S. and international management positions with Occidental Petroleum Corporation, most recently as Senior Vice President, Worldwide Operations and

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Production/Facility Engineering. Prior to his work at Occidental, he was Vice President of Operations of Altura Energy Ltd., a joint venture between Shell Oil Company and Amoco Corporation in the Permian Basin, following 15 years of various managerial and engineering roles with Shell Oil. Mr. Roby has served as a member of the Board of Directors of the international E&P firm Vermilion Energy Inc. since 2017. He has a bachelor’s degree in mechanical engineering from Louisiana State University.

Alejandra (Ale) Veltmann Director since: 2021 Age: 53

•  Founder, CEO and Director of ESG Lynk

•  Former VP and Chief Accounting Officer of Paragon Offshore Plc

•  Former Controller, VP and Chief Accounting Officer
of Geokinetics, Inc.

•  Formerly with KPMG LLP and Arthur Andersen LLP

•   Chair of the Audit Committee

Ms. Veltmann, 53, has served as a member of California Resources Corporation's Board of Directors since December 2021. Ms. Veltmann has 30 years of experience that includes global financial leader of publicly-listed entities, private entrepreneurial companies and global auditing firms. Since 2018, she has served as founder, CEO and sole director of ESG Lynk, a leading sustainability reporting company. From 2015 to 2018, she was the Vice President and Chief Accounting Officer of Paragon Offshore Plc., an offshore drilling company. From 2010 to 2015, she worked in various roles including Corporate Controller and Vice President and Chief Accounting Officer at Geokinetics, Inc., formerly one of the world’s largest independent land and seafloor geophysical companies. She also worked in various auditor capacities at KPMG LLP from 1995 to 2002 and before that at Arthur Andersen LLP from 1992 to 1995. Since 2021, she has served as a director and chair of the Audit Committee for Structural Integrity Associates, a private company that provides life cycle engineering solutions. She has served as a Board member of The University of New Mexico Robert O. Anderson School of Management since 2018, and as an Advisory Council member of the K.B. Hutchison Center for Energy, Law & Business at The University of Texas at Austin since 2019. Ms. Veltmann is a certified public accountant and holds the FSA Credential from the Sustainability Accounting Standards Board (SASB). She has a BBA degree in Accounting from The University of New Mexico, and is an alumna of the Advanced Management Program at Harvard Business School.

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Board Refreshment and Evaluation

Identifying and Evaluating Nominees for Directors

Our Nominating and Governance Committee is responsible for leading the search for individuals qualified to serve as directors and for recommending to the Board nominees as directors to be presented for election at meetings of the stockholders or of the Board of Directors. Our Nominating and Governance Committee evaluates candidates for nomination to the Board of Directors, including those recommended by stockholders, and conducts appropriate inquiries into the backgrounds and qualifications of possible candidates. The Nominating and Governance Committee may retain outside consultants to assist in identifying director candidates in its sole discretion, but it did not engage any outside consultants in connection with selecting the nominees for election at the Annual Meeting.

Director Criteria, Qualifications and Experience

Our Corporate Governance Guidelines contain qualifications that apply to director nominees recommended by our Nominating and Governance Committee. In the event that a vacancy on the Board of Directors arises, the Nominating and Governance Committee will consider and review the candidate’s following qualifications, relevant skills, qualifications and experience:

•	independence under applicable standards;
•	business judgment;
•	service on boards of directors of other companies;
•	personal and professional integrity, including commitment to the Company’s core values;
•	willingness to commit the required time to serve as a Board of Directors member;
•	familiarity with the Company and its industry; and
•	such other matters as the committee deems appropriate.

Board Diversity

The Board recognizes the value of having directors from a wide variety of backgrounds who bring diverse opinions, perspectives, skills, experiences, backgrounds and orientations to its discussions and its decision-making processes. A diverse board enables a more balanced, wide-ranging discussion in the boardroom, and is also important to the Company’s stockholders, its management and employees. For these reasons, the Nominating and Governance Committee also will consider the diversity of, and the optimal enhancement of the current mix of talent and experience on, the Board of Directors. Currently, one-third of the Board are women and one-third of the Board are members of underrepresented communities as defined under California law.

Board Evaluations and Incumbent Directors

Our Board believes that a robust annual evaluation process is an important part of its governance practices.  For this reason, the Nominating and Governance Committee oversees an annual evaluation of the performance of the Board.  The committee distributes written evaluation surveys to each director, and the Chair of the Board discusses the results of these written surveys with the individual directors. In addition, the Chair shares the results of the surveys and interviews with the full Board for consideration with respect to director nominees, and Board and committee structure, composition and effectiveness.

With respect to the reelection of an existing director, the Nominating and Governance Committee will consider the results of the evaluation process and review the director’s:

•	past Board and committee meeting attendance and performance;
•	length of Board service;

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•	personal and professional integrity, including commitment to the Company’s core values;
•	relevant experience, skills, qualifications and contributions that the existing director brings to the Board;
•	independence under applicable standards; and
•	such other matters as the committee deems appropriate.

Board Education

The Board of Directors engages in various activities to obtain additional insight into our business and industry, beneficial perspectives on the performance of the Company, the Board and our management, and on the Company’s strategic direction.  From time to time, the full Board receives presentations from its committees, and internal and external advisors, regarding current topics of interest.  The Company also makes resources available to individual directors, including access to director education from third party providers.

Director Independence Determinations

To qualify as “independent” under the NYSE listing standards, the Board of Directors must affirmatively determine that the director has no material relationship with us (either directly or as a partner, stockholder or officer of an organization that has a relationship with us) that would interfere with his or her exercise of independent judgment in carrying out his or her responsibilities as a director. The NYSE independent director criteria include, among other things, that the director not be our employee and not have engaged in various types of business dealings with us.

14% Non-Independent 86% Independent

MAJORITY INDEPENDENT DIRECTORS MAJORITY INDEPENDENT DIRECTORS 10% Non-Independent 90% Independent

Majority independent directors 11% non-independent 89% independent

The Board of Directors has reviewed all direct or indirect business relationships of which it is aware between each director (including his or her immediate family) and us, including those relationships described under “Related Party Transactions” below, as well as each director’s relationships with charitable organizations, to assess director independence as defined in the listing standards of the NYSE. Based on this evaluation, the Board of Directors has determined that Messrs. Brooks, Chapman, Quintana and Roby and Mses. Cepak, Neeman Brady and Veltmann are independent directors as that term is defined in the listing standards of the NYSE. Mr. McFarland, our President and Chief Executive Officer, is not considered by the Board of Directors to be an independent director because of his current employment with CRC. Mr. Bremner is not currently considered by the Board to be an independent director under the NYSE’s standards because his prior employment with CRC ended just less than three years prior to the date of this proxy; however, the Board has determined that Mr. Bremner will be independent as of the date of the Annual Meeting.

Board Leadership Structure and Committees

Chair

The Board of Directors’ leadership structure separates the CEO and Chair of the Board positions. Mr. McFarland currently serves as our President and CEO, and Ms. Cepak serves as our non-executive Chair. Our Chair of the Board presides over all meetings of the Board, including executive sessions.

The Board of Directors believes that there is no single, generally accepted approach to providing board leadership and that each of the possible leadership structures for a board must be considered in the

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context of the individuals involved and the specific circumstances facing a company, as the right leadership structure may vary as circumstances change. The Board of Directors believes it is in the best interest of the Company and its stockholders at this time to have separate CEO and Chair positions. The Board of Directors has found that this structure enables the CEO to focus on operation of the Company’s business, while the Chair focuses on leading the Board of Directors in its oversight role.

Board Meetings and Attendance

During 2021, the Board of Directors held 18 meetings. Each of the standing and special committees held the number of meetings included in the description of the committees set forth below in 2021. Each director attended at least 75% of the meetings of the Board of Directors and the committees on which he or she served that occurred during such directors’ terms in 2021.

Pursuant to our Corporate Governance Guidelines, directors are encouraged to attend our annual meetings of stockholders. All of the directors of our Board attended the virtual annual meeting in May 2021.

Executive Sessions of the Board

The Board of Directors intends to hold meetings of independent directors in executive session without management present on a regular basis. In addition to regularly scheduled Board meetings, executive sessions may be called upon the request of any independent director. In 2021, the Board held six executive sessions.

Committees of the Board

As of the date of this proxy statement, our Board of Directors has four separately designated standing committees. On November 9, 2020, after the Company’s emergence from bankruptcy, the Board also established two temporary special committees, Finance and Operations. The formation of the special committees was undertaken to enhance the Board’s ability to quickly develop an in-depth understanding of the Company, including its operations and assets, particularly in light of the fact that all non-management members of the Board became directors in connection with the Company’s emergence from bankruptcy.  On March 9, 2021, the Board dissolved the Operations special committee after it completed its mandate.

The membership and purposes of each of the standing and special committees are described below. Each of the standing committees operates under a written charter adopted by the Board. The Board of Directors and each committee has the power to hire independent legal, financial or other experts and advisors as it may deem necessary, without consulting or obtaining the approval of any officers of the Company in advance.

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Standing Committees of the Board

Audit Committee

Alejandra (Ale) Veltmann, Chair Tiffany (TJ) Thom Cepak Julio M. Quintana William B. Roby

Our Audit Committee is composed entirely of independent directors pursuant to the applicable standards, including the heightened standards applicable to audit committee members. In addition to regularly scheduled meetings, the committee meets separately in executive sessions with representatives of our independent auditor, our independent reserves audit firms and our internal audit personnel. The Audit Committee approves the appointment and services of the independent auditor and reviews the general scope of audit and audit-related services, matters relating to internal controls and other matters related to accounting and reporting functions. The Audit Committee monitors the integrity of the financial statements of CRC. The committee oversees the Company’s compliance with ethical standards, and reviews material related party transactions. The Board of Directors determined that all of the members of the Audit Committee are financially literate and have accounting or financial management expertise, each as required by the applicable NYSE listing standards. The Board of Directors also determined that Ms. Cepak and Ms. Veltmann qualify as audit committee financial experts under the applicable rules of the Securities Exchange Act of 1934, as amended.

5 Meetings Held in 2021

Compensation Committee

James N. Chapman, Chair Tiffany (TJ) Thom Cepak Nicole Neeman Brady William B. Roby

Our Compensation Committee is composed entirely of independent directors pursuant to the applicable standards, including the heightened standards applicable to compensation committee members. The committee is responsible for (i) determining compensation for our Chief Executive Officer and other executive officers, (ii) overseeing and approving compensation and employee benefit policies, (iii) reviewing and discussing with our management the Compensation Discussion and Analysis and related disclosure included in our annual proxy statement, and (iv) overseeing the evaluation of the performance of our executives. The Compensation Committee may delegate to its Chairperson or any subcommittee it may form some or all of its responsibility and authority for any particular matter as it deems appropriate from time to time under the circumstances. The Compensation Committee also has the authority to retain, compensate, direct, oversee and terminate legal counsel, compensation consultants and other experts and advisors hired to assist the Compensation Committee.

9 Meetings Held in 2021

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Nominating and Governance Committee

Julio M. Quintana, Chair Douglas E. Brooks James N. Chapman

The Nominating and Governance Committee is composed entirely of independent directors. The committee makes proposals to the Board of Directors for candidates to be nominated by the Board of Directors to fill vacancies or for new directorship positions, if any, which may be created from time to time. The Nominating and Governance Committee develops and recommends a set of corporate governance guidelines to our Board of Directors and oversees the evaluation of our Board and its committees. Each year, the Nominating and Governance Committee determines which directors, if any, qualify as independent, disinterested or non-employee directors under applicable standards. The Nominating and Governance Committee periodically reviews the advisability or need for any changes in the Board committee structure, and recommends to the Board the composition of each Board committee.

7 Meetings Held in 2021

Sustainability Committee

William B. Roby, Chair Andrew B. Bremner Nicole Neeman Brady

Our Sustainability Committee will be composed entirely of independent directors as of the date of the Annual Meeting. The committee assists the Board in fulfilling its oversight responsibilities relating to sustainability for matters pertaining to the Company’s business, strategy, operations, performance or reputation. The committee reviews and discusses with management the status of strategies, objectives, issues, laws and regulations regarding matters relating to the Company’s operations; sustainability; and health, safety and environment (“HSE”). The committee reviews and discusses with management the Company’s programs on community engagement, diversity, inclusion, workplace culture, talent development and social responsibility. It also reviews our policies and programs designed to ensure (i) compliance with applicable laws and regulations, (ii) consistency with Company strategy, (iii) promotion of safe operations, sustainability and conservation of natural resources, and (iv) that timing requirements are set and achieved. The committee periodically reports to the Board of Directors with respect to operations, sustainability and HSE pertaining to the Company.

7 Meetings Held in 2021

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Special Committees of the Board

Special Committee on Finance

James N. Chapman, Chair Andrew B. Bremner Douglas E. Brooks

The Special Committee on Finance assisted the Board in fulfilling its oversight responsibilities for matters relating to the Company’s financial strategy, capital allocation, liquidity position and financial policies and activities.

4 Meetings Held in 2021

Special Committee on Operations

William B. Roby, Chair Douglas E. Brooks Tiffany (TJ) Thom Cepak Julio M. Quintana

The Special Committee on Operations assisted the Board in fulfilling its oversight responsibilities for matters relating to the Company’s operations, including related capital expenditures.  The Special Committee on Operations was a temporary committee of the Board and was discontinued as of March 9, 2021.

1 Meeting Held in 2021; Dissolved on March 9, 2021

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The Board’s Role in Risk Oversight

BOARD OF DIRECTORS Informed through committee reports and by the President and CEO about known risks to the Company’s strategy and business. Regularly reviews information regarding the Company’s credit, liquidity and operations, including the risks associated with each. COMPENSATION COMMITTEE Oversees the management of risks relating to the Company’s executive compensation plans and arrangements. AUDIT COMMITTEE Oversees financial risks and the ethical conduct of the Company’s business, including the steps the Company has taken to monitor and mitigate these risks, and reviews material related party transactions. NOMINATING AND GOVERNANCE COMMITTEE Manages risks associated with the independence of the Board of Directors and potential conflicts of interest. SUSTAINABILITY COMMITTEE Responsible for overseeing the management of risks relating to sustainability and health, safety and environment.

Our Company’s management is responsible for the day to day management of risks to the Company.  The Board of Directors has broad oversight responsibility for our risk management programs.

Compensation Committee Interlocks and Insider Participation

No member of our Compensation Committee is now, or at any time since the beginning of 2021 has been, employed by or served as an officer of CRC or any of its subsidiaries or had any business relationship requiring disclosure with CRC or any of its subsidiaries. None of our executive officers is now, or at any time has been, since the beginning of 2021, a member of the compensation committee or board of directors of another entity one of whose executive officers has been a member of our Board of Directors or Compensation Committee.

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Communications with Directors

Our Board of Directors welcomes communications from our stockholders and other interested parties. Communications to our Board of Directors, to any committee of our Board, or to any director in particular, should be sent to:

Board of Directors, committee name or director’s name, as appropriate

California Resources Corporation

Attention: Corporate Secretary

1 World Trade Center, Suite 1500

Long Beach, California 90831

We will forward all correspondence directly to the committee or individual director, as appropriate. Our independent directors approved our process for collecting and organizing stockholder communications to the Board of Directors.

If any stockholder or third party has a complaint or concern regarding accounting, internal controls over financial reporting or audit matters at CRC, they should send their complaint in writing to Ms. Veltmann, the Chair of the Audit Committee, at the address listed above.

Availability of Corporate Governance Documents

We are committed to good corporate governance. In furtherance thereof, the Board of Directors has adopted governance documents to guide the operation and direction of the Board and its committees, which include Corporate Governance Guidelines, a Business Ethics Policy (which applies to all directors and employees, including the Chief Executive Officer, Chief Financial Officer and Principal Accounting Officer) and charters for the Audit, Compensation, Nominating and Governance and Sustainability Committees. Each of these documents is available on our website (www.crc.com), and stockholders may obtain a printed copy, free of charge, by sending a written request to California Resources Corporation, Attention: Corporate Secretary, 1 World Trade Center, Suite 1500, Long Beach, California 90831. We will also promptly post on our website any material amendments to these documents and any waivers from the Business Ethics Policy for our directors and principal executive, financial and accounting officers.

Certain Relationships and Related Transactions

Policies and Procedures

Our Board of Directors adopted written policies regarding related party transactions. We review all relationships and transactions in which we and our directors and executive officers or their immediate family members are participants to determine whether such persons have a direct or indirect material interest. Our Corporate Secretary’s office implements procedures to obtain information from the directors and executive officers with respect to related party transactions. The Audit Committee reviews and discusses with management and the independent registered public accounting firm any material related party transactions as defined by, and required to be disclosed under, the rules of the Securities and Exchange Commission (“SEC”) and the NYSE. Agreements that embody transactions that are material in amount or significance are filed with the SEC as required.

Our Business Ethics and Corporate Policies prohibit significant conflicts of interest. Any waivers of these policies require approval by the compliance officer, or in the case of conflicts of our executive officers or directors, the Board of Directors. Under our Business Ethics and Corporate Policies, conflicts of interest generally are deemed to occur when private or family interests do not appear impartial, interfere or compete with the interests of our Company.

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We have multiple processes for reporting conflicts of interests and related party transactions. Under our Business Ethics and Corporate Policies, all of our directors and employees are required to report any known or apparent conflict of interest, or potential conflict of interest, to their supervisors, the compliance officer, a member of the corporate compliance committee, our legal counsel, human resources, or the Board of Directors, as appropriate. As part of any review of any conflict of interest, potential conflict of interest or related party transaction, the following factors are generally considered:

•	the nature of the related person’s interest in the transaction;
•	the material terms of the transaction;
•	the importance of the transaction to the related person;
•	the importance of the transaction to us;
•	whether the transaction would impair the judgment of a director or executive officer to act or their ability to act in our best interest;
•	whether the transaction might affect a director’s independence under NYSE standards; and
•	any other matters deemed appropriate with respect to the particular transaction.

We also have other policies and procedures to prevent conflicts of interest and related person transactions. For example, the charter of our Nominating and Governance Committee requires that the committee members assess the independence of the non-management directors at least annually, including a requirement that it determine whether any such directors have a material relationship with us, either directly or indirectly, as defined therein and as further described above under “Director Independence Determinations.”

Related Party Transactions

There are no transactions or relationships with related persons since the beginning of our most recently completed fiscal year that are required to be disclosed.

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Environment, Social and Governance Goals

Environment, Social and Governance Goals

ENVIRONMENT

Carbon Management

CRC is committed to the transition in the energy sector. Building upon the Company’s carbon management strategy, in November 2021, CRC adopted a 2045 Full-Scope Net Zero goal for Scope 1, 2 and 3 emissions. This goal places CRC among a select few industry peers to include scope 3 emissions in their Net Zero goal. In addition, CRC’s 2045 goal targets a timeframe five years sooner than most other companies’ Net Zero goals and aligns CRC with the State of California’s 2045 net zero ambitions.

In 2022 we have adopted specific objectives to advance our 2045 goal. The details of these objectives will be outlined in our annual Sustainability Report later this year but they are broadly geared towards putting us on a sustainable path to achieve our 2045 goal.

Sustainability Goals

In addition to our carbon management goal, CRC continues to advance our previously announced 2030 goals relating to water sustainability, methane reductions, and integrating renewables in our operations in order to reduce scope 1 and 2 emissions. Updates on these goals and next targets will also be announced in our annual Sustainability Report later this year. Finally, in addition to our carbon management goal and sustainability goals, CRC has adopted 2022 targets for oil spill prevention rate and asset retirement obligation reductions.

SOCIAL

We view our workforce as an asset and the Board provides oversight over significant aspects of our human capital.  Safety is a key value at CRC. As a result, CRC has adopted a 2022 Incident and Injury Rate target and a specific Diversity, Equity and Inclusion objective.

GOVERNANCE

The Board is responsible for overseeing our sustainability strategy, risk management and goals, including those related to carbon management, environmental stewardship, worker safety, and diversity, equity and inclusion in our oil and gas operations as well as our carbon management business.

Compensation

We are proud to note that CRC’s ESG goals continue to be directly tied to the performance-based compensation of our employees, including executives and senior managers, further highlighting our standing commitment and dedication to a cleaner and more sustainable future for California. In fact, in 2022, the Board has further emphasized the importance of achieving ESG goals by tying 30% of our management team’s annual incentive related to company performance to ESG related metrics.

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Audit Committee Report

Audit Committee Report

The Audit Committee of the Board of Directors of California Resources Corporation approves the appointment and services of the independent registered public accounting firm, and monitors (1) the integrity of the financial statements of CRC; (2) the independent registered public accounting firm’s qualifications, independence and performance; (3) the effectiveness and performance of CRC’s internal audit function; (4) CRC’s system of disclosure controls and procedures, internal control structure over financial reporting and compliance with ethical standards; and (5) the compliance by CRC with legal and regulatory requirements related to financial statements.

The Board of Directors has determined that each of the members of the Audit Committee satisfies the standards of independence established under the SEC’s rules and regulations and listing standards of the NYSE. The Board of Directors has further determined that each of the members of the Audit Committee is financially literate and that Ms. Cepak and Ms. Veltmann are “audit committee financial experts” as defined by the rules and regulations of the SEC.

In connection with our financial statements for the year ended December 31, 2021, the Audit Committee has:

•	reviewed and discussed with management the audited financial statements contained in CRC’s Annual Report on Form 10-K for the fiscal year ended December 31, 2021;
•

discussed with CRC’s independent registered public accounting firm, KPMG LLP, the matters required to be discussed by applicable requirements of the Public Company Accounting Oversight Board and the Securities Exchange Commission;

•

received the written disclosures from KPMG LLP as required by applicable requirements of the Public Company Accounting Oversight Board regarding the independent accountant’s communications with the Audit Committee concerning independence;

•	discussed with KPMG LLP its independence from CRC and members of its management;
•	considered any non-audit services in assessing auditor independence;
•	had an executive session with KPMG LLP to provide them with the opportunity to discuss any other matters that they desired to raise without management present; and
•

had executive sessions with Ryder Scott Company and Netherland, Sewell & Associates, Inc., CRC’s independent reserves audit firms, to discuss the oil and gas reserves determination process and related public disclosures, and to provide them with the opportunity to discuss any other matters that they desired to raise without management present.

Based on the review and discussions with CRC’s management, independent registered public accounting firm and independent reserves audit firms, as set forth above, the Audit Committee recommended to CRC’s Board of Directors that the audited consolidated financial statements be included in our Annual Report on Form 10-K for the fiscal year ended December 31, 2021, for filing with the SEC.

Audit Committee,

Alejandra (Ale) Veltmann, Chair

Tiffany (TJ) Thom Cepak

Julio M. Quintana

William B. Roby

February 22, 2022

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Compensation Discussion and Analysis

Compensation Discussion and Analysis

This Compensation Discussion and Analysis (“CD&A”) provides a description of the elements and key features of our compensation program, as well as context and rationale for decisions made with respect to the compensation for our “named executive officers” or “NEOs” for the year ended December 31, 2021, who are identified below:

Name	Position as of December 31, 2021
Mark A. (Mac) McFarland	President and Chief Executive Officer (1)
Francisco J. Leon	Executive Vice President and Chief Financial Officer
Jay A. Bys	Executive Vice President and Chief Commercial Officer (2)
Shawn M. Kerns	Executive Vice President and Chief Operating Officer
Michael L. Preston	Executive Vice President, Chief Administrative Officer and General Counsel

(1)

On December 31, 2020, our prior Chief Executive Officer departed the Company and Board, and the Board appointed our then-current Chair, Mr. McFarland, to serve as Interim Chief Executive Officer and initiated a search process for the Company’s next chief executive officer.  On March 22, 2021, the Company announced that Mr. McFarland was selected to serve as President and Chief Executive Officer, removing his previous interim title. On April 15, 2021, the Company announced that Ms. Tiffany (TJ) Thom Cepak was appointed to serve as independent Chair of the Board, replacing Mr. McFarland, who continues to serve as a director. See page 9 for Mr. McFarland’s prior experience.

(2)

Mr. Bys’ experience prior to joining CRC includes Private Energy Advisor 2019 to 2020 and 2015 to 2016; GenOn Energy and affiliate companies Chief Commercial Officer 2017 to 2018; Luminant Energy Vice President Origination and Capital Management 2007 to 2014; TXU, Enserch Energy various positions 1997 to 2007.

Compensation Committee Report

41

Executive Compensation Tables

42

Summary Compensation Table

42

Grants of Plan-Based Awards

44

Narrative Disclosure to Summary Compensation Table and Grants of Plan-Based Awards Table

45

Outstanding Equity Awards at December 31, 2021

46

Option Exercises and Stock Vested in 2021

47

2021 Nonqualified Deferred Compensation Table

47

Potential Payments upon Termination or Change in Control

47

CEO Pay Ratio

50

Director Compensation

52

Program Objectives

52

Program Elements

52

2021 Compensation of Directors

52

Compensation Discussion and Analysis

24

Restructuring of the Company

25

Setting a New Course for 2021

25

2021 Compensation Program Actions

26

2022 Compensation Program Actions

34

Other Compensation and Benefits

34

Compensation Objectives and Process

36

Executive Compensation Objectives

36

Compensation Program Best Practices

36

Role of Compensation Committee

38

Role of Management

38

Role of Independent Compensation Consultants

38

Use of Compensation Data

38

Stockholder Outreach

38

Stockholder Approval of Executive Compensation

38

Other Compensation Matters

39

Stock Ownership Guidelines

39

Clawback Policy

39

Anti-Hedging and Anti-Pledging Policy

39

Compensation Risk Management

39

Tax Considerations

40

Table of Contents

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Compensation Discussion and Analysis

Restructuring of the Company

On July 15, 2020, to address our unsustainable debt burden given the prevailing commodity markets at the time, the Company filed a voluntary petition for relief under Chapter 11 of the United States Bankruptcy Code.

On October 27, 2020, the Company emerged from the bankruptcy process with a new Board of Directors, new equity owners and a strong balance sheet.  CRC’s Joint Plan of Reorganization (the “Plan”) in its Chapter 11 case cancelled all equity interests of the Company, including outstanding shares of the Company’s common stock issued and outstanding immediately prior to the emergence date. As a result, all outstanding stock-based compensation awards under our pre-emergence Long-Term Incentive Plan were also cancelled upon our emergence from bankruptcy, eliminating our NEOs’ prior equity interests in the Company.

Pursuant to the Plan, as of the emergence date, the pre-emergence Compensation Committee members (the “Former Compensation Committee”) ceased to serve on the Board and a new Compensation Committee was designated from the new Board members (the “New Compensation Committee”).

The Plan also provided for issuance of new common stock to certain of the Company’s creditors and a joint venture partner and reservation of common stock for issuance under a new employee incentive plan. In January 2021, our new Board of Directors adopted a new Long Term Incentive Plan.

As illustrated below, compensation decisions before, during and after our bankruptcy in 2020 were made by our Former Compensation Committee, the bankruptcy court, and our New Compensation Committee. Compensation decisions that were made during the 2021 year were made solely by the New Compensation Committee.

Elements of Compensation Program Approved by Former Compensation Committee Bankruptcy Court New Compensation Committee Pre-Chapter 11 Former Compensation Committee January 1 – July 14 2020  • Original 2020 Compensation Program • Revised 2020 Compensation Program Chapter 11 Bankruptcy Court July 15 – October 26 2020 • Quarterly Incentive Plan • Prior equity award cancellation • Creation of new equity incentive plan Emergence Bankruptcy Court October 27, 2020 Setting a New Course New CompensationCommittee October 28, 2020 and forward • One-time emergence equity grants • 2021 base salary • 2021 annual incentive plan

Setting a New Course for 2021

Our 2020 executive compensation program was driven by unprecedented circumstances that our Former Compensation Committee believed required extraordinary changes to the original 2020 compensation program the Former Compensation Committee had previously approved in order to retain and motivate our executive management team and broader organization through our financial restructuring.

Following our emergence from bankruptcy, our New Compensation Committee went right to work with the assistance of Lyons Benenson & Company Inc.(“LB&Co”), independent compensation consultant to the New Compensation Committee, designing a new compensation program for 2021 which returned to a mix of short- and long-term incentives that are primarily performance-based, with a significant majority provided as equity awards, immediately aligning our NEO compensation with our shareholders’ interests.

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Compensation Discussion and Analysis

2021 Compensation Program Actions

Peer Group Selection

The first action taken by the New Compensation Committee was to develop a new compensation peer group.  With consultation from LB&Co, in November 2020, the New Compensation Committee adopted a new compensation peer group consisting of 20 companies in the same Global Industry Classification Standard (GICS) Sub-Industry classification of similar size and/or having similar geographic operating locations as the Company.  This new compensation peer group was utilized by the New Compensation Committee in making decisions regarding the 2021 executive compensation program.

Recent Financial Measures as of 11/24/2020 ($ Millions) Company Reported 12 Months Revenues Market Cap Total Assets Total Economic Value Antero Resources Corporation $3,255.0 $1,179.5 $13,349.7 $7,315.1 Berry Corporation $468.7 $344.5 $1,446.5 $690.1 Cabot Oil & Gas Corporation $1,455.6 $7,186.4 $4,419.3 $8,382.6 Callon Petroleum Company $891.8 $402.7 $4,937.3 $3,631.7 Cimarex Energy Co. $1,817.0 $3,865.8 $4,606.0 $5,866.0 CNX Resources Corporation $1,121.9 $2,243.0 $8,129.2 $4,837.7 Continental Resources, Inc. $2,750.8 $6,307.1 $14,728.2 $12,298.8 Denbury Inc. $864.3 $1,012.5 $1,677.9 $1,167.8 Devon Energy Corporation $4,335.0 $5,852.5 $10,326.0 $8,820.5 Diamondback Energy, Inc. $2,992.0 $7,446.8 $18,760.0 $14,331.8 Marathon Oil Corporation $3,532.0 $5,091.6 $18,663.0 $10,039.6 Matador Resources Company $841.2 $1,362.3 $3,786.2 $3,443.0 Murphy Oil Corporation $2,081.2 $1,755.6 $10,469.4 $5,480.3 PDC Energy, Inc. $1,091.0 $1,876.2 $5,332.5 $3,610.3 QEP Resources, Inc. $846.1 $428.7 $5,236.7 $2,067.6 Range Resources Corporation $1,854.7 $1,885.5 $6,012.9 $5,004.7SM Energy Company $1,205.3 $527.0 $5,122.3 $2,906.8 Southwestern Energy Company $2,274.0 $2,256.9 $4,157.0 $4,751.9 Whiting Petroleum Corporation $900.7 $822.7 $2,098.5 $1,227.0 WPX Energy, Inc. $2,096.0 $4,409.8 $9,501.0 $7,439.8 Peer Companies 20 Prior Peers 14 Median $1,636.3 $1,880.8 $5,284.6 $4,921.2 Mean $1,832.0 $2,812.9 $7,638.0 $5,665.7 Minimum $468.7 $344.5 $1,446.5 $690.1 Maximum $4,335.0 $7,446.8 $18,760.0 $14,331.9 California Resources Corporation $1,821.0 $1,527.3 $4,856.0 $2,940.3 Percentile 53.1% 39.0% 35.5% 21.3% Percent to Median 111.3% 81.2% 91.9% 59.7%

2021 Peer Group

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Compensation Discussion and Analysis

Base Salaries

The New Compensation Committee reviewed the base salaries of the NEOs to determine if they remained appropriately positioned against the market data and internally aligned and set base salaries as shown below based on the similar scope of job responsibilities (other than the CEO), internal alignment and position relative to peer group compensation data.

Name	New Annual Base Salary	Prior Annual Base Salary	Effective Date
Mark A. (Mac) McFarland	$850,000	n/a	March 22, 2021*
Francisco J. Leon	$500,000	$385,000	January 25, 2021
Jay A. Bys	$500,000	n/a	May 1, 2021*
Shawn M. Kerns	$500,000	$425,000	January 25, 2021
Michael L. Preston	$500,000	$440,000	January 25, 2021
* Hire date as employee

Annual Incentive Program (AIP)

AnnuaI Incentive Targets

The New Compensation Committee reviewed the annual incentive targets for each of our NEOs against the 2021 Peer Group market data, and with consideration to internal alignment, set the annual incentive targets for the NEOs as shown below.

Name	2021 Annual Incentive Target (as a % of New Annual Base salary)
Mark A. (Mac) McFarland	120%
Francisco J. Leon	100%
Jay A. Bys	100%
Shawn M. Kerns	100%
Michael L. Preston	100%

Payouts under the AIP can range from 0% to 200% of the annual incentive target for an individual.  Payout of 80% of the annual incentive target amount is based on the AIP Scorecard metrics and 20% is based on the Committee’s assessment of an NEO’s individual performance.

AIP Scorecard Metrics

In March 2021, the New Compensation Committee established the scorecard for the 2021 AIP to incentivize the AIP participants to undertake actions and invest capital to achieve sustainable long-term value for CRC.  The construct of the new AIP recognized the material impact that fluctuations in commodity prices have on CRC’s financial measures including adjusted EBITDAX, free cash flow and others.  As such, while any AIP program cannot eliminate the impact of such fluctuations, the new AIP added metrics related to capital efficiency and cost reductions, as well as the Company’s asset retirement obligations.  Further, there was continued incentive for health, safety and environment (“HSE”) performance.  CRC has always been committed to HSE standards and related policies, and continues the focus on the HSE metrics as well as forming a new Sustainability Committee serving at the discretion of the Board.

The New Compensation Committee also adopted a policy whereby management’s ability to achieve a maximum payout under the AIP should be due to extraordinary results, whether via financial performance or the other non-financial metrics incorporated into the AIP.  The goal was to lessen the impact of commodity price volatility on AIP payouts.

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Compensation Discussion and Analysis

2021 Annual Incentive Program Scorecard Actual 2021 Results Performance Measure (1) Weight Threshold (50% Payout) Target (100% Payout) Maximum (200% Payout) Measure Outcome Unweighted Measure Payout Weighted Bonus Payout Cost Savings 25% $50 MM $75 MM $100 MM $53 MM 56% 14.0% Adjusted EBITDAX 25% 488 MM $528 MM $750 MM $880 MM 200% 50.0% Free Cash Flow 25% $115 MM $165 MM $370 MM $458 MM 200% 50.0% Capital Efficiency 10% $22,670 $19,269 $14,918 $14,851 200% 20.0% ARO Strategy Approval 7.5% ByQ4 ByQ3 by!3 (with PV savings identified of >$50 MM) Completed Q3 (with PV savings) 200% 15.0% HSE/ESG: Combined IIR 2.5% 0.60 0.50 0.40 0.43 170% 4.25% Spill Prevention Rate 2.5% 99.9994% 99.9996% 99.9998% 99.9997% 150% 3.75% Strategic ESG Initiative Milestones 2.5% 2 of 4 3 of 4 4 of 4 4 of 4 200% 5.0% Total Scorecard Result 162.00%

(1)	Descriptions of the performance measures are as follows:

Performance Measure	Description
Cost Savings

Reflects reduction of 2021 general and administrative, operating and capital expenditures as compared to the baseline established in the 2021 business plan. The $1,066 million baseline was comprised of $222 million of general and administrative (which already reflected a $30 million decrease from 2020 results), $615 million of operating and $229 million of capital expenditures. Performance measured excludes costs to achieve (e.g., severance costs, AIP payouts other than target, one-time costs of asset sales, etc.).

The cost savings target level was set at $75 million of cost savings and threshold and maximum were set at $25 million below and above target, respectively.

Adjusted EBITDAX

Adjusted EBITDAX is based on earnings before interest, taxes, depreciation and amortization and exploration based on GAAP and excludes one-time items, costs to achieve and non-cash gains/losses related to the mark to market of our hedging contracts. Target level was set based on the approved 2021 management plan, which assumed $75 million of cost savings. The maximum level was set at 142% of the budget amount under the management plan.

Free Cash Flow

Free Cash Flow is calculated as Adjusted EBITDAX minus distributions to Benefit Street Partners, Asset Retirement Obligations, cash interest, cash taxes, working capital and capital expenditures. Excludes costs to achieve. Target level was set based on the approved 2021 management plan. The maximum level was set at 255% of the budget amount under the management plan.

Capital Efficiency

The Capital Efficiency metric is a ratio of total 2021 capital divided by 30-day Peak initial production (“IP”) of new wells added during the year from drilling, workover, exploration well investment activities. Project substitutions are permitted at management’s discretion if they are within the approved budget. Operations projects (maintenance rigs) to reduce the production backlog are acceptable substitutions for purposes of this metric.

ARO Strategy

California’s Idle Well Program accelerates the abandonment and retirement obligation related to all idle and not productive wells. This metric will incentivize management to create a project office that will be tasked to develop detailed multi-year plans to reduce the well backlog in a manner that satisfies the regulatory requirements and optimizes the company’s available resources.

ARO Strategy is a qualitative measure as follows

•Threshold: Creation of project office with dedicated staff. Project office to develop optimization strategy and present for Audit Committee approval in Q4 2021.

•Target: Creation of project office with dedicated staff. Project office to develop optimization strategy and present for Audit Committee approval in Q3 2021.

•Maximum: Creation of project office with dedicated staff. Project office to develop optimization strategy, present for Board approval in Q3 2021 and identify >$50 MM of savings or a reduction of~8% as compared to 2020 YE book ARO

Combined IIR	Health and Safety - Combined Injury and Illness Incident Rate of employees and contractors.

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Compensation Discussion and Analysis

Performance Measure	Description
Spill Prevention Rate

Environmental Stewardship – Difference between barrels of oil equivalent produced and net unrecovered volume of reportable spill of crude oil or condensate, as a percent of barrels of oil equivalent produced.

Strategic ESG Initiatives

Completion of project milestones on progress toward our 2030 Sustainability Goals:

1)Carbon Capture and Sequestration - Deliver Market Analysis summary and field-by-field analysis of cost ranges in terms of $/bbl including ranking of operations/fields with the highest carbon credit price exposure.  Evaluate impacts of CCS and/or LCFS credit generation through innovative crude provisions.  Present result to Board.

2)Water Recycling Volume - Complete the engineering evaluation and propose a plan to executive management with alternatives to increase water recycling at 27R.

3)Methane Emission Reduction - Written evaluation of methane reduction strategies (e.g., lower LDAR repair thresholds) and costs to provide a cost curve of possible methane emission reduction strategies.  Present report to Board.

4)Renewable Power Generation - Written report of strategy to finance and develop 10+ MW of behind the meter solar power by 2025, including CRC costs and benefits and potential financing partners including criteria for close of financing.  Make recommendations to Board.

Individual NEO Payout Considerations

The New Compensation Committee considered the contributions of the new management team that was formed post-bankruptcy and assessed the overall performance to be exceptional. The committee considered the contributions of each of the NEOs and determined that a payout at 150% of target for the individual portion of the AIP was appropriate for each of the NEOs based on the significant individual contributions to the strong Company performance achieved in the first full year since emergence from bankruptcy. Highlights of the performance achieved include:

•	Executed a re-alignment of the organization and balance sheet improvements consistent with the new Company strategy
•	Repositioned the Company as a lower-cost, capital disciplined, free cash flow-focused upstream oil and gas company and a leader in carbon management and ESG
o	Actively engaged with investors and analysts to communicate the new strategic direction
o	Developed a carbon management business strategy and launched Carbon TerraVault
o	Developed an ESG strategy and set goals for full-scope Net Zero by 2045
•	Delivered on shareholder return initiatives through the stock repurchase program and initiation of a quarterly dividend
•	Realigned the balance sheet with the offering of $600 million of senior unsecured notes along with amendments to the reserve based lending facility

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Compensation Discussion and Analysis

AIP Payouts

The following table shows the calculation of the 2021 AIP payouts, based on the AIP scorecard result of 162% and the individual portion result of 150%:

(1)

Per the terms of his employment agreement, the actual payout for Mr. McFarland was reduced by the difference ($278,878) between the monthly fee he would have received under his interim CEO agreement and the monthly salary he received under his employment agreement had it been in effect for the period from the beginning of 2021 until he was appointed President and CEO on March 22, 2021.

Approved Payouts 162% Payout 150% Payout Total Payout Name Base Salary Target Bonus% Target Bonus $ 80% Scorecard Portion 20% Individual Portion Approved Payout Mark A. (Mac) McFarland (1) $850,000 120% $1,020,000 $1,321,920 $306,000 $1,627,920 Francisco J. Leon $500,000 100% $500,000 $648,000 $150,000 $798,000 Jay A. Bys $500,000 100% $500,000 $648,000 $150,000 $798,000 Shawn M. Kerns $500,000 100% $500,000 $648,000 $150,000 $798,000 Michael L. Preston $500,000 100% $500,000 $648,000 $150,000 $798,000

Long-Term Incentive Grants

Working with LB&Co, the New Compensation Committee determined that the long-term incentive program for 2021 should consist of multi-year sized emergence grants to immediately realign the NEOs with shareholder interests and to reestablish the retention value of multi-year equity grants, since all of the NEOs’ prior Company stock holdings and equity awards were cancelled upon our emergence from bankruptcy.

In 2021, the New Compensation Committee approved emergence grants allocated between Restricted Stock Unit Awards and Performance Stock Unit Awards. The grant target values for the awards were split approximately evenly between the two award types for each NEO.

2021 LONG-TERM INCENTIVE MIX (percent of Grant Target Value) CEO 48% Restricted Stock Units (RSU) 52% Performance Stock Units (PSU) NEOs OTHER THAN CEO 50% Restricted Stock Units (RSU) 50% Performance Stock Units (PSU)

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Compensation Discussion and Analysis

2021 Long-Term Incentives Granted to NEOs

Name	Grant Target Value	Type of Award Granted (1)	Date of Grant	Units Granted (2)
Mark A. (Mac) McFarland (3)	$1,217,466	Director Emergence RSU	1/25/2021	61,333
	$6,291,692	Emergence RSU	3/22/2021	255,760
	$7,993,870	Emergence PSU	3/22/2021	324,954
Francisco J. Leon	$1,650,000	Emergence RSU	1/25/2021	83,123
	$1,650,000	Emergence PSU	1/25/2021	83,124
Jay A. Bys	$1,512,500	Emergence RSU	5/12/2021	61,309
	$1,512,500	Emergence PSU	5/12/2021	61,309
Shawn M. Kerns	$1,650,000	Emergence RSU	1/25/2021	83,123
	$1,650,000	Emergence PSU	1/25/2021	83,124
Michael L. Preston	$1,650,000	Emergence RSU	1/25/2021	83,123
	$1,650,000	Emergence PSU	1/25/2021	83,124
(1)

The aggregate emergence awards were designed to provide approximately three times the anticipated annual future grant values. The New Compensation Committee does not contemplate granting annual long-term incentive awards to the NEOs during 2022 but expects to resume annual grants beginning in 2023 with grant target values of approximately one-third of the values granted in 2021.

(2)	The number of units granted is determined by dividing the grant target value by the 60-day volume-weighted average price of CRC stock on the day preceding the grant date.
(3)

Mr. McFarland was also serving as a Board member during the 2021 year and was eligible to receive a director emergence grant as the other independent directors received, described further in the Director Compensation section. The director emergence grant he received was considered in determining the grant target value of the emergence RSU grant he received upon his appointment as President and CEO.

2021 Restricted Stock Unit Award

The 2021 Restricted Stock Unit Award (“2021 RSU Award”) is a stock-based and stock-settled long-term incentive award primarily intended to promote retention and enhance alignment with stockholder interests through development of ownership in the Company with time-vested payouts. The 2021 RSU Award generally vests ratably on each of the first three anniversary dates of the grant date. The delivery of vested shares under the 2021 RSU Award is deferred until the final vesting date except under certain circumstances relating to the grantee’s death or a change in control. Dividend equivalents are accumulated and paid at the time shares are delivered.

2021 Performance Stock Unit Award

The 2021 Performance Stock Unit Award (“2021 PSU Award”) is a stock-based and stock-settled long-term incentive with performance measures based on the attainment of pre-determined 60-trading day Volume-Weighted Average Price (“VWAP”) thresholds for the Company’s shares during the three-year performance period commencing on the grant date (“Performance Period”). Utilizing VWAP thresholds for the performance criteria is intended to focus the NEOs on actions that will increase shareholder value over the Performance Period.

The 2021 PSU Award will generally cliff vest on the third anniversary of the grant date and payout up to 100% of the award units in shares based on the performance level attained during the Performance Period. Dividend equivalents will be accumulated during the vesting period and paid without interest following the vesting date based on the number of shares that are earned.

The “Performance Goal” for the 2021 PSU Award is based on the maximum “CRC Stock Value” attained during the Performance Period, as shown in the table below. The CRC Stock Value is the simple average of the VWAP of CRC common stock trading on the New York Stock Exchange during the sixty trading days immediately preceding the date upon which such value is being determined.  In order for the NEOs to earn 100% of the PSU Award units, the CRC stock price must attain a 60-day VWAP in excess of 170% of the stock price on the grant date.

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Compensation Discussion and Analysis

2021 PSU Award Performance Goal
Maximum CRC Stock Value (60-day VWAP) Attained During Performance Period		Percentage of PSU Award Units that Become Earned PSU Award Units (2)
Mr. McFarland (1)	Messrs. Leon, Bys, Kerns and Preston (1)
Less than $27.75	Less than $28.70	0%
$27.75	$28.70	25%
$31.91	$33.00	50%
$36.70	$37.75	75%
$42.20 or More	$43.65 or More	100%
(1)	Thresholds for Mr. McFarland’s award are different than other NEOs due to different CRC stock price at different grant dates.
(2)	Linear interpolation applies between any two rows below.

On December 1, 2021, the CRC Stock Value reached the 100% earned level for Mr. McFarland’s 2021 PSU Award.  As of December 31, 2021, the maximum CRC Stock Value had attained a 96.6% earned level under the 2021 PSU Awards for Messrs. Leon, Bys, Kerns and Preston.

Linkage Between Pay and Performance

Our 2021 Compensation Program was designed to link the pay realized by our executives to the performance of CRC and the returns to our stockholders, while also providing incentives necessary to retain our executives as we emerge from bankruptcy.

The pay mix at target grant date values for our CEO and other NEOs under the 2021 Compensation Program was primarily long-term and performance-based.

PAY MIX OF CEO 5% salary 6% annual incentive 46% performance-based long-term incentive 43% time-vested long-term incentive 95% at risk AVERAGE PAY MIX OF NEOs OTHER THAN CEO 12% salary 12% annual incentive 38% performance based long-term incentive 38% time-vested long-term incentive 88% at risk

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Compensation Discussion and Analysis

Employment Agreements

In 2021, the Company entered into various employment agreements with the CEO and other NEOs, as summarized below. The New Compensation Committee believes it is the best interests of stockholders to have agreements in place to help retain the CEO and other NEOs. Such agreements also protect Company interests and ensure they can execute their duties in the best interests of stockholders without personal bias by providing change in control protections in the event a transaction that is in the best interests of stockholders would result in their termination of employment.

CEO

Mr. McFarland was named Interim CEO following the departure of our prior CEO on December 31, 2020.  We entered an agreement with Mr. McFarland (the “Interim CEO Agreement”) that provided for a fee of $175,000 per month for his services as an independent contractor while he served as our Interim CEO.  During the period he served as Interim CEO, he did not receive cash retainer fees for serving on our Board.

Effective March 22, 2021, the Board named Mr. McFarland President and CEO, removing his previous interim title.  In connection with Mr. McFarland’s appointment, the Company and Mr. McFarland entered into an Employment Agreement (the “CEO Employment Agreement”). The CEO Employment Agreement provides for a two-year term, during which either the Company or Mr. McFarland may terminate the employment relationship for any or no reason (such two-year or earlier period, the “Term”). The parties may mutually agree to extend the Term for additional one-year periods. Pursuant to the CEO Employment Agreement, during the Term, Mr. McFarland will receive an annualized base salary of $850,000, will be covered under the Company’s directors and officers liability insurance and will be eligible (i) to receive an annual cash bonus with a target value of 120% of his base salary (reduced for 2021 by the difference, if any, between the amount of fees earned by Mr. McFarland from January 1, 2021 to March 21, 2021 for his service during such period as Interim Chief Executive Officer and the amount of base salary that would have been paid to Mr. McFarland during such period pursuant to the CEO Employment Agreement had such agreement been in effect January 1, 2021), (ii) to participate in those benefit plans and programs of the Company available to similarly situated executives and (iii) commencing in 2023, to receive annual long-term incentive awards (expected to be comprised 70% of performance stock units (“PSUs”) and 30% of restricted stock units (“RSUs”)) under the Company’s 2021 Long Term Incentive Plan (the “LTIP”) with a grant target value of not less than 588% of his base salary as in effect on the applicable grant date. Mr. McFarland also received an initial long-term incentive award consisting of PSUs with a grant target value of $7,993,870 (the “Initial PSUs”) and RSUs with a grant date value of $6,291,692 (the “Initial RSUs”), in each case, under the LTIP in connection with his appointment as President and Chief Executive Officer of the Company.

The CEO Employment Agreement also provides for certain severance payments and benefits to be provided to Mr. McFarland upon his termination of employment by the Company under various scenarios as further detailed in the Potential Payments upon Termination or Change in Control section of the Executive Compensation Tables which follow.

Other NEOs

On June 8, 2021, the Company entered into employment agreements with each of Messrs. Leon, Bys, Kerns and Preston (each an “Employment Agreement”). Each Employment Agreement provides for an initial one-year term and will automatically renew for an additional one-year term on each anniversary unless the Company or the executive provides 90 days’ written notice to the other that no such automatic renewal shall occur. However, either the Company or the executive may terminate the employment relationship for any or no reason at any time during the initial one-year term or any renewal term. Pursuant to each Employment Agreement, each executive will receive an annualized base salary of $500,000, will be covered under the Company’s directors and officers liability insurance and will be eligible (i) to receive an annual cash bonus with a target value of 100% of his base salary, (ii) to participate in those benefit plans and programs of the Company available to similarly situated executives and (iii) commencing in 2023, to receive annual long-term incentive awards (expected to be comprised 70% of performance stock units and 30% of restricted stock

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Compensation Discussion and Analysis

units) under the LTIP with a grant target value of not less than 220% of his base salary as in effect on the applicable grant date.

Each Employment Agreement also provides for certain severance payments and benefits to be provided to the executive upon his termination of employment by the Company under various scenarios as further detailed in the Potential Payments upon Termination or Change in Control section of the Executive Compensation Tables which follow.

2022 Compensation Program Actions

Base Salaries

The New Compensation Committee does not plan to provide base salary increases for the NEOs in 2022.

Annual Incentive Program

In February 2022, the New Compensation Committee approved the scorecard metrics for the 2022 Annual Incentive Program. In addition to metrics related to financial performance, capital efficiency and cost control, 30% of the 2022 scorecard weighting relates to carbon management, environmental stewardship, worker safety, and diversity, equity and inclusion.

Long-Term Incentive Grants

The 2021 Compensation Program provided multi-year sized long-term incentive grants to immediately align the NEOs compensation opportunities with our new shareholder interests and establish the retention value of multi-year equity grants.  As a result, the New Compensation Committee does not plan to provide long-term incentive grants to the NEOs during 2022, instead resuming single-year sized long-term incentive grants in 2023.

Other Compensation and Benefits

In addition to the components of the executive compensation program described above, we provided the following programs to our NEOs during the 2021 year.

Qualified Defined Contribution Plan – All of our employees, including our NEOs, were eligible to participate in a tax-qualified, defined contribution plan. The defined contribution plan provided for periodic cash contributions by us based on annual employee cash compensation and employee-elected deferrals. Employees were permitted to contribute into the plan a percentage of their annual salary and bonus up to the annual limit set by the Internal Revenue Service (“IRS”). Employees were able to direct their account balances to a variety of investments.

Nonqualified Defined Contribution Plans – Substantially all employees, including our NEOs, whose participation in our qualified defined contribution plan was limited by applicable tax laws were eligible to participate in our supplemental savings plan (the “SSP”), a nonqualified defined contribution plan, which provided additional retirement benefits outside of those limitations.

Annual allocations for each participant were generally intended to restore the amounts that would have been contributed to our qualified defined contribution plan but for certain tax law limitations, and certain employer allocations were subject to a vesting schedule that required the completion of three years of service. Vested account balances will be payable following separation from service.

Interest on SSP account balances was allocated monthly to each participant’s account based on the yield on five-year U.S. Treasury Constant Maturities plus 2% converted to a monthly allocation factor.

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Compensation Discussion and Analysis

In addition, we sponsored a supplemental retirement plan (the “SRP II”), which was established for purposes of the assumption by us of certain liabilities under the Occidental Petroleum Corporation Supplemental Retirement Plan II, including those for Messrs. Leon, Kerns and Preston. All account balances under the SRP II were fully vested at all times and are credited with interest on a monthly basis based on the yield on five-year U.S. Treasury Constant Maturities plus 2% converted to a monthly allocation factor. No additional allocations were made under the SRP II other than the crediting of interest.

In order to provide greater financial planning flexibility to participants while not increasing costs under the plan, the SRP II allowed in-service distribution of a participant’s account at a specified age, but not earlier than age 60, as elected by the participant when initially participating in the plan. After a participant receives a specified age distribution, future allocations under the SRP II and earnings on those allocations are to be distributed in the first 70 days of each following year.

Nonqualified Deferred Compensation Plan – Certain management and other highly compensated employees (including each of our NEOs) were eligible to participate in our nonqualified deferred compensation plan (the “DCP”). Under the DCP, participants were able to elect to defer a portion of their base salary and annual bonus for a given year. For the year of deferral, we allocated an additional amount to a participant’s account equal to the sum of 6% (which is immediately vested) and 2% (which is subject to a vesting schedule that required the completion of three years of service) of the compensation deferred by the participant under the DCP to restore amounts that were not contributed to the qualified and nonqualified defined contribution plans due to such deferral of compensation under the DCP. Deferred amounts earned interest based on the yield on five-year U.S. Treasury Constant Maturities based on a monthly frequency plus 2%, converted to a monthly allocation factor. Vested account balances will be payable following separation from service, or upon attainment of a specified age elected by the participant.

Tax Preparation and Financial Planning – Our executives, including each of the NEOs, were eligible to receive reimbursement, up to certain annual limits, for income tax preparation, financial planning and investment advice, including legal advice related to tax and financial matters.

Insurance – We offered a variety of health coverage options to all employees. NEOs participated in these plans on the same terms as other employees. In addition, for executives, including the NEOs, we paid for an annual comprehensive physical examination. We provided all employees with life insurance equal to twice the employee’s base salary.

Employee Stock Purchase Plan – We adopted a new California Resources Corporation Employee Stock Purchase Plan (the “ESPP”), effective February 22, 2022, subject to approval by shareholders at the Annual Meeting, which will provide our employees (including our NEOs) the ability to purchase shares of our common stock at a price equal to 85% of the closing price of a share of our common stock as of either the first day of each offering period or the last day of each offering period, whichever amount was less.

The maximum number of shares of our common stock to be authorized to be issued pursuant to the ESPP is 1.25 million, subject to adjustment pursuant to the terms of the ESPP. In addition, participants in the ESPP will be subject to certain limits on the number of shares that can be purchased in any given year and during any given offering period (a calendar quarter) under the ESPP.

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Compensation Discussion and Analysis

Compensation Objectives and Process

The purpose of our executive compensation program is to allow us to attract, retain, motivate and reward high-performing executives to maximize returns to our stockholders.

Executive Compensation Objectives

Our executive compensation objectives are to:

•	Motivate our executives to take actions that are aligned with our short- and long-term strategic objectives, appropriately balancing risk versus potential reward.
•	Provide a high percentage of senior executives’ pay based on performance to ensure the highest level of accountability to stockholders.
•	Offer an opportunity for performance-based pay to provide above market compensation when our performance exceeds our goals balanced by the risk of below market compensation when it does not.
•	Align executive and stockholder interests by focusing our executives on balancing short- and long-term performance of the Company.

Compensation Program Best Practices

Our executive compensation program is designed to incorporate compensation and governance best practices and is overseen by our highly engaged New Compensation Committee. Our short-term and long-term incentive plans are primarily performance-based and are intended to align with the short- and long-term best interests of stockholders. The New Compensation Committee has engaged in best practices to further align executive pay with Company performance and to ensure good governance in the following ways:

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Compensation Discussion and Analysis

WHAT WE DO We pay for performance. A significant portion of the compensation of our named executive officers is directly linked to the Company’s performance, by way of a compensation structure that includes performance-based annual and long-term incentive awards. We are stockholder-aligned. Annual and long-term incentive awards are based on performance measures that are aligned with the creation of value for our stockholders. All of the outstanding long-term incentive awards for our named executive officers are stock-based.  We have “double trigger” change in control provisions. Our change in control arrangements for named executive officers require both the occurrence of a change in control event and termination of employment before applicable vesting of awards occurs. We provide market-competitive compensation. Our compensation program is competitive within our industry and recognizes evolving governance practices, which allows us to attract and retain key talent. We have stock ownership requirements. We maintain stock ownership guidelines for our named executive officers and stock grant delivery mechanics for our directors that require meaningful stock ownership in the Company. We have a clawback policy. Our Compensation Recoupment and Clawback Policy allows the Company to require reimbursement of incentive compensation in certain circumstances. We seek independent advice. The Compensation Committee retains an independent advisor to review executive compensation and provide advice to the Compensation Committee.

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Compensation Discussion and Analysis

Role of Compensation Committee

Our executive compensation program is overseen by our Compensation Committee, with input from our management and outside compensation consultants. In its oversight role, the Compensation Committee is responsible for making compensation decisions involving our CEO and other executive officers and evaluating performance for compensatory purposes.

Role of Management

Our President and CEO and our Vice President of Compensation and Benefits provided input to the Compensation Committee with respect to executive compensation, key job responsibilities, achievement of performance objectives and compensation program design. We believe these individuals provide helpful support to the Compensation Committee in these areas given their understanding of our business and personnel, compensation programs and competitive environment. The Compensation Committee is not obligated to accept management’s recommendations with respect to executive compensation matters and meets in executive session to discuss such matters outside of the presence of our management. During 2021, the New Compensation Committee held one executive session.

Role of Independent Compensation Consultants

The New Compensation Committee retained Lyons Benenson & Company Inc. (“LB&Co”), after considering all factors relevant to LB&Co’s independence from our management and members of our New Compensation Committee and determining that it was independent and without conflicts of interest under the Securities and Exchange Commission rules and the NYSE Listed Company Manual standards. LB&Co advised the New Compensation Committee beginning immediately following our emergence from bankruptcy.

Use of Compensation Data

Early in 2021, our New Compensation Committee analyzed the comparative total compensation of our executive officers. To facilitate this analysis, LB&Co provided the New Compensation Committee with comparative Peer Group compensation data that included base salaries, annual incentive opportunities, and long-term incentive opportunities. This information reflected recent publicly available information and other market data. We believe that it provided our New Compensation Committee with a sufficient basis to analyze the comparative total compensation of our executive officers.

2014 SPIN-OFF √ Occidental determines executive compensation in effect at Spin-off 2015 √ CRC Compensation Committee selects new peer group and designs compensation program 2016 √ Compensation Committee reduces base salaries by 10% during severe downturn √ Compensation Committee applies negative discretion and reduces annual incentive payouts due to severe business conditions √ Compensation Committee reduces long-term incentive grant date values in anticipation of market movement during severe downturn 2017 √ Compensation Committee changes long-term incentive to address retention concerns and equity burn rate with cash-based performance award 2018 √ Compensation Committee selects expanded peer group for 2018 √ Compensation Committee reduces qualitative portion of annual incentive √ Compensation Committee changes long-term performance award to equity-based 2019 √ Compensation Committee reduces number of metrics under Annual Incentive to provide greater focus on key objectives √ Compensation Committee changes long-term performance award metrics to include a relative Total Shareholder Return metric

Stockholder Outreach

Historically, we have regularly requested meetings with several of our stockholders to discuss our governance and executive compensation practices. We intend to engage with stockholders in 2022 to solicit feedback to ensure that our governance and executive compensation practices align with stockholders’ expectations.

Stockholder Approval of Executive Compensation

Our stockholder advisory vote in 2021 on our 2020 executive compensation program was negatively impacted by the extraordinary changes the Former Compensation Committee made to the original 2020 compensation program it had previously approved in order to retain and motivate our executive management team and broader organization through our financial restructuring. This resulted in a 69% approval of such compensation by stockholders.

In developing our 2021 Compensation Program, the New Compensation Committee considered the anticipated results of last year’s advisory vote on executive compensation and many other factors, including the New Compensation Committee's assessment of the interaction of our compensation programs with our corporate business objectives, evaluations of our programs by LB&Co, the New Compensation Committee's independent compensation consultant, and review of data relating to pay practices of our compensation peer group.

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Compensation Discussion and Analysis

Other Compensation Matters

Stock Ownership Guidelines

We have minimum stock ownership guidelines for senior executives. The target direct and indirect ownership level for the CEO is six times annual base salary, and for the other NEOs, is three times annual base salary. Executives are expected to attain their required ownership levels within five years of assuming their senior executive role. Due to the cancellation of the Company’s stock upon emergence from bankruptcy in October 2020, executives at emergence will have five years from the emergence date to attain the minimum stock holdings.

Clawback Policy

Under the Company’s Compensation Recoupment and Clawback Policy, in the event the Company is required to restate its financial statements or in the event of misconduct by a named executive officer or any section 16 reporting officer, the Company has the right to require in certain circumstances, and to the extent permitted by applicable law, the reimbursement of incentive compensation received by a named executive officer. Such incentive compensation generally includes any cash, equity, equity-based or other award under our long-term incentive plan, or an annual bonus or annual incentive plan of the Company.

The New Compensation Committee amended and restated the policy during 2021 to expand the employees covered to include all section 16 reporting officers, add misconduct as a recoupment event, allow for recoupment of up to the full amount of incentive compensation received and provide for Board discretion in application of the policy.

Anti-Hedging and Anti-Pledging Policy

Under the Company’s Insider Trading Policy, all directors, officers and employees, including the named executive officers, are prohibited from hedging, buying or selling options, engaging in short sales, or trading prepaid variable forwards, equity swaps, exchange funds, forward-sale contracts, collars or other derivatives or monetizations on Company securities. In addition, all directors, officers and employees, including named executive officers, may not pledge or mortgage Company securities as collateral for a loan, or hold Company securities in a margin account.

Compensation Risk Management

Our compensation programs are designed to motivate and reward our employees for their performance during the current year and over the long term, and for taking appropriate business risks to enhance CRC’s business performance. The New Compensation Committee has analyzed CRC’s employee compensation programs and policies and believes that they are not reasonably likely to have a material adverse effect on CRC. CRC’s compensation programs do not encourage unnecessary or excessive risk-taking and any potential risk that the executive compensation program could influence behavior that would be inconsistent with the overall interests of CRC and its stockholders is mitigated by several factors:

•	Target compensation mix utilizes a balance of salary, annual incentives and long-term equity compensation vesting over three years
•	Transparent financial and operational metrics that are readily ascertainable from publicly-filed information
•	External performance metrics, utilizing the increase in the volume-weighted average price of the Company’s shares, for the long-term performance-based incentive awards
•	Forfeiture and clawback provisions for incentive compensation in the event of a restatement of our financial statements or misconduct

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Compensation Discussion and Analysis

Tax Considerations

Section 162(m) of the Internal Revenue Code of 1986, as amended (the “Code”), limits a company’s ability to deduct compensation paid in excess of $1 million during any fiscal year to each of certain NEOs. The New Compensation Committee believes it is in the best interest of the Company and our stockholders to provide compensation that is necessary to retain and motivate our executive officers, even if that is not fully deductible.

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Compensation Committee Report

Compensation Committee Report

The Compensation Committee has reviewed and discussed the Compensation Discussion and Analysis included in this proxy statement with management. Based on this review and discussion, the Compensation Committee recommended to the Board of Directors that the Compensation Discussion and Analysis be included in the Company’s proxy statement relating to the 2022 Annual Meeting of Stockholders.

Compensation Committee,

James N. Chapman, Chair

Tiffany (TJ) Thom Cepak

Nicole Neeman Brady

William B. Roby

February 22, 2022

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Executive Compensation Tables

Executive Compensation Tables

Summary Compensation Table (SCT)

							Change in
							Pension
							Value and
							Nonqualified
						Non-Equity	Deferred
Name and				Stock	Option	Incentive Plan	Compensation	All Other
Principal	Year	Salary	Bonus	Awards	Awards	Compensation	Earnings	Compensation	Total
Position		(1)	(2)	(3)	(3)	(4)	(5)	(6)
Mark A. (Mac) McFarland (7)	2021	$1,122,395	$306,000	$14,132,218	$0	$1,043,022	$0	$979,646	$17,583,281
President and	2020	$0	$0	$0	$0	$0	$0	$47,529	$47,529
Chief Executive Officer

Francisco J. Leon (7)	2021	$491,154	$150,000	$3,641,638	$0	$648,000	$4,181	$106,925	$5,041,898
Executive Vice President and	2020	$362,788	$288,750	$900,010	$100,002	$1,677,300	$2,673	$195,898	$3,527,421
Chief Financial Officer

Jay A. Bys (7)	2021	$626,923	$150,000	$2,684,108	$0	$648,000	$0	$77,332	$4,186,363
Executive Vice President and
Chief Commercial Officer

Shawn M. Kerns	2021	$494,231	$150,000	$3,641,638	$0	$648,000	$11,056	$107,368	$5,052,293
Executive Vice President and	2020	$400,481	$382,500	$1,057,509	$117,502	$2,004,078	$13,094	$253,438	$4,228,602
Chief Operating Officer	2019	$421,154	$0	$1,057,538	$117,508	$958,945	$13,101	$165,194	$2,733,440

Michael L. Preston (7)	2021	$495,385	$150,000	$3,641,638	$0	$648,000	$13,148	$107,834	$5,056,005
Executive Vice President,	2020	$414,615	$374,000	$967,500	$107,500	$1,897,348	$14,354	$260,862	$4,036,179
Chief Administrative Officer	2019	$439,231	$0	$967,528	$107,511	$1,088,245	$14,198	$175,530	$2,792,243
and General Counsel

(1)	Amounts shown for 2021 reflect a partial year of independent contractor fees and a partial year of employment for Messrs. McFarland and Bys.

Mr. McFarland had an Interim CEO Agreement with the Company under which the Company paid a fee of $175,000 per month, beginning in January 2021 and ending March 21, 2021, for his services as Interim CEO. Under the terms of the agreement, he received no cash compensation for his role as Chair of the Board while he was serving as Interim CEO but remained eligible to receive a director emergence equity grant.  On March 22, 2021, the Company announced that Mr. McFarland had been named President and CEO, dropping the interim title, in addition to his role as Chair of the Board.  On April 15, 2021, the Company announced that Ms. Tiffany (TJ) Thom Cepak had been named Chair of the Board, replacing Mr. McFarland in that role following his permanent appointment as President and CEO. Mr. McFarland continues to serve as a director.

Mr. Bys had a consulting agreement with the Company under which the Company paid a fee of $75,000 per month, beginning January 1, 2021, for his consulting services. The agreement was terminated upon his appointment as an officer of the Company, effective May 1, 2021.

Amounts shown for 2020 reflect a 37.5% reduction in base salary for a two-month period in April-May for Messrs. Leon, Kerns and Preston due to the extreme adverse economic conditions created by the COVID-19 pandemic.

(2)

The amounts shown for 2021 reflect the individual portion of the 2021 AIP bonus payout. The amounts shown for 2020 are Retention Bonus Awards granted and paid in May 2020 to replace the previously approved annual incentive and stock-based incentive compensation program for 2020 with an entirely cash-based incentive program. The awards were subject to repayment by the recipient upon certain terminations of employment prior to the earlier of 18 months from the grant date or the Company’s emergence from the Chapter 11 case, which was satisfied with the Company’s successful emergence from bankruptcy during October 2020.

(3)

See the Grants of Plan-Based Awards Table below for detail regarding the 2021 awards. As required by the SEC rules, the amounts shown represent the grant date fair value of the awards granted in that year as computed in accordance with U.S. generally accepted accounting principles (GAAP) and Financial Accounting Standards Board (FASB) Accounting Standards Codification (ASC) Topic 718, as more fully described in Note 9 Stock-Based Compensation to CRC’s Consolidated Financial Statements in the Form 10-K for the year ended December 31, 2021 and Note 14 Stock-Based Compensation to CRC’s Consolidated Financial Statements in the Form 10-K for the years ended December 31, 2020 and 2019. Awards reported in the Stock Awards column for 2021 reflect the value of both time-vested restricted stock units and performance-vested performance stock units (including the director emergence grant that Mr. McFarland was eligible to receive in 2021). The ultimate payout value may be or have been significantly more or less than the amount shown in the table, depending on the value of CRC stock on the award certification date. For performance stock units, there was a possibility of no payout depending on the outcome of the performance criteria. The amounts shown for 2020 reflect awards granted in 2020 that were forfeited by the NEOs in May 2020 upon acceptance of a Quarterly Incentive Award reflected in the Non-Equity Incentive Plan Compensation amount and the Retention Bonus Award reflected in the Bonus amount during 2020. All outstanding stock and option awards from 2019 were cancelled upon the Company’s emergence from bankruptcy in October 2020.

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Executive Compensation Tables

(4)

The amounts shown for 2021 are the scorecard portion of the payouts under the AIP.  The 2021 amount for Mr. McFarland reflects a reduction of $278,898 from the amount approved by the Compensation Committee to reflect the difference between his interim CEO agreement monthly fee and his employment agreement salary for the period from January 1, 2021 through March 21, 2021, per the terms of his employment agreement. The amounts shown for 2020 include the Quarterly Incentive Awards, which were paid in the quarter following the quarter in which they were earned. The amounts shown for 2019 include the Annual Incentive Award, which were paid in the first quarter of the year following the year in which they were earned. Also, for 2020 and 2019, the amounts include the payouts under the cash-based and cash-payable 2018 and 2017 Performance Incentive Awards (PIAs), respectively, based on performance during the periods 2018 – 2020 and 2017 – 2019, respectively.

(5)

The amounts shown are the portion of each executive’s interest credited on nonqualified deferred compensation plan balances that was in excess of 120% of the long-term applicable federal rate, compounded monthly, as prescribed under Section 1274(d) of the Code.

(6)	The following table shows “All Other Compensation” amounts for 2021.

All Other Compensation

	Mr.	Mr.	Mr.	Mr.	Mr.
	McFarland	Leon	Bys	Kerns	Preston
Qualified Plan (a)	$25,162	$28,396	$22,239	$30,931	$25,723
Supplemental Plan (b)	$94,823	$50,747	$34,602	$48,655	$54,329
Personal Benefits	$-	$-	$-	$-	$-
Dividend Equivalents (c)	$109,148	$27,782	$20,491	$27,782	$27,782
Relocation Benefits (d)	$750,513	$-	$-	$-	$-
Total	$979,646	$106,925	$77,332	$107,368	$107,834

(a)	The amount shown reflects the Company matching and retirement contributions to the qualified defined contribution savings plan–the California Resources Corporation Savings Plan (the “Qualified Plan”).
(b)

The amount shown is the Company contributions to the nonqualified defined contribution plan–the California Resources Corporation Supplemental Savings Plan (the “Supplemental Plan”), which restores amounts limited by IRS limits on the Qualified Plan.

(c)	Reflects value of dividend equivalents credited during 2021 on unvested RSU and earned, unvested PSU awards.
(d)	Includes relocation benefits ($397,029) and tax reimbursements on relocation benefits ($353,484).
(7)

Messrs. McFarland, Leon and Bys were not NEOs in 2019. Messrs. Bys and Preston were not NEOs in 2020. Compensation paid for years in which the executive was not an NEO are not disclosed in the SCT, other than 2020 compensation for Mr. Preston, which is included because he was previously an NEO.

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Executive Compensation Tables

Grants of Plan-Based Awards

The table below summarizes the following plan-based awards granted in 2021 to our NEOs: Annual Incentive Awards, Restricted Stock Unit Awards (“RSU”), Performance Stock Unit Awards (“PSU”).

							All Other	All Other
							Stock	Option
							Awards:	Awards:	Exercise	Grant Date
							Number of	Number of	or Base	Fair Value
		Estimated Future Payouts			Estimated Future Payouts		Shares of	Securities	Price of	of Stock and
		Under Non-Equity Incentive			Under Equity Incentive		Stock	Underlying	Option	Option
		Plan Awards			Plan Awards		or Units	Options	Awards	Awards
Name /	Grant	Threshold	Target	Maximum	Threshold	Target
Type of Grant	Date	($)	($)	($)	(# Shares)	(# Shares)	(# Shares)	(# Shares)	($)	($)
Mark A. (Mac) McFarland
Annual Incentive(1)		$8,160	$816,000	$1,632,000
RSU(2)	1/25/2021						61,333			$1,502,659
RSU(2)	3/22/2021						255,760			$6,214,968
PSU(3)	3/22/2021				81,239	324,954				$6,414,592
Francisco J. Leon
Annual Incentive(1)		$4,000	$400,000	$800,000
RSU(2)	1/25/2021						83,123			$2,036,514
PSU(3)	1/25/2021				20,781	83,124				$1,605,124
Jay A. Bys
Annual Incentive(1)		$4,000	$400,000	$800,000
RSU(2)	5/12/2021						61,309			$1,500,231
PSU(3)	5/12/2021				15,327	61,309				$1,183,877
Shawn M. Kerns
Annual Incentive(1)		$4,000	$400,000	$800,000
RSU(2)	1/25/2021						83,123			$2,036,514
PSU(3)	1/25/2021				20,781	83,124				$1,605,124
Michael L. Preston
Annual Incentive(1)		$4,000	$400,000	$800,000
RSU(2)	1/25/2021						83,123			$2,036,514
PSU(3)	1/25/2021				20,781	83,124				$1,605,124

(1)

Payout of the Annual Incentive can range from 0% to 200% of target. Threshold amounts shown at 1% of target, calculated based on threshold payout of the lowest weighted performance metric under the award

(2)

The amounts shown represent the estimated grant date fair value of the units granted as computed in accordance with FASB ASC Topic 718, as more fully described in Note 9 Stock-Based Compensation to CRC’s Consolidated Financial Statements in the Form 10-K for the year ended December 31, 2021. The units vest one-third each on January 25, 2022, January 25, 2023 and January 25, 2024, except for Mr. McFarland’s award granted on March 22, 2021, which vests one-third each on March 22, 2022, March 22, 2023 and March 22, 2024, and Mr. Bys’ award, which vests 16,721 units on January 25, 2022, and 22,294 units each on January 25, 2023 and January 25, 2024. Vested shares are not delivered until the final vesting date.

(3)

The amounts shown represent the estimated grant date fair value of the units granted as computed in accordance with FASB ASC Topic 718, as more fully described in Note 9 Stock-Based Compensation to CRC’s Consolidated Financial Statements in the Form 10-K for the year ended December 31, 2021. The maximum payouts under the awards were: McFarland - $15,614,009, Leon - $4,073,052, Bys - $3,000,462, Kerns - $4,073,052, Preston - $4,073,052. Payouts under the Performance Stock Unit award can range from 0% to 100% of target number of units based on our common stock price performance during the three-year performance period from January 25, 2021 through January 24, 2024 for Messrs. Leon, Bys, Kerns and Preston and from March 22, 2021 through March 21, 2024 for Mr. McFarland. The threshold amount is shown at 25% of target, calculated based on threshold payout under the performance metric for the award, and, for each additional 15% increase in the 60-day VWAP of our common stock, an additional 25% of the units can become earned up to 100% (which is target). Linear interpolation applies between 25% level from threshold to target. The PSU Awards for Messrs. Leon, Bys, Kerns and Preston vest on January 25, 2024 and the PSU award for Mr. McFarland vests on March 22, 2024. Vested shares are generally not delivered until the final vesting date.

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Executive Compensation Tables

Narrative Disclosure to Summary Compensation Table and Grants of Plan-Based Awards Table

Employment Agreements

We have entered into an employment agreement with each of our NEOs.  For more information, see the “Employment Agreements” section beginning on page 33 of the “Compensation Discussion and Analysis.”

Long-Term Incentives

During 2021, our NEOs received emergence grants allocated between RSUs and PSUs. The RSUs and PSUs awarded to our NEOs in 2021 consisted of multi-year sized emergence grants to immediately realign the NEOs with shareholder interests and to reestablish the retention of multi-year grants, since all of the NEOs’ prior Company stock holdings and equity awards were cancelled upon our emergence from bankruptcy. The target value, date of grant and general terms of the RSUs and PSUs awarded to our NEOs during 2021 are described in the “Long-Term Incentive Grants” section beginning on page 30 of the “Compensation Discussion and Analysis” and in the footnotes to the “Grants of Plan-Based Awards” table above.  While RSUs and PSUs generally vest (and performance under the PSUs is measured) over a three-year period and payment is made at the end of such period, please see the description of each NEO’s employment agreement in the “Employment Agreements” section beginning on page 33 of the “Compensation Discussion and Analysis” and the “Potential Payments on Termination or Change in Control” below for a description of certain circumstances pursuant to which vesting and payout can occur earlier.

Annual Incentives

Our NEOs were eligible to participate in the AIP for the 2021 calendar year.  Payouts under the AIP are based on a combination of company performance against goals for pre-established performance metrics, and our Compensation Committee’s assessment of each NEO’s individual performance, as described in the Compensation Discussion and Analysis.

Salary and Annual Incentive in Proportion to Total Compensation

Assuming target performance with respect to the long-term incentive awards, our CEO, Mr. McFarland, received approximately 11% of his total compensation in the form of base salary and cash-based annual incentive award, and our NEOs (other than our CEO) generally received an average of approximately 24% of their total compensation in the form of base salary and cash-based annual incentive award.  Please see the “Compensation Discussion and Analysis” section of this proxy statement for a description of the philosophy and objectives of our 2021 Compensation Program.

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Executive Compensation Tables

Outstanding Equity Awards at December 31, 2021

The following table summarizes the outstanding equity awards for our NEOs as of December 31, 2021.

		Stock Awards
					Equity
					Incentive
					Plan
				Equity	Awards:
				Incentive	Market or
		Number		Plan	Payout
		of		Awards:	Value of
		Shares	Market	Number of	Unearned
		or Units	Value of	Unearned	Shares,
		of Stock	Shares or	Shares, Units	Units or
		That	Units That	or Other	Other Rights
		Have Not	Have Not	Rights That	That Have
Name / Type	Grant	Vested	Vested	Have Not	Not Vested
of Grant	Date	(#)	($)(1)	Vested (#)	($)(1)
Mark A. (Mac) McFarland
RSU(2)	1/25/2021	61,333	$2,619,532
RSU(2)	3/22/2021	255,760	$10,923,510
PSU(3)	3/22/2021	324,954	$13,878,785
Francisco J. Leon
RSU(2)	1/25/2021	83,123	$3,550,183
PSU(4)	1/25/2021	80,298	$3,429,528	2,826	$120,698
Jay A. Bys
RSU(5)	5/12/2021	61,309	$2,618,507
PSU(4)	5/12/2021	59,224	$2,529,457	2,085	$89,050
Shawn M. Kerns
RSU(2)	1/25/2021	83,123	$3,550,183
PSU(4)	1/25/2021	80,298	$3,429,528	2,826	$120,698
Michael L. Preston
RSU(2)	1/25/2021	83,123	$3,550,183
PSU(4)	1/25/2021	80,298	$3,429,528	2,826	$120,698
(1)

The amount shown represents the product of the number of units in the column immediately to the left and the closing price on December 31, 2021, of our common stock as reported in the NYSE Composite Transactions, which was $42.71.

(2)	One-third of the units vest on each of the first three anniversaries of the grant date.
(3)

Payout of this PSU award is subject to the achievement of specified 60-day VWAP thresholds over a three-year period from March 22, 2021 to March 21, 2024. The units vest on March 22, 2024.  As of December 31, 2021, the 60-day VWAP had met the performance threshold for 100% payout. This award in not reported in the Equity Incentive Plan Awards column because the performance condition for payout of 100% of the units has been met.

(4)

Payout of this PSU award is subject to the achievement of specified 60-day VWAP thresholds over a three-year period from January 25, 2021 to January 24, 2024. As of December 31, 2021, the 60-day VWAP had reached the performance level to earn a 96.6% payout. That portion of this award is not reported in the Equity Incentive Plan Awards column because the performance condition for earning a payout of 96.6% of the units has been met, although vesting will not occur until January 25, 2024, subject to continued employment until that date. The portion of the award disclosed in the Equity Incentive Plan Awards column was still subject to the performance-based earning requirements as of December 31, 2021.

(5)	16,721 of these RSU units vest on January 25, 2022, 22,294 units vest on each of January 25, 2023 and January 25, 2024.

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Executive Compensation Tables

Option Exercises and Stock Vested in 2021

There were no option exercises or stock vested for our NEOs during 2021.

2021 Nonqualified Deferred Compensation Table

The following table sets forth for 2021 the contributions, earnings, withdrawals and balances under the SSP, SRP II and the DCP in which the NEOs participated. Messrs. Leon, Kerns and Preston were fully vested in their respective aggregate balances shown below, which include amounts CRC assumed from our former parent Occidental Petroleum Corporation’s plans. Messrs. McFarland and Bys will be fully vested in their SSP balances following their third anniversary of employment in 2024. For additional information relating to these plans, see “Nonqualified Defined Contribution Plans” and “Nonqualified Deferred Compensation Plan,” above.

					Aggregate
		Executive	Company	Aggregate	Withdrawals/	Aggregate
		Contributions	Contributions	Earnings	Distributions	Balance
		2021	in 2021	in 2021	in 2021	at 12/31/2021
Name	Plan	($)(1)		($)(3)	($)	($)(4)
Mark A. (Mac) McFarland	SSP	$0	$94,823	$0	$0	$94,823
Francisco J. Leon	SSP	$0	$50,747	$13,747	$0	$549,824
	SRP II	$0	$0	$4,707	$0	$159,939
Jay A. Bys	SSP	$0	$34,602	$0	$0	$34,602
Shawn M. Kerns	SSP	$0	$48,655	$21,478	$0	$818,569
	SRP II	$0	$0	$12,636	$0	$429,339
	DCP	$0	$0	$14,368	$0	$488,196
Michael L. Preston	SSP	$0	$54,329	$26,172	$0	$985,957
	SRP II	$0	$0	$31,510	$0	$1,070,628

(1)	No employee contributions are permitted in the SSP or SRP II. None of the NEOs elected to defer compensation under the DCP for 2021.
(2)	Amounts represent Company contributions to the SSP and are reported under “All Other Compensation” in the Summary Compensation Table for 2021.
(3)

The amounts reported in this column represent aggregate interest as provided in the plans that accrued during 2021. Included in these amounts are excess earnings which are reported under the “Change in Pension Value and Nonqualified Deferred Compensation Earnings” column in the Summary Compensation Table for 2021 because they were above-market earnings as follows: Mr. Leon - $4,181; Mr. Kerns - $11,056; Mr. Preston - $13,148.

(4)

The amounts reported in this column reflect the total balance of the NEO’s accounts in the plans as of December 31, 2021. The total amount previously reported in the Summary Compensation Table for each of the NEOs was as follows: Mr. McFarland - $94,823; Mr. Leon - $226,712; Mr. Bys - $34,602; Mr. Kerns - $595,532; Mr. Preston - $475,708.

Potential Payments upon Termination or Change in Control

Summary

Payments and other benefits payable to NEOs in various termination circumstances and a change in control were subject to certain policies, plans and employment agreements. Following is a summary of the material terms of these arrangements.

Under the terms of the employment agreements, executives terminated by the Company without cause or by the executive with good reason, as defined in the employment agreement, were eligible for 18 – 24 months of base salary and one- to two- times the target annual incentive continuation, depending on the employee’s position and the nature of the termination, and reimbursement for the difference between the amount paid for Company-provided continued health care coverage for up to 18 months and the employee contribution amount paid by similarly situated active employees, plus, in the case of Mr. McFarland, if such continued coverage is in effect at the end of such 18-month period, a lump sum amount of up to six times the premium he paid for such coverage for the last month of such 18-month period. In connection with a termination under such circumstances, the employment agreements also provide for full vesting of 100% of the RSU awards granted during 2021 (other than the RSU award granted to Mr. McFarland in January of 2021 as a non-employee director emergence award (the “Director RSU Award”)) and (i) in the case of Mr. McFarland, 100% of the PSU awards granted during 2021 will vest and remain outstanding during the remainder of the performance period, and (ii) in the case of each of the other NEOs, 100% of the PSU awards granted during 2021 will vest and remain outstanding and may become earned until the earlier of the date that is six months after the date of termination of employment or the last day of the applicable performance period. If a NEO’s

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Executive Compensation Tables

employment is terminated due to his death or disability, then he will receive under the terms of his employment agreement (i) payment of any earned but unpaid annual bonus for the calendar year preceding the calendar year in which the termination of employment occurs and (ii) a pro-rata portion of the annual bonus for the calendar year in which the termination of employment occurs, based on actual performance for such calendar year and payable at the time such bonuses are paid to similarly situated executives of the Company.

Under the terms of the agreements evidencing the RSUs granted to the NEOs in 2021 (other than the Director RSU Award granted to Mr. McFarland), (a) if the NEO’s employment is terminated after the first anniversary of the date of grant of the award due to disability, then a prorated portion of the number of units scheduled to vest as of the next anniversary of the date of grant will immediately vest as of the date of termination, (b) if the NEO’s employment is terminated after the first anniversary of the date of grant of the award due to the NEO’s death, then 100% of the unvested units will immediately vest as of the date of death, and (c) if the NEO’s employment is terminated on or within 12 months after a qualifying “Change in Control” (such quoted term as defined in the LTIP, but excluding any event that would otherwise constitute a Change in Control and that relates to any acquisition of securities of the Company by a stockholder that owns 20% or more of our outstanding stock or outstanding voting securities as of the date of grant of the award) due to disability or death, then 100% of the unvested units will immediately vest as of the date of such termination. Under the terms of the agreement evidencing the Director RSU Award granted to Mr. McFarland, 100% of the unvested RSUs subject to such award will immediately vest upon the earlier of (i) a qualifying Change in Control (as defined above) if such event occurs prior to Mr. McFarland’s separation from service as a member of the Board or (ii) the date of his separation from service as a member of the Board by reason of death or disability.

Under the terms of the agreements evidencing the PSUs granted to the NEOs in 2021, (a) if the NEO’s employment is terminated after the first anniversary of the date of grant of the award due to disability, then a prorated portion of the number of units subject to such award will become vested (but not less than the number of units earned based on satisfaction of the performance metric) and shall remain outstanding and eligible to become earned based on satisfaction of the applicable performance goal, (b) if the NEO’s employment is terminated after the first anniversary of the date of grant of the award due to the NEO’s death or voluntary termination of employment without “Good Reason” (such quoted term as defined in the award agreement), then 100% of the unvested units that have become earned units based on satisfaction of the performance metric will immediately vest as of the date of such termination of employment, and (c) if the NEO’s employment is terminated on or within 12 months after a qualifying “Change in Control” (as described in the preceding paragraph) due to disability or death, then a prorated portion of the number of units subject to such award will become vested (but not less than the number of units earned based on satisfaction of the performance metric) and shall remain outstanding and eligible to become earned based on satisfaction of the applicable performance goal (as such performance goal may be adjusted in connection with such qualifying Change in Control).

Except as described in this summary and below under “Potential Payments,” we did not have any other agreements or plans in effect at the end of 2021 that would have required us to provide compensation to our NEOs in the event of a termination of employment or a change in control.

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Potential Payments

In the discussion that follows, payments and other benefits that would have been payable upon various terminations and change in control situations are set out as if the conditions for payments had occurred and the terminations took place on December 31, 2021, and reflect the terms of applicable agreements then in effect. All of our NEOs had employment agreements which provide for certain payments in the event of termination. The amounts set forth below are estimates of the amounts that would have been paid to each NEO upon his termination. The disclosures below do not take into consideration any requirements under Section 409A of the Code, which could have affected, among other things, the timing of payments and distributions.

The following payments and benefits, which are potentially available on a non-discriminatory basis to all full-time salaried employees when their employment terminates, are not included in the amounts shown below:

•	Life insurance proceeds equal to two times base salary, payable on death as was available to all eligible employees.
•	Payout of unused accrued vacation.

The following is a summary of the payments and benefits each of our NEOs would have been entitled to receive if the event specified occurred as of December 31, 2021.

		Termination by
	Termination	Executive
	Without Cause or	Without	Termination	Change in	Change in
	Termination by	Good Reason	Due to	Control	Control with
Benefits and Payments	Executive with	or Termination	Death or	without	Termination
Upon Termination	Good Reason	for Cause	Disability	Termination	as Result
Mark A. (Mac) McFarland
Annual Bonus(1)	$1,020,000	$0	$1,349,022	$0	$2,040,000
Severance(2)	$1,700,000	$0	$0	$0	$1,700,000
Equity Awards(3)	$24,802,295	$0	$2,619,532	$2,619,532	$27,421,827
Medical Benefits(4)	$63,774	$0	$0	$0	$63,774
Francisco J. Leon
Annual Bonus(1)	$500,000	$0	$798,000	$0	$750,000
Severance(2)	$750,000	$0	$0	$0	$750,000
Equity Awards(3)	$6,979,711	$0	$0	$0	$6,979,711
Medical Benefits(4)	$47,831	$0	$0	$0	$47,831
Jay A. Bys
Annual Bonus(1)	$500,000	$0	$798,000	$0	$750,000
Severance(2)	$750,000	$0	$0	$0	$750,000
Equity Awards(3)	$5,147,964	$0	$0	$0	$5,147,964
Medical Benefits(4)	$47,831	$0	$0	$0	$47,831
Shawn M. Kerns
Annual Bonus(1)	$500,000	$0	$798,000	$0	$750,000
Severance(2)	$750,000	$0	$0	$0	$750,000
Equity Awards(3)	$6,979,711	$0	$0	$0	$6,979,711
Medical Benefits(4)	$47,831	$0	$0	$0	$47,831
Michael L. Preston
Annual Bonus(1)	$500,000	$0	$798,000	$0	$750,000
Severance(2)	$750,000	$0	$0	$0	$750,000
Equity Awards(3)	$6,979,711	$0	$0	$0	$6,979,711
Medical Benefits(4)	$47,831	$0	$0	$0	$47,831

(1)

Under the terms of their employment agreements, each NEO will receive one times his annual target bonus in the events of termination without cause or termination by the executive with good reason. In the event of a qualifying change in control with such a termination within one year as a result, the NEOs will receive 1.5 times (two times for Mr. McFarland) their annual target bonus.  In the event of termination due to death or disability, the NEOs would receive a prorated bonus for the current year, based on actual performance results achieved.   Amounts shown for death or disability are the Annual Incentive Award that would have been payable, based on the amounts that were approved by the Compensation Committee as disclosed in the Summary Compensation Table.

(2)

Under the terms of their employment agreements, the NEOs will receive 18 months (24 months for Mr. McFarland) of their salary in the events of termination without cause or termination by the executive with good reason, including such termination after a change in control.

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Executive Compensation Tables

(3)

Under the terms of their employment agreements, the NEOs will receive full immediate vesting of their emergence RSUs and PSUs in the events of termination without cause or termination by the executive with good reason, including such a termination after a change in control, and the vested PSUs shall remain eligible to be earned for up to six months following such a termination (or through the remaining performance period for Mr. McFarland); provided, however, that Mr. McFarland’s employment agreement does not apply to his Director RSU Award, but the agreement evidencing the Director RSU Award does provide for full vesting upon death, disability or a qualifying change in control that, in any such case, occurs while Mr. McFarland is a member of the Board.  No amount is included with respect to a termination due to death or disability or termination by the executive without good reason with respect to the Equity Awards (other than the Director RSU Award in connection with a termination due to death or disability) because the first anniversary of the date of grant of such awards would not have occurred by December 31, 2021; however, if a NEO’s death or disability occurred on December 31, 2021 in connection with a qualifying change in control on such date, then 100% of the RSUs (other than those subject to the Director RSU Award) would vest and, based upon the level of satisfaction of the performance criteria as of December 31, 2021, Mr. McFarland would become vested in 100% of his PSUs and the other NEOs would become vested in 96.6% of their PSUs. The amounts included above relating to the PSUs reflect immediate vesting at the performance level attained as of December 31, 2021, which was 100% for Mr. McFarland and 96.6% for the other NEOs, and the remaining 3.4% of the PSUs held by the NEOs other than Mr. McFarland could still become earned based on the performance criteria for up to six months following a termination without cause or a termination by the executive with good reason (which would provide an additional value of up to $120,698 to each of Messrs. Leon, Kerns and Preston and an additional value of up to $89,050 to Mr. Bys). The amounts in this row and the dollar amounts provided in the preceding sentence are based on the closing price on December 31, 2021 of our common stock as reported in the NYSE Composite Transactions, which was $42.71.

(4)

Under the terms of their employment agreements, the NEOs will be eligible to continue coverage under the Company’s group health plans for up to 18 months in the events of termination without cause or termination by the executive with good reason, including such a termination after or a change in control with termination as a result. The NEO’s contribution for coverage would be the same as active employees. The amount shown above is the current cost, net of required employee contributions, for full coverage under the Company’s highest cost health plans based upon the cost of such coverage as in effect as of December 31, 2021. In addition, pursuant to his employment agreement and assuming that Mr. McFarland continued such coverage for the full 18-month period, the amounts shown for Mr. McFarland also include a lump sum amount equal to six times the premium he is assumed to have paid for such coverage for the last month of such 18-month period.

CEO Pay Ratio

As required by Section 953(b) of the Dodd-Frank Wall Street Reform and Consumer Protection Act, and Item 402(u) of Regulation S-K, we are providing the following information about the relationship of the median of the annual total compensation of our employees and the annual total compensation of our CEO.

For 2021, our last completed fiscal year:

•	The median of the annual total compensation of all employees of our company (other than our CEO) was $148,345.
•	The annual total compensation of our CEO, as reported in the Summary Compensation Table above, was $17,583,281.
•	Based on this information, for 2021 the ratio of the annual total compensation of our CEO to the median of the annual total compensation of all employees was reasonably estimated to be 119 to 1.

To identify the median of the annual total compensation of all our employees, as well as to determine the annual total compensation of our median employee and our CEO, we took the following steps:

•

We determined that, as of December 31, 2021 (which is the date we chose to identify our median employee), our employee population consisted of approximately 970 individuals with all of these individuals located in the United States (as reported in Part I, Items 1 & 2 Business and Properties, in our Annual Report on Form 10-K filed with the Securities and Exchange Commission on February 22, 2022 (our “Annual Report”)). This population consisted of our full-time, part-time, and temporary employees, as we do not have seasonal workers.

•

We used the total compensation reflected in our payroll records as reported to the Internal Revenue Service on Form W-2 for 2021 as a consistently applied compensation measure to identify our median employee. We did not make any assumptions, adjustments, or estimates with respect to the W-2 wages, and we did not annualize the compensation for any employees that were not employed by us for all of 2021. We believe the use of W-2 wages, as applicable, is the most appropriate compensation measure since it includes the total taxable compensation received by our employees in 2021.

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Executive Compensation Tables

•

We identified our median employee by consistently applying this compensation measure to all of our employees included in our analysis. Since all of our employees, including our CEO, are located in the United States, we did not make any cost of living adjustments in identifying the median employee.

•

After we identified our median employee, we combined all of the elements of such employee’s compensation for the 2021 year in accordance with the requirements of Item 402(c)(2)(x) of Regulation S-K, resulting in annual total compensation of $148,345.

•

With respect to the annual total compensation of our CEO, we used the aggregate amount reported in the “Total” column of our 2021 Summary Compensation Table for Mr. McFarland, who served as our CEO throughout 2021, included on page 42 and incorporated by reference under Item 11 of Part III of our Annual Report. The total 2021 compensation for Mr. McFarland includes unusual items – contract pay for the period before he was named permanent President and CEO and emergence equity grants that provided approximately three times the regular expected annual grant value – both of which we would not anticipate to be included in CEO total compensation in future years.

This pay ratio is calculated in a manner consistent with SEC rules. Because the SEC rules for identifying the median compensated employee and calculating the pay ratio based on that employee’s annual total compensation allow companies to adopt a variety of methodologies, to apply certain exclusions, and to make reasonable estimates and assumptions that reflect their compensation practices, the pay ratio reported by other companies – including companies in our peer group – may not be comparable to the pay ratio reported above. Other companies may have different employment and compensation practices, different geographic breadth, perform different types of work, and may utilize different methodologies, exclusions, estimates and assumptions in calculating their own pay ratios.

This information is being provided for compliance purposes. Neither the Compensation Committee nor management of the Company used the pay ratio measure in making compensation decisions.

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Director Compensation

Director Compensation

Program Objectives

Our director compensation program is designed to be consistent with the market practices of our peer companies in order to be able to recruit and retain directors.

Program Elements

In December 2020, the Board adopted a new outside director compensation program effective retroactive to the emergence date, based on a review of the director compensation programs of our 2021 Peer Companies provided by LB&Co and recommendation of the Compensation Committee. The elements of the new program are as follows:

•	An annual cash retainer of $125,000 ($250,000 for the Chairperson) paid on a quarterly basis in advance.
•

An annual equity grant of restricted stock units (“RSUs”) granted at the Annual Meeting of Shareholders each year with a grant value of $200,000 ($375,000 for the Chairperson), which vest on the first anniversary of the grant date. Vested shares are not delivered to the director until six months after the end of Board service. Directors who received the following emergence equity grant did not receive an annual equity grant for 2021 and will not receive an annual equity grant until 2023.

•

An emergence equity grant of restricted stock units that was made in 2021 to the directors who joined the Board at our emergence from bankruptcy. The emergence grant had a grant value of three times the annual equity grant value plus a prorated amount for the period in 2020 starting at the emergence date. The emergence equity grants vest ratably over three years, but vested shares are not delivered to the director until six months after the end of Board service.

•	Board Leadership annual fees as follows, paid on a quarterly basis in advance:
•	Committee chairperson (Audit, Sustainability, Special Committees) – $31,000
•	Committee chairperson (Compensation and Nominating & Governance) – $22,000
•	Committee member (Audit, Sustainability, Special Committees) – $16,000
•	Committee member (Compensation and Nominating & Governance) – $11,000
•	Lead independent director – $50,000 (Discontinued upon appointment of independent Chair of the Board on April 15, 2021)

2021 Compensation of Directors

The following table sets forth the total compensation for 2021 for each of the non-employee directors who served in 2021, other than Mr. McFarland, who is included in the Summary Compensation Table due to his concurrent role as President and CEO:

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Director Compensation

	Fees Earned or Paid in		Other
Name	Cash	Stock Awards (1)	Compensation (2)	Total
Andrew B. Bremner	$100,066	$198,868	$1,382	$300,316
Douglas E. Brooks	$155,780	$801,420	$5,561	$962,761
Tiffany (TJ) Thom Cepak	$221,438	$1,174,596	$8,135	$1,404,169
James N. Chapman	$214,000	$801,420	$5,561	$1,020,981
Nicole Neeman Brady	$61,543	$135,894	$843	$198,280
Julio M. Quintana	$164,000	$801,420	$5,561	$970,981
William B. Roby	$183,000	$801,420	$5,561	$989,981
Brian Steck (3)	$83,000	$801,420	$—	$884,420
Alejandra (Ale) Veltmann	$7,266	$81,164	$—	$88,430

(1)

In January 2021, the Board approved emergence grants of RSUs for the non-employee directors, including Mr. McFarland. In April 2021, the Board approved an additional emergence grant of RSUs for Ms. Cepak upon her appointment as Chair of the Board. Mr. Bremner and Mss. Neeman Brady and Veltmann received prorated annual grants of RSUs when they joined the Board.

The Stock Awards amounts represent the aggregate grant date fair value attributable to restricted stock unit awards granted in 2021. The award values shown are based on the closing price of CRC common stock on the dates of the grants multiplied by the number of restricted stock units granted. The number of restricted stock units granted was calculated based on the grant value of the award divided by the 60-day volume-weighted average price of CRC common stock from the day preceding the date of the grant. The emergence grants for Messrs. Brooks, Chapman, Quintana, and Roby and Ms. Cepak vest ratably over three years from the grant date. The prorated annual grants for Mr. Bremner and Mss. Neeman Brady and Veltmann vest on May 12, 2022. Mr. Steck’s emergence grant was vested and forfeited as described in (3) below. The following table provides the grant date fair values of the RSU grants made during 2021:

	Grant	RSUs	Stock Price	Grant Date
Name	Date	Granted	on Grant Date	Fair Value
Andrew B. Bremner	5/12/2021	8,127	$24.47	$198,868
Douglas E. Brooks	1/25/2021	32,711	$24.50	$801,420
Tiffany (TJ) Thom Cepak	1/25/2021	32,711	$24.50	$801,420
	4/15/2021	15,139	$24.65	$373,176
James N. Chapman	1/25/2021	32,711	$24.50	$801,420
Nicole Neeman Brady	8/5/2021	4,956	$27.42	$135,894
Julio M. Quintana	1/25/2021	32,711	$24.50	$801,420
William B. Roby	1/25/2021	32,711	$24.50	$801,420
Brian Steck	1/25/2021	32,711	$24.50	$801,420
Alejandra (Ale) Veltmann	12/17/2021	1,912	$42.45	$81,164

The outstanding unvested RSUs as of December 31, 2021, for each of the directors is equal to the amounts shown above in the “RSUs Granted” column, except for Mr. Steck who has no unvested RSUs.

(2)

The amounts shown as Other Compensation represent dividend equivalents accrued on unvested restricted stock units that were not factored into the grant date fair value reported in the “Stock Awards” column above since the Company was not paying dividends at the time of the grants. Accrued dividends will be paid to the directors in cash within 60 days of when the underlying RSUs vest. Dividend equivalents on vested RSUs will be paid to the directors in cash within 60 days of the dividend payment date.

(3)

Mr. Steck ended his Board service following the Company’s 2021 Annual Meeting of Stockholders. In connection with the end of his service, the Board immediately vested 18,173 of his unvested RSUs, which were then paid to him six months after the end of his Board service. His remaining 14,538 RSUs were forfeited.

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 Stock Ownership Information

Stock Ownership Information

Security Ownership of Directors, Management and Certain Beneficial Holders

The following table sets forth certain information regarding beneficial ownership of common stock as of March 7, 2022 (unless otherwise indicated) of (1) each person known by us to own beneficially more than 5% of our outstanding common stock (based on Schedule 13G or Schedule 13D filings with the SEC), (2) our NEOs (as defined herein), (3) each of our directors and director nominees, and (4) all of our executive officers and directors as a group. Unless otherwise indicated, each of the persons below has sole voting and investment power with respect to the shares beneficially owned by such person.

	Amount of	Percent of
Name and Address of Beneficial Owner (1)	Beneficial Ownership	Class (2)
FMR LLC (3)	9,489,166	11.757%
GoldenTree Asset Management LP (4)	9,385,089	11.6%
BlackRock, Inc. (5)	9,029,365	11.2%
Ares Management LLC (6)	7,712,573	9.8%
The Vanguard Group (7)	7,409,053	9.22%
JB Investors, LLC (8)	6,244,565	7.77%
Andrew B. Bremner	745	*
Douglas E. Brooks	3,000	*
Tiffany (TJ) Thom Cepak	10,000	*
James N. Chapman	—	*
Mark A. (Mac) McFarland	—	*
Nicole Neeman Brady	—	*
Julio M. Quintana	—	*
William B. Roby	9,078	*
Alejandra (Ale) Veltmann	—	*
Jay A. Bys	—	*
Francisco L. Leon	—	*
Shawn M. Kerns	—	*
Michael L. Preston	—	*
Executive officers and directors as a group (consisting of 14 persons)	22,823	*
*	Less than 1%.
(1)	Unless otherwise noted below, the address for each beneficial owner is c/o California Resources Corporation, 1 World Trade Center, Suite 1500, Long Beach, California 90831.
(2)	Except as otherwise noted below, based on total shares outstanding of 78,043,094 as of March 7, 2022.
(3)

Based on Amendment No. 4 to Schedule 13G filed with the SEC on February 9, 2022 by FMR LLC (“Fidelity”). Fidelity has sole voting power with respect to 1,698,547 shares of common stock, and sole dispositive power with respect to 9,489,166 shares of common stock. In this amendment to Schedule 13G, Fidelity states that its director, chairman and CEO, Abigail P. Johnson, has an aggregate beneficial ownership of 9,489,166 shares of common stock or 11.757% of the class, and has sole dispositive power with respect to 9,489,166 shares of common stock.  Fidelity’s address is 245 Summer Street, Boston, Massachusetts 02210.

(4)

Based on Amendment No. 9 to Schedule 13D filed with the SEC on January 5, 2022 by GoldenTree Asset Management LP (“GoldenTree”). GoldenTree has shared voting power and shared dispositive power with respect to 9,385,089 shares of common stock, which included 188,937 shares of common stock that would be issued upon the exercise of outstanding warrants. In this amendment to Schedule 13D, GoldenTree states that its managing member, Steven A. Tananbaum, has an aggregate beneficial ownership of 9,385,089 shares of common stock or 11.6% of the class, and shared voting power with respect to 9,385,089 shares of common stock, and shared dispositive power with respect to 9,385,089 shares of common stock.  GoldenTree also states that its subsidiary, GoldenTree Asset Management LLC, has an aggregate beneficial ownership of 9,385,089 shares of common stock or 11.6% of the class, and shared voting power with respect to 9,385,089 shares of common stock, and shared dispositive power with respect to 9,385,089 shares of common stock. GoldenTree also states that its subsidiary, GoldenTree Distressed Master Fund III LTD, has an aggregate beneficial ownership of 3,698,461 shares of common stock or 4.6% of the class, and shared voting power with respect to 3,698,461 shares of common stock, and shared

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 Stock Ownership Information

dispositive power with respect to 3,698,461 shares of common stock. GoldenTree’s address is 300 Park Avenue, 21st Floor, New York, New York 10022.
(5)

Based on Amendment No. 1 to Schedule 13G filed with the SEC on March 11, 2022 by BlackRock, Inc. (“BlackRock”). BlackRock has sole voting power with respect to 8,918,332 shares of common stock, and sole dispositive power with respect to 9,029,365 shares of common stock. BlackRock’s address is 55 East 52nd Street, New York, NY 10055.

(6)

Based on Amendment No. 8 to Schedule 13D filed with the SEC on March 9, 2022 by Ares Management LLC (“Ares”). Ares has shared voting power with respect to 7,712,573 shares of common stock, and shared dispositive power with respect to 7,712,573 shares of common stock. In this amendment to Schedule 13D, Ares states that its subsidiary, AF V Energy IV AIV 1A, L.P., has an aggregate beneficial ownership of 393,380 shares of common stock or 0.5% of the class, and shared voting power with respect to 393,380 shares of common stock, and shared dispositive power with respect to 393,380 shares of common stock.  Ares also states that its subsidiary, AF V Energy IV AIV 1B, L.P., has an aggregate beneficial ownership of 1,439,557 shares of common stock or 1.8% of the class, and shared voting power with respect to 1,439,557 shares of common stock, and shared dispositive power with respect to 1,439,557 shares of common stock. Ares also states that its subsidiary, AF V Energy IV AIV 2, L.P., has an aggregate beneficial ownership of 1,466,491 shares of common stock or 1.9% of the class, and shared voting power with respect to 1,466,491 shares of common stock, and shared dispositive power with respect to 1,466,491 shares of common stock. Ares also states that its subsidiary, AEOF ECR AIV A-B, L.P., has an aggregate beneficial ownership of 1,894,861 shares of common stock or 2.4% of the class, and shared voting power with respect to 1,894,861 shares of common stock, and shared dispositive power with respect to 1,894,861 shares of common stock. Ares also states that its subsidiary, AEOF ECR AIV C, L.P., has an aggregate beneficial ownership of 804,524 shares of common stock or 1.0% of the class, and shared voting power with respect to 804,524 shares of common stock, and shared dispositive power with respect to 804,524 shares of common stock. Ares also states that its subsidiary, AF Energy Feeder, L.P., has an aggregate beneficial ownership of 1,713,760 shares of common stock or 2.2% of the class, and shared voting power with respect to 1,713,760 shares of common stock, and shared dispositive power with respect to 1,713,760 shares of common stock. Ares also states that its subsidiary, ACOF Investment Management LLC, has an aggregate beneficial ownership of 7,712,573 shares of common stock or 9.8% of the class, and shared voting power with respect to 7,712,573 shares of common stock, and shared dispositive power with respect to 7,712,573 shares of common stock. Ares also states that its subsidiary, Ares Management Holdings L.P., has an aggregate beneficial ownership of 7,712,573 shares of common stock or 9.8% of the class, and shared voting power with respect to 7,712,573  shares of common stock, and shared dispositive power with respect to 7,712,573 shares of common stock. Ares also states that its subsidiary, Ares Holdco LLC, has an aggregate beneficial ownership of 7,712,573 shares of common stock or 9.8% of the class, and shared voting power with respect to 7,712,573 shares of common stock, and shared dispositive power with respect to 7,712,573 shares of common stock. Ares also states that its subsidiary, Ares Management Corporation, has an aggregate beneficial ownership of 7,712,573 shares of common stock or 9.8% of the class, and shared voting power with respect to 7,712,573 shares of common stock, and shared dispositive power with respect to 7,712,573 shares of common stock. Ares also states that its subsidiary, Ares Voting LLC, has an aggregate beneficial ownership of 7,712,573 shares of common stock or 9.8% of the class, and shared voting power with respect to 7,712,573 shares of common stock, and shared dispositive power with respect to 7,712,573 shares of common stock. Ares also states that its subsidiary, Ares Management GP LLC, has an aggregate beneficial ownership of 7,712,573 shares of common stock or 9.8% of the class, and shared voting power with respect to 7,712,573 shares of common stock, and shared dispositive power with respect to 7,712,573 shares of common stock. Ares also states that its subsidiary, Ares Partners Holdco LLC, has an aggregate beneficial ownership of 7,712,573 shares of common stock or 9.8% of the class, and shared voting power with respect to 7,712,573 shares of common stock, and shared dispositive power with respect to 7,712,573 shares of common stock. Ares’s address is 2000 Avenue of the Stars, 12th Floor, Los Angeles, California 90067.

(7)

Based on a Schedule 13G filed with the SEC on February 9, 2022 by The Vanguard Group (“Vanguard”). Vanguard has shared voting power with respect to 61,244 shares of common stock, sole dispositive power with respect to 7,301,733 shares of common stock, and shared dispositive power with respect to 107,320 shares of common stock. Vanguard’s address is 100 Vanguard Blvd., Malvern, PA 19355.

(8)

Based on Amendment No. 3 to Schedule 13G filed with the SEC on February 14, 2022 by JB Investors, LLC (“JB Investors”). In this amendment to Schedule 13G, JB Investors states that its subsidiary, Solar Projects LLC, has an aggregate beneficial ownership of 6,148,821 shares of common stock or 7.65% of the class, and has shared voting power with respect to 6,148,821 shares of common stock, and shared dispositive power with respect to 6,148,821 shares of common stock.  JB Investors also states that its subsidiary, Solar Trust No. 2, has an aggregate beneficial ownership of 6,148,821 shares of common stock or 7.65% of the class, and has shared voting power with respect to 6,148,821 shares of common stock, and shared dispositive power with respect to 6,148,821 shares of common stock.  JB Investors also states that its subsidiary, Comeg Trust LLC, has an aggregate beneficial ownership of 89,744 shares of common stock or less than 1% of the class, and has shared voting power with respect to 89,744 shares of common stock, and shared dispositive power with respect to 89,744 shares of common stock.  JB Investors also states that its subsidiary, Comeg Trust, has an aggregate beneficial ownership of 89,744 shares of common stock or less than 1% of the class, and has shared voting power with respect to 89,744 shares of common stock and shared dispositive power with respect to 89,744 shares of common stock.  JB Investors also states that David Scott Gimbel, as manager of Solar Projects and the trustee of Solar Trust, has an aggregate beneficial ownership of 6,244,565 shares of common stock or 7.77% of the class, and has sole voting power with respect to 6,000 shares of common stock, shared voting power with respect to 6,238,565 shares of common stock, sole dispositive power with respect to 6,000 share of common stock, and shared dispositive power with respect to 6,238,565 shares of common stock.  JB Investors’ address is 100 West Liberty Street, Tenth Floor, Reno, Nevada 89501.

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2022 PROXY STATEMENT

Proposals Requiring Your Vote

Proposals Requiring Your Vote

Proposal 1: Election of Directors

In 2022, nine incumbent directors have been nominated by the Board of Directors for reelection through the 2023 annual meeting.

A brief statement about the background and qualifications of each nominee is given above under “Our Board of Directors.” If any nominee for whom you have voted becomes unable to serve, your proxy may be voted for another person designated by our Board, or our Board of Directors may determine to reduce the size of the Board of Directors.

THE BOARD OF DIRECTORS RECOMMENDS STOCKHOLDERS VOTE

“FOR” EACH OF THE DIRECTOR NOMINEES IDENTIFIED ABOVE.

Proposal 2: Ratification of the Appointment of the Independent Registered Public Accounting Firm

The Audit Committee appointed, and the Board of Directors ratified the appointment of, KPMG LLP, independent registered public accounting firm, to audit our financial statements as of and for the year ending December 31, 2022. The Board of Directors recommends that stockholders vote for the ratification of this appointment. Notwithstanding the selection, the Board of Directors, in its discretion, may direct the appointment of a new independent registered public accounting firm at any time during the year if the Board believes that the change would be in the best interests of CRC and its stockholders. If the stockholders vote against ratification, the Board of Directors will reconsider its selection.

KPMG LLP has served as our independent registered public accounting firm and audited our financial statements beginning with the fiscal year ended December 31, 2014.

Set forth below are the aggregate fees incurred by us for professional services rendered by KPMG LLP, the independent registered public accounting firm, for the years ended December 31, 2021 and 2020:

	2021	2020
Audit Fees (1)	$2,065,000	$3,714,807
Audit-Related Fees (2)	100,000	165,660
Tax Fees	—	—
All Other Fees	—	—
Total	$2,165,000	$3,880,467

(1)

Audit Fees represent the aggregate fees for professional services provided in connection with the annual audit of our financial statements included in the Form 10-K and reviews of our quarterly financial statements. Audit Fees also includes registration statements, consents, comfort letters and fees for services related to debt compliance.

(2)

Audit-Related Fees are primarily for audits of our benefit plans in 2021 and 2020 and other audits in 2020. KPMG did not render any advisory services in 2020 or 2021 with respect to financial accounting matters.

The Audit Committee must give prior approval to any management request for any amount or type of service (audit, audit-related and tax services or, to the extent permitted by law, non-audit services) our independent registered accounting firm provides to us. The Audit Committee has established policies and procedures regarding pre-approval of all services provided by the independent registered public accounting firm. The Audit Committee pre-approved all services provided to CRC by our independent registered accounting firm in 2021 and 2020.

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Proposals Requiring Your Vote

A representative of KPMG LLP is expected to be present at the Annual Meeting and will be offered the opportunity to make a statement if such representative desires to do so and will be available to respond to appropriate questions from stockholders.

THE BOARD OF DIRECTORS RECOMMENDS THAT STOCKHOLDERS

VOTE “FOR” PROPOSAL 2 TO RATIFY THE APPOINTMENT

OF THE INDEPENDENT REGISTERED PUBLIC ACCOUNTING

FIRM, KPMG LLP, FOR FISCAL 2021.

Proposal 3: Advisory Vote to Approve Named Executive Officer Compensation

Section 14A of the Securities Exchange Act of 1934, as amended, requires us to provide our stockholders with an advisory (nonbinding) vote on the compensation paid to our named executive officers (sometimes referred to as the “say-on-pay” proposal) as disclosed pursuant to Item 402 of Regulation S-K, including the Compensation Discussion and Analysis, accompanying compensation tables and narrative discussion set forth in this proxy statement. Accordingly, you may vote on the following resolution at our Annual Meeting:

“RESOLVED, that the compensation paid to the Company’s named executive officers as disclosed pursuant to Item 402 of Regulation S-K, including the Compensation Discussion and Analysis, accompanying compensation tables and narrative discussion, is hereby approved.”

This vote is nonbinding. The Board of Directors and the Compensation Committee, which is comprised of independent directors, expect to take into account the outcome of the vote when considering future executive compensation decisions to the extent they can determine the cause or causes of any significant negative voting results.

The Company last held a “say-on-frequency” vote in 2021, at which point our stockholders voted for, and the Board determined to hold, annual say-on-pay votes.

As described above in detail under the “Compensation Discussion and Analysis” section of this proxy statement, our 2021 Compensation Program was designed to immediately align our NEO compensation with our new shareholder interests and establish the retention value of multi-year equity grants following the cancellation of prior Company stock holdings and equity grants upon our emergence from bankruptcy in 2020 by providing one-time multi-year sized emergence equity grants in 2021. The 2021 Compensation Program included a mix of short- and long-term awards that were primarily performance-based, with the significant majority provided as time- and performance-based equity awards. This advisory, nonbinding say-on-pay vote does not cover director compensation, which is also disclosed in the accompanying compensation tables.

THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE

“FOR” PROPOSAL 3 ON THE ADVISORY VOTE TO APPROVE

NAMED EXECUTIVE OFFICER COMPENSATION.

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Proposals Requiring Your Vote

Proposal 4: Approval of California Resources Corporation Employee Stock Purchase Plan

The Background of the ESPP

Our Board of Directors has approved and adopted, subject to the approval of our stockholders, the California Resources Corporation Employee Stock Purchase Plan (the “ESPP”).  If the ESPP is approved by the stockholders, the Company will be authorized to provide eligible employees with an opportunity to purchase shares of our common stock at a discount to the market price and to pay for such purchases through payroll deductions in accordance with the ESPP’s terms.  A copy of the ESPP is attached to this proxy statement as Annex B.

Purpose of the ESPP

The ESPP is intended to provide an incentive for our eligible employees to acquire or increase a proprietary interest in the Company by permitting them to acquire our common stock at a reduced price through payroll withholding. We believe that the ESPP will be important in helping to attract and retain employees.

Reasons for the Approval of the ESPP

The ESPP, and the right of participants to make purchases thereunder, is intended to meet the requirements of an employee stock purchase plan as defined in Section 423 of the Internal Revenue Code of 1986, as amended (the “Code”).  Stockholder approval of the ESPP is necessary in order to satisfy the requirements under Code Section 423.

Consequences if the ESPP is Not Approved

If the ESPP is not approved by our stockholders, then the ESPP will terminate and we will not be able to provide employees with an opportunity to purchase our common stock at a discount. We believe our ability to recruit, retain and incentivize top talent may be adversely affected if the ESPP is not approved.

Summary of Features of the ESPP

The following is a summary of the material terms and conditions of the ESPP. This summary does not purport to be complete and is qualified in its entirety by reference to the full text of the ESPP, a copy of which is attached to this proxy statement as Annex B and incorporated herein by reference. To the extent there is a conflict between this summary and the ESPP, the terms of the ESPP will govern.

General

The ESPP is intended to qualify as an “employee stock purchase plan” under Code Section 423.  During regularly scheduled quarterly “Options Periods” (defined below) under the ESPP, participants will be able to request payroll deductions which will be applied periodically to purchase a number of shares of our common stock at a discount to the market price and in an amount determined in accordance with the ESPP’s terms.

Effective Date and Term

The ESPP was adopted by our Board of Directors, subject to approval of our stockholders, on and effective as of February 22, 2022.  No options granted under the ESPP will be exercisable prior to such stockholder approval, and if our stockholders do not approve the ESPP by September 30, 2022, then the ESPP will automatically terminate.  No options may be granted under the ESPP on and after the tenth anniversary of the effective date of the ESPP, which is February 22, 2032. The ESPP can also be terminated by our Board of Directors at any time with respect to shares of common stock for which options have not been granted.

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Proposals Requiring Your Vote

Eligible Participants

The ESPP provides that employees (including officers and employee directors) will be eligible to participate with respect to an Option Period if they are employed on the first day of such period by the Company, our subsidiary Tidelands Oil Production Company or any other present or future parent or subsidiary corporation of the Company that the Compensation Committee designates as a participating company for purposes of the ESPP. As of February 22, 2022, there were approximately 1,000 eligible employees. The Compensation Committee may exclude certain categories of employees from participating in any Option Period to the extent permitted by Code Section 423, including part-time employees, seasonal employees, employees who have not completed a minimum period of service with the Company and/or highly compensated employees. No employee who is a citizen or resident of a foreign country will be allowed to participate in the ESPP if his or her participation in the ESPP is prohibited by local law or if complying with local law would cause the ESPP to violate the requirements of Code Section 423. Also, in accordance with Code Section 423, no employee may be granted an option under the ESPP if immediately after the grant such employee would own stock and/or hold outstanding options to purchase stock possessing more than 5% of the total combined voting power or value of all classes of the stock of the Company or any parent or subsidiary.

Securities Offered and Terms of Participation

The maximum number of shares of common stock which may be purchased by all employees under the ESPP is 1,250,000, subject to adjustments for stock splits, stock dividends and similar transactions. Such shares may be authorized but unissued shares of common stock or shares of common stock reacquired by us, including shares of common stock purchased in the open market. If an option granted under the ESPP expires or terminates prior to its exercise in full, the shares subject to such option may again be subject to an option granted under the ESPP. As of the date hereof, no rights to purchase shares have been granted under the ESPP. The closing price per share of our common stock on the New York Stock Exchange (“NYSE”) as of March 2, 2022 was $42.62.

Eligible employees who elect to participate in the ESPP must give instruction to the Company, or a designated broker as permitted, to withhold a specified dollar amount or percentage from their base pay during the following three-month period (periods run from July 1, 2022 through September 30, 2022, and, thereafter, from October 1 to December 31, from January 1 to March 31, from April 1 to June 30,  and from July 1 to September 30, and each is referred to as an “Option Period”). The exercise price for each Option Period will be the lesser of (i) eighty-five percent (85%) of the closing price per share of the common stock on the first day of the Option Period (or the next regular business date on which shares are traded if no shares have been traded on such first day), as reported by the NYSE, and (ii) eighty-five percent (85%) of the closing price per share of the common stock on the last day of the Option Period (or the next regular business date on which shares are traded if no shares have been traded on such last day), as reported by the NYSE (such lesser price, the “Option Price”). Under the ESPP, we would grant to each participant, on the first day of the Option Period, an option to purchase on the last day of the Option Period, at the Option Price, that number of shares of common stock that his or her accumulated payroll deductions on the last day of the Option Period will pay for at such price. The option will automatically be deemed to be exercised if the employee is still a participant on the last day of the Option Period. Participation ends automatically upon termination of employment, other than termination due to retirement, death or disability.

A participating employee may authorize a payroll deduction of any whole percentage up to but not more than fifteen percent (15%) (or such greater percentage as the Compensation Committee may designate) of his or her base pay received during each Option Period. Deductions from any employee’s compensation may not be changed during an Option Period. Under the ESPP, the number of shares purchased at the end of any Option Period by any individual participant may not be more than 250 shares, subject to adjustment for stock splits, stock dividends and similar transactions. Further, no employee will be granted an option which permits the employee’s right to purchase common stock under the ESPP to accrue at a rate that exceeds, during any calendar year, $25,000 of the fair market value of such stock (to be calculated based on the fair market value of the stock on the first business day of the Option Period) for each calendar year in which such option is outstanding at any time.

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Proposals Requiring Your Vote

An employee may withdraw from participation prior to the end of any Option Period. Upon such a withdrawal, the Company will refund, without interest, the entire remaining balance of the employee’s payroll deductions.

An option granted under the ESPP is not transferable except by will or the laws of descent and distribution and shall be exercisable only by the eligible employee to whom the option is granted, except in the case of the death of the eligible participant.

The Compensation Committee may specify with respect to the shares purchased under a particular Option Period a period of time during which the purchased shares of common stock may not be sold or otherwise transferred, except in limited circumstances.

Administration and Amendment

The ESPP will be administered by the Compensation Committee of our Board of Directors.  Subject to the terms of the ESPP, the Compensation Committee will have the complete discretion to interpret the ESPP and all options granted under the plan, make such rules as it deems necessary for the proper administration of the ESPP, and to make all other determinations necessary or advisable for the administration of the ESPP.

The ESPP may be amended by our Board of Directors from time to time in any respect; provided, however, that no amendment which would materially and adversely affect the rights of an eligible participant with respect to the current Option Period may be made without the consent of the eligible participant.

United States Federal Income Tax Consequences

The ESPP is intended to qualify as an “employee stock purchase plan” under Section 423 of the Code, but is not intended to be a “qualified plan” under Code Section 401(a). Unlike a “qualified plan” under Code Section 401(a), payroll deductions to purchase common stock under the ESPP are not excluded from an employee’s gross income. Rather, the employee is taxed on the amount of the payroll deduction when it is earned.

As noted above, each participating employee will be granted an option on the first day of the Option Period, which will be automatically exercised if the employee is still a participant on the last day of the Option Period. An employee will not recognize income on the grant or exercise of an option under the ESPP. Instead, an employee is subject to tax when the shares are sold or otherwise disposed of (as described in the next two paragraphs).

If the employee does not dispose of the shares of common stock for at least two years from the grant of an option under the ESPP and for at least one year from the exercise of the option, the employee will realize ordinary income upon disposition (including by sale, gift or death) in an amount equal to the lesser of: (i) the excess of the fair market value of the common stock at the time of disposition or death over the Option Price, or (ii) fifteen percent (15%) of the fair market value of the common stock on the first day of the Option Period. In the case of a disposition by sale or gift, the sum of the ordinary income plus the Option Price will be the employee’s tax basis in the common stock. In the case of death, the basis of the common stock in the hands of the decedent’s estate is subject to special valuation rules. An employee will recognize long-term capital gain (or loss) to the extent the sale proceeds exceed (or are exceeded by) the tax basis. If the sale proceeds are less than the Option Price, the employee will not recognize any ordinary income upon disposition, and any loss that the employee incurs on the sale will be a capital loss.

If shares of common stock purchased under the ESPP are sold by an employee within two years after the option is granted or within one year after the option is exercised, then the employee will realize ordinary income in the year of disposition in an amount equal to the excess of the fair market value of the common stock on the date of exercise over the Option Price. This amount plus the Option Price will be the employee’s tax basis in the common stock. The difference between the sale proceeds and the tax basis will be treated as capital gain (or loss), which may be long or short-term, depending on the time that the shares are held. If an employee does recognize ordinary income as a result of an early disposition, a compensation deduction is allowed to us in an equal amount.

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Proposals Requiring Your Vote

The final Treasury Regulations under Code Section 409A provide that the grant of an option under an employee stock purchase plan (described in Code section 423) does not constitute a deferral of compensation. Accordingly, the interest and penalty provisions of Code Section 409A should not apply to the ESPP, so long as the ESPP satisfies the requirements of Code Section 423.

The foregoing summary of the U.S. federal income taxation with respect to the grant, purchase and disposal of common shares under the ESPP does not purport to be complete, and reference should be made to the applicable provisions of the Code. In addition, this summary does not discuss the provisions of the income tax laws of any municipality, state, or foreign country in which the participant may reside. The applicable tax rules are complex and may change, and income tax consequences may vary depending on a participating employee’s particular circumstance. Therefore, each participating employee should consult with his or her tax advisor concerning his or her participation in the ESPP.

New Plan Benefits

The benefits to be received by our executive officers and employees under the ESPP are not determinable because, under the terms of the ESPP, the amounts of future stock purchases are based upon elections made by eligible employees subject to the terms and limits of the ESPP. Directors who are not employees do not qualify as eligible employees and thus cannot participate in the ESPP. Future purchase prices are not determinable because they will be based upon the closing market price per share of the common stock, as reported by the NYSE, on either the first day of the applicable Option Period (or next regular business day if no shares have been traded on such first day) or the last day of the applicable Option Period (or next regular business day if no shares have been traded on such last day), depending on which closing market price is lower.

Registration with the SEC

If the ESPP is approved by our stockholders, we intend to file a registration statement on Form S-8 registering the shares reserved for issuance under the ESPP as soon as reasonably practicable after such approval.

Securities Authorized for Issuance Under Equity Compensation Plans

The following table provides certain information about the Company’s equity compensation plans as of December 31, 2021:

Plan Category	Number of securities to be issued upon exercise of outstanding options, warrants and rights		Weighted-average exercise price of outstanding options, warrants and rights	Number of securities remaining available for future issuance under equity compensation plans (excluding securities in column (a))
	(a)		(b)	(c)
Equity compensation plans approved by security holders	—		—	—
Equity compensation plan not approved by security holders (1)	2,074,145	(2)	—	7,165,422	(3)
Total	2,074,145			7,165,422
(1)	9,257,740 shares were approved for issuance under our equity compensation plan as part of our joint plan of reorganization upon our emergence from bankruptcy in 2020.
(2)

The number of securities to be issued upon vesting of performance stock units assumes all units are earned upon achieving the specified 60-trading day volume weighted average prices for shares of our common stock. See Part II, Item 8 – Financial Statements and Supplementary Data, Note 9 Stock-Based Compensation to CRC’s Consolidated Financial Statements in the Form 10-K for the year ended December 31, 2021 for more information on these awards.

(3)	Relates to remaining shares available for issuance under our stock-based compensation plans for our executives, employees and non-employee directors.

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2022 PROXY STATEMENT

Proposals Requiring Your Vote

THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE

“FOR” PROPOSAL 4 TO APPROVE THE CALIFORNIA RESOURCES EMPLOYEE STOCK PURCHASE PLAN

Proposal 5(a) and Proposal 5(b): Approval of Amendments to the Certificate of Incorporation to Change Each Supermajority Stockholder Vote Requirement to a Majority Vote Requirement

The Company’s Amended and Restated Certificate of Incorporation, as amended most recently as of October 27, 2020 (the “Charter”), provides in part that:

(1)  Any director may be removed at any time (a) for cause upon the affirmative vote of the holders of at least a majority in voting power of the outstanding shares of stock of CRC entitled to vote generally for the election of directors or (b) without cause upon the  affirmative vote of the holders of at least 75% in voting power of the outstanding shares of stock of CRC entitled to vote generally for the election of directors, in the case of each of (a) and (b), acting at a meeting of the stockholders; and

(2)  Any alteration, amendment, repeal or restatement of the Fifth Article, the Sixth Article, the Seventh Article, the Tenth Article, the Eleventh Article or the Twelfth Article of the Charter will require the affirmative vote of the holders of at least 75% in voting power of the outstanding shares of stock of CRC entitled to vote thereon.

Our Board of Directors reviews corporate governance practices on a continuing basis. In light of evolving practices, our Board of Directors has determined that it is in the best interests of the Company and its investors to seek to amend the Charter to change each of the supermajority voting requirements to a requirement for an affirmative vote of a majority of outstanding shares. The majority voting requirements will give stockholders enhanced flexibility to remove directors without cause and change the Company’s governing documents, while ensuring that fundamental changes made by stockholders will be acceptable to the holders of a majority of stockholders.

The proposed amendments may, if adopted, make it easier for a majority of stockholders to change the Company’s corporate governance and, therefore, make it more difficult for our Board of Directors to protect other stockholders’ interests. Nevertheless, there are other actions that our Board of Directors can take to protect stockholders’ interests on such occasions.

Our Board of Directors is proposing these amendments for the reasons described above. It does not otherwise have any current plans to amend any of the Charter provisions described below that currently require a supermajority vote, or to take or propose to take any action contemplated by such provisions. The general description of provisions of our Charter and the proposed amendments set forth here and below are qualified in their entirety by reference to the text of Appendices C-1 and C-2.

Proposal 5(a): Change the Supermajority Vote Requirement for Stockholders to Remove Directors Without Cause to a Majority Vote Requirement

The Fifth Article (Section 3) of the Charter currently requires the affirmative vote of the holders of at least 75% in voting power of the outstanding shares of stock of CRC entitled to vote for the election of directors in order for directors to be removed without cause by the stockholders. If the stockholders approve this Proposal 5(a), then the Fifth Article (Section 3) of the Charter will allow stockholders to remove directors with or without cause upon the affirmative vote of the holders of at least a majority in voting power of the outstanding shares

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2022 PROXY STATEMENT

Proposals Requiring Your Vote

of stock of CRC generally entitled to vote for the election of directors. Appendix C-1 shows the proposed changes to the Fifth Article (Section 3) of the Charter.

THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE

“FOR” PROPOSAL 5(a) TO CHANGE THE SUPERMAJORITY VOTE REQUIREMENT FOR STOCKHOLDERS TO REMOVE DIRECTORS WITHOUT CAUSE TO A MAJORITY VOTE REQUIREMENT.

Proposal 5(b): Change the Supermajority Vote Requirement for Stockholders to Amend Certain Provisions of the Certificate of Incorporation to a Majority Vote Requirement

The Tenth Article of the Charter currently requires the affirmative vote of the holders of at least 75% in voting power of the outstanding shares of stock of CRC in order for stockholders to amend certain Charter provisions. These are:

•	The Fifth Article, which addresses various provisions regarding the Board, including with respect to the removal of directors (as set forth in Proposal 5(a));
•	The Sixth Article, which requires stockholders to act by meeting;
•	The Seventh Article, which provides that special meetings of stockholders may only be called by the Chief Executive Officer, the Chairman of the Board or the Board of Directors;
•	The Tenth Article, which addresses amendments to the Charter (as set forth in this Proposal 5(b));
•	The Eleventh Article, which selects the forum for certain disputes; and
•	The Twelfth Article, which addresses director interests in certain business opportunities.

If the stockholders approve this Proposal 5(b), then the Tenth Article of the Charter will allow stockholders to amend the provisions of the Charter described above by an affirmative vote of a majority of the outstanding shares of stock of CRC entitled to vote thereon. Appendix C-2 shows the proposed changes to the Tenth Article of the Charter.

THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE

“FOR” PROPOSAL 5(b) TO CHANGE THE SUPERMAJORITY VOTE REQUIREMENT FOR STOCKHOLDERS TO AMEND CERTAIN PROVISIONS OF THE CERTIFICATE OF INCORPORATION TO A MAJORITY VOTE REQUIREMENT.

Therefore, if Proposal 5(a) and 5(b) are approved by the stockholders, all of the supermajority voting requirements in the Charter will be replaced with an affirmative vote of a majority of outstanding shares of stock standard.

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General Information

General Information

Voting Procedures

Record Date

At the close of business on March 7, 2022, the “Record Date” for the determination of stockholders entitled to receive notice of and to vote at the Annual Meeting, there were 78,043,094 shares of common stock outstanding, each share of which is entitled to one vote. Common stock is the only class of our outstanding securities entitled to receive notice of and to vote at the Annual Meeting.

Appointment of Proxy Holders

Our Board of Directors asks you to appoint Mark A. (Mac) McFarland and Tiffany (TJ) Thom Cepak as your proxy holder (“Proxy Holder”) to vote your shares at the Annual Meeting. You make this appointment by using one of the voting methods described below.

Quorum and Discretionary Authority

The presence at the Annual Meeting of a majority of shares of our common stock issued and outstanding and entitled to vote, present in person or by proxy, is necessary to constitute a quorum in order to transact business at the Annual Meeting. Your shares are counted as present at the Annual Meeting if you attend the Annual Meeting and vote in person or if you properly return a proxy by Internet, telephone or mail. Abstentions will be counted as present for purposes of determining whether a quorum is present at the Annual Meeting.

The Chair of the Annual Meeting or, if directed by the Chair of the Annual Meeting, a majority of the shares so represented, may adjourn the Annual Meeting from time to time, whether or not there is a quorum represented, and the Proxy Holder will vote the proxies he has been authorized to vote at the Annual Meeting in favor of such an adjournment. In the event a quorum is present at the Annual Meeting but sufficient votes to approve any of the items proposed by our Board of Directors have not been received, the Chair of the meeting or the Proxy Holder may propose one or more adjournments of the Annual Meeting to permit further solicitation of proxies. A stockholder vote may be taken on one or more of the proposals in this proxy statement prior to such adjournment if sufficient proxies have been received and it is otherwise appropriate.

Our Board of Directors does not know of any other matters that are to be presented for action at the Annual Meeting. However, if other matters properly come before the Annual Meeting, the proxies solicited by the Board of Directors will provide the Proxy Holder with the authority to vote on those matters and nominees in accordance with such person’s discretion. Where a stockholder has appropriately specified how a proxy is to be voted, it will be voted by the Proxy Holder in accordance with the specification.

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General Information

How to Vote Shares Registered in Your Name

If you own shares that are registered in your own name, you are a “registered stockholder” and you may attend the Annual Meeting and vote in person. You also may vote by proxy without attending the Annual Meeting in any of the following ways:

BY INTERNET	BY TELEPHONE	BY MAIL

You may submit a proxy electronically on the Internet by following the instructions provided in the Notice of Internet Availability of Proxy Materials. Please have the Notice of Internet Availability of Proxy Materials in hand when you log onto the website. Internet voting facilities will be available 24 hours a day, 7 days a week, and will close at 11:59 p.m., Eastern Time, on May 3, 2022.

If you request paper copies of the proxy materials by mail, you may submit a proxy by telephone using the toll-free number listed on the proxy card. Please have your proxy card in hand when you call. Telephone voting facilities will close and no longer be available after 11:59 p.m., Eastern Time, on May 3, 2022.

If you request paper copies of the proxy materials by mail, you may indicate your vote by completing, signing and dating your proxy card and returning it in the reply envelope provided.

For stockholders who have their shares voted by duly submitting a proxy by Internet, telephone or mail, the Proxy Holders will vote all shares represented by such valid proxies in accordance with the stockholders’ instructions. If a stockholder signs and mails a proxy card, but does not indicate how the Proxy Holders should vote, the Proxy Holders will vote in accordance with the Board of Directors’ recommendations as set forth above.

If you received more than one Notice of Internet Availability of Proxy Materials, your shares are likely registered in different names or with different addresses or are in more than one account. You must separately vote the shares shown on each Notice of Internet Availability of Proxy Materials that you receive in order for all of your shares to be voted at the Annual Meeting.

How to Vote Shares Held in “Street Name”

If you hold shares through a brokerage firm, trustee, bank, other financial intermediary or nominee (known as shares held in “street name”), you will receive from that broker, trustee, bank, financial intermediary or other nominee (the “intermediary”) a voting instruction form that will explain how to direct the voting of your shares through the intermediary, which may include the ability to provide voting instructions via the Internet or by telephone.

If your shares are held in street name through a brokerage firm that is a member of the NYSE and you want to vote on any of the proposals to be submitted to a vote at the Annual Meeting (except as to Proposal 2), you MUST indicate how you wish your shares to be voted. The broker will vote shares held by you in street name in accordance with your voting instructions, as indicated on your signed voting instruction form or by the instructions you provide via the Internet or by telephone. Absent such instructions, the proxy submitted by the broker with respect to your shares will indicate that the broker is not able to cast a vote with respect to the matter, which is commonly referred to as a “broker non-vote.” Accordingly, if your shares are held in street name, it is important that you provide voting instructions to the broker or other intermediary so that your vote will be counted. Under NYSE rules, Proposal 2 is considered a “routine matter,” and thus a broker is permitted in its discretion to cast a vote on this proposal as to your shares in the event that you do not provide the broker with voting instructions.

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General Information

If you hold shares in street name and wish to vote your shares in person at the Annual Meeting, you must first obtain a valid proxy from the intermediary. To attend the Annual Meeting in person (regardless of whether you intend to vote your shares in person at the Annual Meeting), you should follow the instructions under “Attending the Annual Meeting in Person” below.

If you received more than one voting instruction form, your shares are likely registered in different names or with different addresses or are in more than one account. You must separately follow the foregoing voting procedures for each voting instruction form that you receive in order for all of your shares to be voted at the Annual Meeting.

Revoking or Changing a Proxy

If you are a registered stockholder, you may revoke your proxy at any time before your shares are voted at the Annual Meeting by:

•	voting again through the Internet or by telephone prior to 11:59 p.m., Eastern Time on May 3, 2022;
•	requesting, completing and mailing in a new paper proxy card, as outlined in the Notice of Internet Availability of Proxy Materials;
•	voting in person at the Annual Meeting; however, attending the Annual Meeting without completing a ballot will not revoke any previously submitted proxy; or
•

submitting a written notice of revocation to the Corporate Secretary of California Resources Corporation at 1 World Trade Center, Suite 1500, Long Beach, California 90831 that is received no later than May 3, 2022.

If you are a street-name stockholder and you vote by proxy, you may change your vote by submitting new voting instructions to your broker, bank or other nominee in accordance with that entity’s procedures.

Required Vote and Method of Counting

Proposal 1. Election of Directors

Pursuant to the Company's Bylaws, a nominee will be elected to the Board of Directors if such nominee receives the highest number of votes cast "FOR" a particular position on the Board of Directors. The election of directors involves a matter on which a broker (or other nominee) does not have “discretionary” authority to vote. If you do not instruct your broker how to vote with respect to this item, your broker may not vote your shares with respect to this proposal. In such case, a broker non-vote will occur. Abstentions and broker non-votes are not considered votes cast and will have no effect on the outcome of the election of directors.

Proposal 2. Ratification of the Appointment of the Independent Registered Public Accounting Firm

The affirmative vote of a majority of the shares present in person, or represented by proxy at the Annual Meeting, and entitled to vote on the matter at the Annual Meeting, is required to approve Proposal 2. Proposal 2 involves a matter on which a broker (or other nominee) does have “discretionary” authority to vote. Even if you do not instruct your broker how to vote with respect to this item, your broker may vote your shares with respect to this proposal in its discretion. With respect to Proposal 2, a vote of “ABSTAIN” will have the same effect as a vote “AGAINST.”

Proposal 3. Advisory Vote to Approve Named Executive Officer Compensation

The affirmative vote of a majority of the shares present in person, or represented by proxy at the Annual Meeting, and entitled to vote on the matter at the Annual Meeting, is required to approve the recommendations in Proposal 3. Such proposal involves matters on which a broker (or other nominee) does not have “discretionary” authority to vote. If you do not instruct your broker how to vote with respect to this item, your broker may not vote your shares with respect to this proposal. In such case, a broker non-vote will occur. Broker non-votes are not considered and will have no effect on the outcome of

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General Information

Proposal 3. Abstentions are treated as present or represented and voting and will have the same effect as a vote “AGAINST.” With respect to Proposal 3, while this vote is required by law, it will neither be binding on the Company or the Board of Directors nor will it create or imply any change in the fiduciary duties of, or impose any additional fiduciary duty on, the Company or the Board of Directors. However, the views of our stockholders are important to us, and our Compensation Committee will take into account the outcome of the vote when considering future executive compensation decisions. We urge you to read the section entitled “Compensation Discussion and Analysis,” including the compensation tables that follow, which discusses in detail how our executive compensation program implements our compensation philosophy.

Proposal 4. Approval of California Resources Corporation Employee Stock Purchase Plan

Approval of the ESPP requires the affirmative vote of a majority of the voting power of the shares present in person or represented by proxy at the annual meeting and entitled to vote on the matter. As a result, abstentions will have the same effect as a vote “against” this proposal and broker non-votes will have no effect on the vote outcome.

Holders of proxies solicited by this proxy statement will vote the proxies received by them as directed on the proxy card or, if no direction is given, then FOR the approval of the ESPP.

Proposal 5(a) and (b). Change the Supermajority Vote Requirements to a Majority Vote Requirement for (a) Stockholders to Remove Directors Without Cause; and (b) Stockholders to Amend Certain Provisions of the Certificate of Incorporation

Stockholders will vote on Proposals 5(a) and 5(b) separately, and the approval of each proposal is not conditioned on the approval of the other proposals. The affirmative vote of the holders of at least 75% in voting power of the outstanding shares of our stock entitled to vote at the Annual Meeting is required to approve each of Proposals 5(a) and 5(b). Such proposals involve matters on which a broker (or other nominee) does not have “discretionary” authority to vote. If you do not instruct your broker how to vote with respect to these items, your broker may not vote your shares with respect to these proposals. In such case, a broker non-vote will occur. Abstentions and broker non-votes will have the same effect as votes cast “AGAINST” the approval of these proposals. These charter amendments, if approved, will not be effective until we file certificates of amendment with the Secretary of State of Delaware following the Annual Meeting.

Method and Cost of Soliciting and Tabulating Votes

The Board of Directors is providing these proxy materials to you in connection with the solicitation by the Board of Directors of proxies to be voted at the Annual Meeting. In addition to solicitation by mail, our officers, directors and employees may solicit proxies personally or by telephone, facsimile or electronic means. These officers, directors and employees will not receive any extra compensation for these services. In addition, we will make arrangements with brokerage houses, custodians, nominees and other fiduciaries to send proxy materials to the beneficial owners of our stock, and we will reimburse them for postage and clerical expenses. We will bear the costs of the solicitation, including the cost of the preparation, assembly, printing and, where applicable, mailing of the Notice of Internet Availability of Proxy Materials, the Notice of the 2022 Annual Meeting of Stockholders, this proxy statement, the proxy card and any additional information furnished by us to our stockholders. In addition, we have hired Okapi Partners, LLC to assist us in soliciting proxies, which it may do by telephone or in person. We will pay Okapi Partners, LLC a fee of $7,500, plus expenses.

Attending the Annual Meeting

How can I vote my shares in person and participate at the Annual Meeting?

This year’s Annual Meeting will be held entirely online to allow greater participation. Shareholders may participate in the Annual Meeting by visiting the following website: https://www.virtualshareholdermeeting.com/CRC2022. To participate in the Annual Meeting, you will need the 16‐digit control number included on your Notice, on your proxy card or on the instructions that accompanied your proxy materials. Shares held in your name as the shareholder of record may be voted electronically during the Annual Meeting. Shares for which you are the beneficial owner but not the shareholder of record also may be voted electronically during the Annual Meeting; however, in order for stockholders whose shares were held in an account at a brokerage firm, bank or other nominee (i.e., in “street name”) as of March 7, 2022 to vote their shares at the meeting, they will need to obtain a legal proxy from the broker, bank or other nominee that holds their shares authorizing them to vote in person at the annual meeting. However, even if you plan to attend the Annual Meeting, the Company recommends that you vote your shares in advance, so that your vote will be counted if you later decide not to attend the Annual Meeting.

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General Information

What will I need in order to attend the Annual Meeting?

You are entitled to attend the virtual Annual Meeting only if you were a stockholder of record as of the record date for the Annual Meeting, or March 7, 2022, or you hold a valid proxy for the Annual Meeting. You may attend the Annual Meeting, vote, and submit a question during the Annual Meeting by visiting https://www.virtualshareholdermeeting.com/CRC2022 and using your 16‐digit control number to enter the meeting. If you are not a stockholder of record but hold shares as a beneficial owner in street name, you may be required to provide proof of beneficial ownership, such as your most recent account statement as of the Record Date, a copy of the voting instruction form provided by your broker, bank, trustee, or nominee, or other similar evidence of ownership. If you do not comply with the procedures outlined above, you will not be admitted to the virtual Annual Meeting.

Stockholders may submit questions live during the meeting on our Annual Meeting website, https://www.virtualshareholdermeeting.com/CRC2022. We plan to provide adequate time for stockholder questions to be read and answered by Company personnel during the meeting.  Following the Annual Meeting, we will publish an answer to each appropriate question we received on our Investor Relations website at http://investors.crc.com as soon as practical. In submitting questions, please note that we will only address questions that are germane to the matters being voted on at our Annual Meeting.

During the Annual Meeting, we will offer live technical support for all stockholders attending the meeting.  We encourage you to access the meeting prior to the start time. Please allow ample time for online check-in, which will begin at 10:45 a.m. Pacific Time. We will have technicians ready to assist if you have difficulties accessing the virtual meeting during the check-in time or during the Annual Meeting. If you encounter any difficulties accessing the virtual meeting during the check-in or course of the Annual Meeting, please call (844) 976-0738 (U.S.) or (303) 562-9301 (international).

Notice of Internet Availability of Proxy Materials

On March 22, 2022, we mailed a Notice of Internet Availability of Proxy Materials to our stockholders of record and beneficial owners who owned shares of our common stock at the close of business on March 7, 2022. The Notice of Internet Availability of Proxy Materials contained instructions on how to access the proxy materials and vote online. We have made these proxy materials available to you over the Internet or, upon your request, have delivered paper versions of these materials to you by mail, in connection with the solicitation of proxies by our Board of Directors for the Annual Meeting.

Choosing to receive your future proxy materials by e-mail will save us the cost of printing and mailing documents to you. If you choose to receive future proxy materials by e-mail, you will receive an e-mail next year with instructions containing a link to those materials and a link to the proxy voting site. Your election to receive proxy materials by e-mail will remain in effect until you terminate it.

Stockholder Proposals and Director Nominations

Any stockholder who wishes to submit a proposal for inclusion in the proxy materials and for presentation at our 2023 annual meeting of stockholders may do so by following the procedures set forth in Rule 14a-8

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General Information

under the Exchange Act. In accordance with Rule 14a-8, stockholder proposals should be received by our Corporate Secretary at the address below not later than November 22, 2022.

For proposals that are not submitted for inclusion in our proxy statement under Rule 14a-8, as more specifically provided in our Bylaws, in order for nominations of persons for election to the Board of Directors or a proposal of any other business to be properly brought before the 2023 annual meeting of stockholders, it must be submitted in accordance with our Bylaws and must be received at our principal executive offices no earlier than the close of business on January 4, 2023 and not later than the close of business on February 3, 2023. Any such proposal must be an appropriate subject for stockholder action under applicable law and must comply with the notice requirements set forth in Section 2.9 of our Bylaws and should be sent in writing to:

California Resources Corporation
Attention: Corporate Secretary

1 World Trade Center, Suite 1500

Long Beach, California 90831

Detailed information for submitting recommendations for director nominees is available upon written request to our Corporate Secretary at the address listed above.

Householding of Proxy Materials

The SEC’s proxy rules permit companies and intermediaries, such as brokers, banks and other nominees, to satisfy delivery requirements for proxy materials with respect to two or more stockholders sharing the same address by delivering a single set of proxy materials to those stockholders. This method of delivery, often referred to as “householding,” helps to reduce the amount of duplicative information that stockholders receive and lowers printing and mailing costs for companies.

We are householding proxy materials for stockholders of record in connection with the Annual Meeting unless otherwise notified. We have been notified that certain intermediaries may household proxy materials as well. If you hold your shares of common stock through a broker, bank or other nominee that has determined to household proxy materials, only one set of proxy materials will be delivered to multiple stockholders sharing an address unless you notify your broker, bank or other nominee to the contrary.

We will promptly deliver you a separate copy of the proxy materials for the Annual Meeting if you so request by (1) visiting http://www.proxyvote.com, (2) calling (800) 579-1639 or (3) sending an email to sendmaterial@proxyvote.com.  If sending any email, please include your 16-digit control number in the subject line.  You may also contact your broker, bank or other nominee to make a similar request.

Please contact us or your broker, bank or other nominee directly if you have questions or wish to receive separate copies of our proxy materials in the future. You should also contact us or your broker, bank or other nominee if you wish to request delivery of a single copy if you are currently receiving multiple copies. These options are available to you at any time.

2021 Annual Report

Our 2021 Annual Report to Stockholders, including our Annual Report on Form 10-K for the fiscal year ended December 31, 2021 as filed with the SEC, is being furnished to our stockholders primarily via the Internet and mailed to all stockholders who have requested to receive paper copies of the proxy materials. The 2021 Annual Report to Stockholders does not constitute a part of the proxy soliciting material.

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General Information

A copy of our Annual Report on Form 10-K for the fiscal year ended December 31, 2021, including the financial statements and the financial statement schedules, if any, but not including exhibits, is also available at http://www.proxyvote.com and a copy will be furnished at no charge to each person to whom a Notice of Internet Availability of Proxy Materials is delivered upon the request of such person to the following:

TELEPHONE:	(800) 579-1639
EMAIL:	sendmaterial@proxyvote.com
WEBSITE:	http://www.proxyvote.com

If sending an email, please include your 16-digit control number in the subject line.

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Annex A

Annex A

Reconciliation of Non-GAAP Measures

Adjusted EBITDAX

We define Adjusted EBITDAX as earnings before interest expense; income taxes; depreciation, depletion and amortization; exploration expense; other unusual, infrequent and out-of-period items; and other non-cash items. We believe this measure provides useful information in assessing our financial condition, results of operations and cash flows and is widely used by the industry, the investment community and our lenders. Although this is a non-GAAP measure, the amounts included in the calculation were computed in accordance with GAAP. Certain items excluded from this non-GAAP measure are significant components in understanding and assessing our financial performance, such as our cost of capital and tax structure, as well as depreciation, depletion and amortization of our assets. This measure should be read in conjunction with the information contained in our financial statements prepared in accordance with GAAP. A version of Adjusted EBITDAX is a material component of certain of our financial covenants under our Revolving Credit Facility and is provided in addition to, and not as an alternative for, income and liquidity measures calculated in accordance with GAAP.

The following tables present a reconciliation of the GAAP financial measures of net income and net cash provided by operating activities to the non-GAAP financial measure of adjusted EBITDAX and the calculation of adjusted EBITDAX for a performance metric used in our AIP, which excludes one-time costs and costs to achieve:

($ in millions)	2021
Net income	$625
Interest and debt expense, net	54
Depreciation, depletion and amortization	213
Income taxes	(396)
Exploration expense	7
Unusual, infrequent and other items	290
Non-cash items
Accretion expenses	50
Stock-based compensation	14
Post-retirement medical and pension	3
Other non-cash items	-
Adjusted EBITDAX	860
Costs to achieve	16
One-time costs	4
Adjusted EBITDAX, excluding one-time costs and costs to achieve	$880

Net cash provided by operating activities	660
Cash interest	31
Exploration expenditures	7
Working capital changes	162
Adjusted EBITDAX	860
Costs to achieve	16
One-time costs	4
Adjusted EBITDAX, excluding one-time costs and costs to achieve	$880

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2022 PROXY STATEMENT

Annex A

Free Cash Flow

Management uses free cash flow, which is defined by us as net cash provided by operating activities less capital investments, as a measure of liquidity.

The following table presents a reconciliation of free cash flow used as a performance metric used in our AIP which is defined for this purpose as adjusted EBITDAX, excluding costs to achieve and one-time costs, minus distributions to Benefit Street Partners, asset retirement obligations, cash interest, cash taxes, working capital and capital expenditures.

($ in millions)	2021
Adjusted EBITDAX, excluding one-time costs and costs to achieve	$880
Distributions to Benefit Street Partners	(50)
Asset retirement obligations settled	(42)
Cash interest	(31)
Working capital	(105)
Capital expenditures	(194)
Free Cash Flow, AIP	$458

CALIFORNIA RESOURCES CORPORATION    A - 2

2022 PROXY STATEMENT

Annex B

Annex B

California Resources Corporation
Employee Stock Purchase Plan

Section 1.	Purpose

The California Resources Corporation Employee Stock Purchase Plan is intended to provide an incentive for employees of California Resources Corporation and certain of its subsidiaries to acquire or increase a proprietary interest in the Company through the purchase of shares of the Company’s common stock. The Plan is intended to qualify as an “employee stock purchase plan” under Section 423 of the Code. The provisions of the Plan shall be construed in a manner consistent with the requirements of Section 423 of the Code.

Section 2.	Definitions

Where the following words and phrases are used in the Plan, they shall have the respective meanings set forth below, unless the context clearly indicates to the contrary:

(a)“Board” means the Board of Directors of the Company.

(b)“Code” means the Internal Revenue Code of 1986, including the guidance and regulations promulgated thereunder and successor provisions, guidance and regulations thereto.

(c)“Committee” means the Compensation Committee of the Board.

(d)“Company” means California Resources Corporation, a Delaware corporation.

(e)“Date of Exercise“ means the last day of each Option Period.

(f)“Date of Grant” means July 1, 2022, and thereafter, the first day of each successive October, January, April and July.

(g)“Effective Date” means February 22, 2022.

(h)“Eligible Compensation” means regular straight-time earnings or base salary, determined before giving effect to any salary reduction agreement pursuant to (i) a qualified cash or deferred arrangement (within the meaning of Section 401(k) of the Code) or (ii) a cafeteria plan (within the meaning of Section 125 of the Code). Eligible Compensation shall not include overtime, bonuses, commissions, severance pay, incentive pay, equity-based compensation, shift premium differentials, pay in lieu of vacation, reimbursements, or any other special or incentive payments excluded by the Committee in its discretion (applied in a uniform basis).

(i)“Eligible Employee” means, with respect to each Date of Grant, each employee of the Company or a Participating Company as of such Date of Grant;  provided, however,  that the Committee may from time to time prior to a Date of Grant elect to exclude employees of the Company and the Participating Companies who would otherwise be “Eligible Employees” pursuant to the preceding provisions of this Section 2(i) with respect to the Option Period beginning on such Date of Grant (and any subsequent Option Periods as determined by the Committee), so long as such exclusion is permitted under Section 423 of the Code; provided, further, however, that employees of the Company or a Participating Company who are citizens or residents of a foreign jurisdiction shall not be “Eligible Employees” if (A) the grant of an option under the Plan to a citizen or resident of such foreign jurisdiction is prohibited under the laws of such jurisdiction or (B) compliance with the laws of the foreign jurisdiction

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Annex B

would cause the Plan to violate the requirements of Section 423 of the Code.

(j)“Exchange Act” means the Securities Exchange Act of 1934, including the guidance, rules and regulations promulgated thereunder and successor provisions, guidance, rules and regulations thereto.

(k)“Fair Market Value” of a share of Stock means, as of any specified date, (i) if the Stock is listed on a national securities exchange, the closing sales price of the Stock, as reported on the stock exchange composite tape on that date (or if no sales occur on such date, on the next  regular business date on which such sales of the Stock are so reported); (ii) if the Stock is not traded on a national securities exchange but is traded over the counter on such date, the average between the reported high and low bid and asked prices of Stock on that date (or if no such prices are reported on such date, on the next regular business date on which such prices are so reported); or (iii) in the event Stock is not publicly traded at the time a determination of its value is required to be made under the Plan, the amount determined by the Committee in its discretion in such manner as it deems appropriate, taking into account all factors the Committee deems appropriate, including applicable law.

(l)“Option Period” means the three-month period beginning on each Date of Grant.

(m)“Option Price” means the per share price of Stock to be paid by each Participant on each exercise of such Participant’s option, which price shall be equal to 85% of the Fair Market Value of the Stock on the Date of Exercise or on the Date of Grant, whichever amount is less.

(n)“Participant” means an Eligible Employee who has elected to participate in the Plan and has been granted an option under the Plan.

(o)“Participating Company” means any present or future parent or subsidiary corporation of the Company that participates in the Plan pursuant to Section 4.

(p)“Plan”  means this California Resources Corporation Employee Stock Purchase Plan, as amended from time to time.

(q)“Restriction Period”  means the period of time, if any, during which shares of Stock acquired by a Participant under the Plan may not be sold, assigned, pledged, exchanged, hypothecated or otherwise transferred, encumbered or disposed of by such Participant as provided in Section 8(c).

(r)“Rule 16b-3” means Rule 16b-3, promulgated by the Securities and Exchange Commission under Section 16 of the Exchange Act.

(s)“Stock”  means the Company’s common stock, par value $0.01 per share.

Section 3.	Administration of the Plan

The Plan shall be administered by the Committee except to the extent the Board elects to administer the Plan, in which case references to the “Committee” shall be deemed to include references to the “Board.” Subject to the provisions of the Plan and applicable laws, the Committee shall interpret the Plan and all options granted under the Plan, make such rules as it deems necessary for the proper administration of the Plan, and make all other determinations necessary or advisable for the administration of the Plan. In addition, the Committee shall correct any defect or supply any omission or reconcile any inconsistency in the Plan, or in any option granted under the Plan, in the manner and to the extent that the Committee deems desirable to carry the Plan or any option into effect. The Committee shall make such decisions or determinations and take such actions in its sole discretion, and all such decisions, determinations and actions made or taken by the Committee pursuant to this and the other sections of the Plan shall be conclusive on all persons, including the Company, its affiliates, stockholders, Participants, and beneficiaries or other persons claiming rights from or through a Participant. The Committee shall have the authority to delegate routine day-to-day administration of

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2022 PROXY STATEMENT

Annex B

the Plan to such officers and employees of the Company as the Committee deems appropriate; provided, that such delegation does not violate state or corporate law.

The Committee and each member thereof shall be entitled to, in good faith, rely or act upon any report or other information furnished to him or her by any officer or employee of the Company or any of its affiliates, the Company’s legal counsel, independent auditors, consultants or any other agents assisting in the administration of the Plan.  Members of the Committee and any officer or employee of the Company or any of its affiliates acting at the direction or on behalf of the Committee shall not be personally liable for any action or determination taken or made in good faith with respect to the Plan, and shall, to the fullest extent permitted by law, be indemnified and held harmless by the Company with respect to any such action or determination.

Section 4.	Participating Companies

The Committee may designate any present or future parent or subsidiary corporation of the Company that is eligible by law to participate in the Plan as a Participating Company by written instrument delivered to the designated Participating Company. Such written instrument shall specify the effective date of such designation and shall become, as to such designated Participating Company and persons in its employment, a part of the Plan. As of the Effective Date, Tidelands Oil Production Company shall be a Participating Company. The terms of the Plan may be modified as applied to a Participating Company only to the extent permitted under Section 423 of the Code. Transfer of employment among the Company and Participating Companies (and among any other parent or subsidiary corporation of the Company) shall not be considered a termination of employment hereunder. Any Participating Company may, by appropriate action of its board of directors or other governing body, terminate its participation in the Plan at any time. Moreover, the Committee may, in its discretion, terminate a Participating Company’s Plan participation at any time.

Section 5.	Eligibility

Subject to the provisions hereof, all Eligible Employees as of a Date of Grant shall be eligible to participate in the Plan with respect to options granted under the Plan as of such Date of Grant.

Section 6.	Stock Subject to the Plan

Subject to the provisions of Section 13, the aggregate number of shares that may be sold pursuant to options granted under the Plan shall not exceed 1,250,000 shares of authorized Stock, which shares may be unissued shares or reacquired shares, including shares bought on the market or otherwise for purposes of the Plan. Should any option granted under the Plan expire or terminate prior to its exercise in full, the shares theretofore subject to such option may again be subject to an option granted under the Plan. Any shares that are not subject to outstanding options upon the termination of the Plan shall cease to be subject to the Plan.

Section 7.	Grant of Options

(a)In General. Commencing on July 1, 2022, and continuing while the Plan remains in force, the Company shall, on each Date of Grant, grant an option under the Plan to purchase shares of Stock to each Eligible Employee as of such Date of Grant who elects to participate in the Plan;  provided, however, that no option shall be granted to an Eligible Employee if such individual, immediately after the option is granted, would own stock possessing five percent or more of the total combined voting power or value of all classes of stock of the Company or of its parent or subsidiary corporations (within the meaning of Sections 423(b)(3) and 424(d) of the Code). Except as provided in Section 13, the term of each option shall be for three months, which shall begin on a Date of Grant and end on the last day of such three-month period. Subject to Section 7(d), the number of shares of Stock subject to an option for a Participant shall be equal to the quotient of (i) the aggregate payroll deductions withheld on behalf of such Participant during the Option Period in accordance with Section 7(b), divided by (ii) the Option Price of the Stock applicable to the Option Period, rounded down to the nearest whole share;  provided, however,  that the maximum number of shares of Stock that may be subject to any option for a Participant may not exceed 250 (subject to adjustment as provided in Section 13), and any payroll

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Annex B

deductions in excess of the amount required to purchase such maximum number of shares of Stock shall be returned to the Participant as soon as administratively practicable after the Date of Exercise relating to such option.

(b)Election to Participate; Payroll Deduction Authorization. An Eligible Employee may participate in the Plan only by means of payroll deduction. Each Eligible Employee who elects to participate in the Plan shall deliver to the Company, within the time period prescribed by the Committee and with respect to each Date of Grant, a payroll deduction authorization in a form prepared by the Company whereby such Eligible Employee gives notice of such Eligible Employee’s election to participate in the Plan as of such Date of Grant, and whereby such Eligible Employee designates an integral percentage of such Eligible Employee’s Eligible Compensation (or, in lieu of an integral percentage and if permitted by the Committee, a specified whole dollar amount) to be deducted from such Eligible Employee’s Eligible Compensation for each pay period and paid into the Plan for such Eligible Employee’s account. The designated percentage may not be less than one percent nor exceed 15 percent (or such greater percentage as the Committee may establish from time to time before a Date of Grant).

(c)Changes in Payroll Authorization. The payroll deduction authorization referred to in Section 7(b) may not be changed during the Option Period. However, a Participant may withdraw from the Plan as provided in Section 9.

(d)$25,000 Limitation. No employee shall be granted an option under the Plan which permits his rights to purchase Stock under the Plan and under all other employee stock purchase plans of the Company and its parent and subsidiary corporations to accrue at a rate which exceeds $25,000 of Fair Market Value of Stock (determined on the applicable Date of Grant) for each calendar year in which such option is outstanding at any time (within the meaning of Section 423(b)(8) of the Code). Any payroll deductions in excess of the amount specified in the foregoing sentence shall be returned to the Participant as soon as administratively feasible after the next following Date of Exercise.

(e)Leaves of Absence. During a paid leave of absence approved by the Company and meeting the requirements of Treasury Regulation §1.421-1(h)(2), a Participant’s elected payroll deductions shall continue. A Participant may not contribute to the Plan during an unpaid leave of absence. If a Participant takes an unpaid leave of absence that is approved by the Company and meets the requirements of Treasury Regulation §1.421-1(h)(2), then such Participant’s payroll deductions for such Option Period that were made prior to such leave may remain in the Plan and be used to purchase Stock under the Plan on the Date of Exercise relating to such Option Period. If a Participant takes a leave of absence that is not described in the first or third sentence of this Section 7(e), then for purposes of the Plan such Participant shall be considered to have terminated such Participant’s employment and withdrawn from the Plan pursuant to the provisions of Section 9. Further, notwithstanding the preceding provisions of this Section 7(e), if a Participant takes a leave of absence that is described in the first or third sentence of this Section 7(e) and such leave of absence exceeds three months, then for purposes of the Plan such Participant shall be considered to have terminated such Participant’s employment on the first day immediately following such three-month period and withdrawn from the Plan pursuant to the provisions of Section 9.

Section 8.	Exercise of Options

(a)General Statement. Subject to the limitation set forth in Section 7(d), each Participant in the Plan automatically and without any act on such Participant’s part shall be deemed to have exercised such Participant’s option on each Date of Exercise to the extent such Participant’s accumulated, unused payroll deductions under the Plan are sufficient to purchase at the applicable Option Price whole shares of Stock and to the extent the issuance of Stock to such Participant upon such exercise is lawful, and such amount of payroll deductions as is equal to the aggregate Option Price for all such whole shares shall be deducted from the Participant’s account under the Plan and applied to the purchase of the shares and payment therefor. Any amount relating to such option that remains in a Participant’s account

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Annex B

under the Plan representing a fractional share shall be applied to the purchase of shares of Stock during the next Option Period as if such Participant had contributed such amount by payroll deduction to the Plan during such Option Period for the option that relates thereto; provided, however, if such Participant did not affirmatively elect to participate in the Plan for such next Option Period as provided in Section 7(b), then such amount shall be returned to such Participant as soon as administratively feasible after the applicable Date of Exercise. If the total number of shares of Stock for which options are exercised on any Date of Exercise exceeds the maximum number of shares then available for sale under the Plan, then the Company shall allocate the available shares by reducing Participants’ designated payroll deduction authorization percentages in order of the highest percentages until the excess is eliminated, and any remaining balance of payroll deductions credited to the account of a Participant under the Plan shall be refunded to such Participant promptly.

(b)Delivery of Shares. As soon as practicable after each Date of Exercise, the Company shall deliver to a custodian selected by the Committee one or more certificates representing (or shall otherwise cause to be credited to the account of such custodian) the total number of whole shares of Stock respecting options exercised on such Date of Exercise, in the aggregate, by all of the Participants. Such custodian shall keep accurate records of the beneficial interests of each Participant in such shares by means of Participant accounts under the Plan, and shall provide each Participant with quarterly or such other periodic statements with respect thereto as may be directed by the Committee. If the Company is required to obtain from any commission or agency (whether U.S. or foreign) authority to issue any such shares, the Company shall seek to obtain such authority. Inability of the Company to obtain from any such commission or agency authority which counsel for the Company deems necessary for the lawful issuance of any such shares shall relieve the Company from liability to any Participant except to return to such Participant the amount of such Participant’s payroll deductions under the Plan which would have otherwise been used upon exercise of the relevant option.

(c)Restrictions on Transfer. The Committee may from time to time specify with respect to a particular grant of options the Restriction Period, if any, that shall apply to the shares of Stock acquired pursuant to such options. Unless otherwise specified by the Committee, the Restriction Period applicable to shares of Stock acquired under the Plan shall be a period of 90 days  after the Date of Exercise of the options pursuant to which such shares were acquired. Except as hereinafter provided, during the Restriction Period applicable to shares of Stock acquired under the Plan, such shares may not be sold, assigned, pledged, exchanged, hypothecated or otherwise transferred, encumbered or disposed of by the Participant who has purchased such shares;  provided, however , that such restriction shall not apply to the transfer, exchange or conversion of such shares of Stock pursuant to a merger, consolidation or other plan of reorganization of the Company, but the stock, securities or other property (other than cash) received upon any such transfer, exchange or conversion shall also become subject to the same transfer restrictions applicable to the original shares of Stock, and shall be held by the custodian, pursuant to the provisions hereof. Upon the expiration of such Restriction Period, the transfer restrictions set forth in this Section 8(c) shall cease to apply and the Participant may, pursuant to procedures established by the Committee and the custodian, direct the sale or distribution of some or all of the whole shares of Stock in such Participant’s account under the Plan that are not then subject to transfer restrictions and, in the event of a sale, request payment of the net proceeds from such sale. The Committee may cause the Stock issued in connection with the exercise of options under the Plan to bear such legends or other appropriate restrictions, and the Committee may take such other actions, as it deems appropriate in order to reflect the transfer restrictions set forth in this Section 8(c) and to assure compliance with applicable laws.

Section 9.	Withdrawal from the Plan

(a)General Statement. Any Participant may withdraw in whole from the Plan at any time prior to the Date of Exercise relating to a particular Option Period. Partial withdrawals shall not be permitted. A Participant who wishes to withdraw from the Plan must timely deliver to the Company a notice of withdrawal in a form prepared by the Company. The Company, promptly following the time when the notice of withdrawal is delivered, shall refund to the Participant the amount of such Participant’s payroll

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Annex B

deductions under the Plan which have not yet been otherwise returned to such Participant or used upon exercise of options; and at such time, automatically and without any further act on such Participant’s part, such Participant’s payroll deduction authorization and interest in unexercised options under the Plan shall terminate.

(b)Eligibility Following Withdrawal. A Participant who withdraws from the Plan shall be eligible to participate again in the Plan upon expiration of the Option Period during which such Participant withdrew (provided that such Participant is otherwise eligible to participate in the Plan at such time).

Section 10.	Termination of Employment

(a)General Statement. Except as provided in Section 10(b), if the employment of a Participant with the Company, the applicable Participating Company or any present or future parent or subsidiary corporation of the Company terminates for any reason whatsoever, then such Participant’s participation in the Plan and interest in unexercised options under the Plan automatically and without any act on such Participant’s part shall terminate as of the date of the termination of such Participant’s employment. The Company shall promptly refund to such Participant the amount of such Participant’s payroll deductions under the Plan which have not yet been otherwise returned to such Participant or used upon exercise of options.

(b)Termination by Retirement, Death or Disability. If the employment of a Participant terminates after such Participant has attained age 65 or due to such Participant’s death or permanent and total disability (within the meaning of Section 22(e)(3) of the Code), then such Participant, or such Participant’s personal representative, as applicable, shall have the right to elect either to:

(i)withdraw all of such Participant’s accumulated unused payroll deductions under the Plan; or

(ii)exercise such Participant’s option for the purchase of Stock on the last day of the Option Period during which termination of employment occurs for the purchase of the number of whole shares of Stock which such Participant’s accumulated, unused payroll deductions under the Plan at the date of termination of employment will purchase at the applicable Option Price (subject to Section 7(d)), and receive a payment from the Company promptly after such exercise in the amount of such Participant’s payroll deductions under the Plan which have not yet been otherwise returned to such Participant or used upon exercise of options.

The Participant or, if applicable, such personal representative, must make such election by giving notice to the Company at such time and in such manner as the Company prescribes. In the event that no such notice of election is timely received by the Company, the Participant or personal representative will automatically be deemed to have elected as set forth in clause (ii) above.

Section 11.	Limit on Transfer of Options

An option granted under the Plan shall be exercisable only by the Participant during the Participant’s lifetime. An option granted under the Plan shall not be transferable otherwise than by will or the laws of descent and distribution. No options granted under the Plan, and no right under options granted under the Plan, may be assigned, alienated, pledged, attached, sold or otherwise transferred or encumbered by a Participant and any such purported assignment, alienation, pledge, attachment, sale, transfer or encumbrance shall be void and unenforceable against the Company or any of its affiliates.

Section 12.	No Rights of Stockholder Until Exercise of Option

With respect to shares of Stock subject to an option, a Participant shall not be deemed to be a stockholder, and shall not have any of the rights or privileges of a stockholder, until such option has been exercised and the shares subject to such option have been delivered to the custodian pursuant to Section 8.

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Annex B

With respect to a Participant’s Stock held by the custodian pursuant to Section 8, the custodian shall, as soon as practicable, pay such Participant any cash dividends attributable thereto or credit such dividends to such individual’s account (as directed by the Committee in its discretion applied in a uniform manner) and shall, in accordance with procedures adopted by the custodian, facilitate the Participant’s voting rights attributable thereto.

Section 13.	Changes in Stock; Adjustments

(a)Subdivision or Consolidation of Shares. The terms of any options outstanding and the share limitations under the Plan shall be subject to adjustment by the Committee from time to time, in accordance with the following provisions:

(i)If at any time, or from time to time, the Company shall subdivide as a whole (by reclassification, by a Stock split, by the issuance of a distribution on Stock payable in Stock, or otherwise) the number of shares of Stock then outstanding into a greater number of shares of Stock, then, as appropriate (A) the maximum number of shares of Stock available for delivery hereunder shall be increased proportionately, and the kind of shares or other securities available for the Plan shall be appropriately adjusted, (B) the number of shares of Stock (or other kind of shares or securities) that may be acquired under any then outstanding option shall be increased proportionately, and (C) the Option Price for each share of Stock (or other kind of shares or securities) subject to then outstanding options shall be reduced proportionately.

(ii)If at any time, or from time to time, the Company shall consolidate as a whole (by reclassification, by reverse Stock split, or otherwise) the number of shares of Stock then outstanding into a lesser number of shares of Stock, then, as appropriate (A)  the maximum number of shares of Stock available for delivery hereunder shall be decreased proportionately, and the kind of shares or other securities available for the Plan shall be appropriately adjusted, (B) the number of shares of Stock (or other kind of shares or securities) that may be acquired under any then outstanding options shall be decreased proportionately, and (C) the Option Price for each share of Stock (or other kind of shares or securities) subject to then outstanding options shall be increased proportionately.

(b)Corporate Transactions.  If the Company shall not be the surviving corporation in any merger, consolidation or other business combination or reorganization (or survives only as a subsidiary of another entity), or if the Company is to be dissolved or liquidated, then, unless a surviving corporation assumes or substitutes new options (within the meaning of Section 424(a) of the Code) for all options then outstanding, (i) the Date of Exercise for all options then outstanding shall be accelerated to a date fixed by the Committee, which date shall be on or before the effective date of such merger, consolidation or other business combination or reorganization or such dissolution or liquidation, and (ii) upon such effective date all unexercised options, if any (and determined after taking into account the exercise described in the preceding clause (i)), shall expire and the Company promptly shall refund to each Participant the amount of such Participant’s payroll deductions under the Plan which have not yet been otherwise returned to such Participant or used upon exercise of options.

(c)Other Changes in Stock.  Upon any other change in Stock not otherwise provided for in this Section 13, appropriate action shall be taken by the Committee to prevent the dilution or enlargement of rights by adjusting accordingly the number of shares subject to the Plan, the maximum number of shares that may be subject to any option and the number and Option Price of shares subject to options outstanding under the Plan.

Section 14.	Use of Funds; No Interest Paid

All funds received or held by the Company under the Plan shall be included in the general funds of the Company free of any trust or other restriction, and may be used for any corporate purpose. No interest shall be paid to any Participant.

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Annex B

Section 15.	Plan Effective Date and Term

The Plan was adopted by the Board to be effective on the Effective Date; provided, that the Plan is approved by the stockholders of the Company within 12 months before or after the Effective Date. Notwithstanding any provision in the Plan, no options granted under the Plan shall be exercisable prior to such stockholder approval, and if the stockholders of the Company do not approve the Plan by the Date of Exercise of the first option granted hereunder, then the Plan shall automatically terminate, no options may be exercised hereunder and the Company promptly shall refund to each Participant the amount of each Participant’s payroll deductions under the Plan; and thereupon, automatically and without any further act on the part of any Participant, each Participant’s payroll deduction authorization and each Participant’s interest in unexercised options under the Plan shall terminate.  No options may be granted under the Plan on and after the tenth anniversary of the Effective Date, which is February 22, 2032. However, any option granted prior to such termination (or any earlier termination pursuant to Section 16), and the authority of the Board or Committee to amend, alter, adjust, suspend, discontinue, or terminate any such option in accordance with the terms of the Plan, shall extend beyond such termination until the final disposition of such option.

Section 16.	Amendment, Suspension or Termination of the Plan

The Board in its discretion may terminate the Plan at any time with respect to any Stock for which options have not theretofore been granted. The Board also may suspend the operation of the Plan for any period as it may deem advisable by determining not to commence a new Option Period following any Date of Exercise; provided, that the Board may subsequently determine to end any suspension period and commence a new Option Period, subject to and to the extent permitted by the requirements of applicable laws or regulatory guidance, including Section 423 of the Code, and the terms of the Plan; provided, that, without the consent of an affected Participant, no such Board action may materially and adversely affect the rights of such Participant under any previously granted and outstanding option.  The Board shall have the right to alter or amend the Plan or any part thereof from time to time; provided, that, without the consent of an affected Participant, no such Board action may materially and adversely affect the rights of such Participant under any previously granted and outstanding option.

Section 17.	Securities Laws

The Company shall not be obligated to issue any Stock pursuant to any option granted under the Plan at any time when the offer, issuance or sale of shares covered by such option has not been registered under the Securities Act of 1933, as amended, or does not comply with such other federal, state, local or foreign laws, rules or regulations, or the requirements of any stock exchange or other marketplace upon which the Stock may then be listed, as the Company or the Committee deems applicable and, in the opinion of legal counsel for the Company, there is no exemption from the requirements of such laws, rules, regulations or requirements available for the offer, issuance and sale of such shares.

Any action by an Eligible Employee to commence participation or withdraw from the Plan, to change such Eligible Employee’s payroll deduction authorization, or to sell or otherwise trade any shares of Stock in such Eligible Employee’s account under the Plan, shall be subject to compliance with applicable securities laws and regulations, including laws and regulations concerning the use of material nonpublic information. Further, any such action and all Stock acquired pursuant to the Plan shall be subject to the Company’s policies concerning compliance with securities laws and regulations, as such policies may be amended from time to time.

The terms and conditions of options granted hereunder to, and the purchase of shares by, persons subject to Section 16 of the Exchange Act shall comply with any applicable provisions of Rule 16b-3. As to such persons, the Plan shall be deemed to contain, and such options shall contain, and the shares issued upon exercise thereof shall be subject to, such additional conditions and restrictions as may be required from time to time by Rule 16b-3 to qualify for the maximum exemption from Section 16 of the Exchange Act with respect to Plan transactions.

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Annex B

Section 18.	No Restriction on Corporate Action

Nothing contained in the Plan shall be construed to prevent the Company or any subsidiary from taking any corporate action that is deemed by the Company or such subsidiary to be appropriate or in its best interest, whether or not such action would have an adverse effect on the Plan or any option granted under the Plan. No employee, beneficiary or other person shall have any claim against the Company or any subsidiary as a result of any such action.

Section 19.	Miscellaneous Provisions

(a)Parent and Subsidiary Corporations. For all purposes of the Plan, a corporation shall be considered to be a parent or subsidiary corporation of the Company only if such corporation is a parent or subsidiary corporation of the Company within the meaning of Sections 424(e) and (f) of the Code.

(b)Interpretation; Headings. Headings are for convenience only and are not deemed to be part of the Plan.  The words “hereof,” “herein” and “hereunder” and words of similar import, when used in the Plan, shall refer to the Plan as a whole and not to any particular provision of the Plan. All references herein to Sections shall, unless the context requires a different construction, be deemed to be references to the Sections of this Plan.  The word “or” as used herein is not exclusive and is deemed to have the meaning “and/or.” All references to “including” shall be construed as meaning “including without limitation.” Unless the context requires otherwise, all references herein to a law, agreement, instrument, policy or other document shall be deemed to refer to such law, agreement, instrument, policy or other document as amended, supplemented, modified and restated from time to time to the extent permitted by the provisions thereof.  All references to “dollars” or “$” in the Plan refer to United States dollars.  Whenever the context may require, any pronouns used herein shall include the corresponding masculine, feminine or neuter forms, and the singular form of nouns and pronouns shall include the plural and vice versa.

(c)Limitation on Rights Conferred under Plan; No Acquired Rights. The adoption and maintenance of the Plan shall not be deemed to be a contract between the Company or any Participating Company and any person or to be consideration for the employment of any person. Participation in the Plan at any given time shall not be deemed to create the right to participate in the Plan, or any other arrangement permitting an employee of the Company or any Participating Company to purchase Stock at a discount, in the future. The rights and obligations under any Participant’s terms of employment with the Company or any Participating Company shall not be affected by participation in the Plan. Neither the Plan nor any action taken hereunder shall be construed as (i) giving any Eligible Employee or Participant the right to continue as an Eligible Employee or Participant or in the employ of the Company or any of its affiliates or (ii) interfering in any way with the right of the Company or any of its affiliates to terminate any Eligible Employee’s or Participant’s employment at any time. The Plan shall not afford any Participant any additional right to compensation as a result of the termination of such Participant’s employment for any reason whatsoever.

(d)Compliance with Applicable Laws. The Company’s obligation to offer, issue, sell or deliver Stock under the Plan is at all times subject to all approvals of and compliance with any governmental authorities (whether domestic or foreign) required in connection with the authorization, offer, issuance, sale or delivery of Stock as well as all federal, state, local and foreign laws. Without limiting the scope of the preceding sentence, and notwithstanding any other provision in the Plan, the Company shall not be obligated to grant options or to offer, issue, sell or deliver Stock under the Plan to any employee who is a citizen or resident of a non-U.S. jurisdiction if (i) the grant of an option under the Plan to a citizen or resident of such jurisdiction is prohibited under the laws of such jurisdiction or (ii) compliance with the laws of such jurisdiction would cause the Plan to violate the requirements of Section 423 of the Code.

(e)Severability and Reformation. If any provision of the Plan or an option is or becomes or is deemed to be invalid, illegal or unenforceable in any jurisdiction or as to any person or option, or would disqualify the Plan or any option under any law deemed applicable by the Committee, such provision

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Annex B

shall be construed or deemed amended to conform to the applicable law or, if it cannot be construed or deemed amended without, in the determination of the Committee, materially altering the intent of the Plan or the option, such provision shall be stricken as to such jurisdiction, person or option and the remainder of the Plan and any such option shall remain in full force and effect.

(f)Governing Law; Submission to Jurisdiction.  All questions arising with respect to the provisions of the Plan shall be determined by application of the laws of the State of Delaware, without giving effect to any conflict of law provisions thereof, except to the extent Delaware law is preempted by federal law.  The obligation of the Company to sell and deliver Stock hereunder is subject to applicable federal and state laws and to the approval of any governmental authority required in connection with the authorization, issuance, sale, or delivery of Stock.  With respect to any claim or dispute related to or arising under the Plan, the Company and each Participant consent to the exclusive jurisdiction, forum and venue of the state and federal courts located in Los Angeles, California.

(g)Electronic or Telephonic Documentation and Submission. Any of the payroll deduction authorizations, notices, forms, designations and other documents referenced in the Plan and their submission may be electronic or telephonic, as directed by the Committee.

(h)Taxes. Any income taxes, withholding taxes or other levies on income of an Eligible Employee applied by any federal, state, local or foreign government arising from the Plan or the Eligible Employee’s participation therein shall be paid by such Eligible Employee, including any such taxes payable on (i) any amount contributed by an Eligible Employee to the purchase of shares of Stock, (ii) the benefit derived from acquiring shares of Stock at an Option Price that is less than the fair market value of such shares, and (iii) the transfer of shares of Stock to the Eligible Employee or a person designated by the Eligible Employee, including a sale or other disposition of the shares.

Each of the Company and any Participating Company, as applicable, is authorized to deduct, or cause to be deducted, from any amounts payable to an Eligible Employee, either under the Plan or otherwise, any amounts which are required to be withheld on account of taxes, and all such amounts shall be remitted to the appropriate government authority in accordance with applicable federal, state, local or foreign law. Each of the Company and any Participating Company, as applicable, may also undertake any other action reasonably necessary to permit compliance with applicable tax withholding laws, including withholding a portion of the shares of Stock otherwise deliverable to or for the account of an Eligible Employee or requiring, as a condition to the transfer of shares of Stock to the Eligible Employee or a person designated by the Eligible Employee, payment of any applicable withholding tax.

(i)Notice of Disqualifying Disposition.  Each Participant shall give the Company prompt written notice of any disposition or other transfer of shares of Stock acquired pursuant to the exercise of an option acquired under the Plan, if such disposition or transfer is made within two years after the first day of the Option Period or within one year after the Date of Exercise.

(j)Designation of Beneficiary.  A Participant may file, on forms provided by the Committee, a written designation of beneficiary who is to receive any shares of Stock and cash in respect of any fractional shares of Stock, if any, from the Participant’s account under the Plan in the event of such Participant’s death.  In addition, a Participant may file a written designation of beneficiary who is to receive any cash withheld through payroll deductions and credited to the Participant’s account in the event of the Participant’s death prior to the Date of Exercise of an Option Period.

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2022 PROXY STATEMENT

Annex C

Annex C

Proposal 5(a) Amendment to Certificate of Incorporation

Proposed Amendment to the Amended and Restate Certificate of Incorporation of California Resources Corporation (Proposal 5(a))

The text below is the portion of the Amended and Restated Certificate of Incorporation of California Resources Corporation, as last amended October 27, 2020, as proposed to be amended by “Proposal 5(a)—Change the Supermajority Vote Requirement for Stockholders to Remove Directors Without Cause to a Majority Vote Requirement.”  Proposed additions are indicated by underlining and proposed deletions are indicated by strike-outs.

FIFTH . . .

3. Removal of Directors. Any director may be removed at any time, with or without cause, upon the affirmative vote of the holders of at least a majority in voting power of the outstanding shares of stock of the Corporation entitled to vote generally for the election of directors ~~or (b) without cause upon the affirmative vote of the holders of at least 75% in voting power of the outstanding shares of stock of the Corporation entitled to vote generally for the election of directors, in the case of each of (a) and (b)~~, acting at a meeting of the stockholders in accordance with the DGCL, this Amended and Restated Certificate of Incorporation and the Bylaws.

Proposal 5(b) Amendment to Certificate of Incorporation

Proposed Amendment to the Amended and Restate Certificate of Incorporation of California Resources Corporation (Proposal 5(b))

The text below is the portion of the Amended and Restated Certificate of Incorporation of California Resources Corporation, as last amended October 27, 2020, as proposed to be amended by “Proposal 5(b)—Change the Supermajority Vote Requirement for Stockholders to Amend Certain Provisions of the Amended and Restated Certificate of Incorporation to a Majority Vote Requirement.”  Proposed deletions are indicated by strike-outs.

TENTH: Notwithstanding any other provision of this Amended and Restated Certificate of Incorporation or the Bylaws (and in addition to any other vote that may be required by law, this Amended and Restated Certificate of Incorporation or the Bylaws), the approval by a majority of the directors then in office and the affirmative vote of the holders of a majority in voting power of the outstanding shares of stock of the Corporation entitled to vote thereon, voting together as a single class, in addition to any vote of holders of any class or series of stock of the Corporation required by law or by this Amended and Restated Certificate of Incorporation, shall be required to amend, alter, restate or repeal any provision of this Amended and Restated Certificate of Incorporation~~; provided, further, that any alteration, amendment, repeal or restatement of Article Fifth, Article Sixth, Article Seventh, this Article Tenth, Article Eleventh or Article Twelfth shall require the affirmative vote of the holders of at least 75% in voting power of the outstanding shares of stock of the Corporation entitled to vote thereon, voting together as a single class, in addition to any vote of holders of any class or series of stock of the Corporation required by law or by this Amended and Restated Certificate of Incorporation and the approval by a majority of the directors then in office~~.

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UFCW 888

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CALIFORNIA RESOURCES CORPORATION

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CALIFORNIA RESOURCES CORPORATION 1 World Trade Center, Suite 1500 Long Beach, CA 90831 SCAN TO VIEW MATERIALS & VOTE BY INTERNET Before The Meeting – Go to www.proxyvote.com or scan the QR Barcode above Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 p.m. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form. During The Meeting – Go to www.virtualshareholdermeeting.com/CRC2022 You may attend the meeting via the Internet and vote during the meeting. Have the information that is printed in the box marked by the arrow available and follow the instructions. VOTE BY PHONE – 1-800-690-6903 Use any touch-tone telephone to transmit your voting instructions up until 11:59 p.m. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you call and then follow the instructions. VOTE BY MAIL Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: D71150-P68316 KEEP THIS PORTION FOR YOU RECORDS DETACH AND RETURN THIS PORTION ONLY THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

CALIFORNIA RESOURCES CORPORATION The Board of Directors recommends you vote FOR the following: 1. Election of Directors Nominees: 01) Andrew B. Bremner 02) Douglas E. Brooks 03) Tiffany (TJ) Thom Cepak 04) James N. Chapman 05) Mark A. (Mac) McFarland 06) Nicole Neeman Brady 07) Julio M. Quintana 08) William B. Roby 09) Alejandra (Ale) Veltmann For All Withhold All For All Except To withhold authority to vote for any individual nominee(s), mark “For All Except” and write the number(s) of the nominee(s) on the line below. _____

The Board of Directors recommends you vote FOR proposals 2, 3, 4, 5a and 5b: For Against Abstain

2. Ratification of the appointment of KPMG LLP as our independent registered public accounting firm for our fiscal year ending December 31, 2022 3. To approve, by non-binding vote, named executive officer compensation. 4. To approve the Employee Stock Purchase Plan. 5a. To approve amendments to the Certificate of Incorporation to change the supermajority vote requirement for stockholders to remove directors without cause to a majority vote requirement. 5b. To approve amendments to the Certificate of Incorporation to change the supermajorityvote requirement for stockholders to amend certain provisions of the Certificate of Incorporation to a majority vote requirement.

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or any other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer. Signature [PLEASE SIGN WITHIN BOX] Date Signature (Joint Owners) Date

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting: The Notice and Proxy Statement and 10K Wrap are available at www.proxyvote.com. D71151-P68316

CALIFORNIA RESOURCES CORPORATION Annual Meeting of Shareholders May 4, 2022 11:00 a.m. This proxy is solicited by the Board of Directors The shareholder(s) hereby appoint(s) Mark A. (Mac) McFarland and Tiffany (TJ) Thom Cepak, as proxies, each with the power to appoint his or her substitute, and hereby authorize(s) him or her to represent and to vote, as designated on the reverse side of this ballot, all of the shares of Common Stock of California Resources Corporation that the shareholder(s) is/are entitled to vote at the Annual Meeting of Shareholders to be held at 11:00 a.m., Pacific Time on Wednesday, May 4, 2022, virtually at www.virtualshareholdermeeting.com/CRC2022, and any adjournment or postponement thereof.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED AS DIRECTED BY THE SHAREHOLDER(S). IF NO SUCH DIRECTIONS ARE MADE, THIS PROXY WILL BE VOTED FOR THE ELECTION OF THE NOMINEES LISTED ON THE REVERSE SIDE FOR THE BOARD OF DIRECTORS, FOR PROPOSALS 2, 3 , 4, 5a AND 5b. PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY USING THE ENCLOSED REPLY ENVELOPE. CONTINUE AND TO BE SIGNED ON REVERSE SIDE